    As filed with the Securities and Exchange Commission on April   , 2002

                                                      Registration No. 33-91226

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------


                        POST-EFFECTIVE AMENDMENT NO. 8

                                      To

                                   Form S-6

                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                               -----------------

                     Metropolitan Life Separate Account UL
                             (Exact name of trust)

                      Metropolitan Life Insurance Company
                              (Name of depositor)

                   1 Madison Avenue New York, New York 10010
         (Complete Address of Depositor's Principal Executive Offices)

                               -----------------

                             GARY A. BELLER, ESQ.
              Senior Executive Vice-President and General Counsel
                      Metropolitan Life Insurance Company
                               1 Madison Avenue
                           New York, New York 10010
               (Name and Complete Address of Agent for Service)

                               -----------------

                                  Copies To:
                              GARY O. COHEN, ESQ.
                                      and
                           THOMAS C. LAUERMAN, ESQ.
                                Foley & Lardner
                                 3000 K Street
                          Washington, D.C. 20007-5109

                               -----------------

It is proposed that the filing will become effective (check appropriate box)

   [_] immediately upon filing pursuant to paragraph (b) of Rule 485

   [X] on May 1, 2002 pursuant to paragraph (b) of Rule 485

   [_] on (date) pursuant to paragraph (a)(1) of Rule 485
   [_] on (date), pursuant to paragraph (a) of Rule 485

                               -----------------

This filing is made in reliance on Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940 to register an indefinite amount of interests in Metropolitan Life Separate Account UL which funds certain variable universal life insurance policies.

================================================================================

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      METROPOLITAN LIFE INSURANCE COMPANY

                             CROSS-REFERENCE TABLE


Items of Form N-8B-2                             Captions In Prospectus
--------------------                             ----------------------
1......................... Cover Page
2......................... Summary; MetLife
3......................... Inapplicable
4......................... Sales and Administration of the Group Policies and Certificates;
                           Summary; MetLife
5, 6, 7................... Separate Account UL; The Funds
8......................... Financial Statements
9......................... Inapplicable
10(a)..................... Other Certificate Provisions; Certificate Rights
10(c), 10(d).............. Summary; Certificate Benefits; Certificate Rights; Payment and
                           Allocation of Premiums; The Fixed Account; Other Certificate
                           Provisions
10(e)..................... Payment and Allocation of Premiums--Policy Termination and
                           Reinstatement while the Group Policy is in Effect
10(f)..................... Voting Rights
10(g)(1)-(3), 10(h)(1)-(3) Rights We Reserve
10(g)(4), 10(h)(4)........ Inapplicable
10(i)..................... Certificate Benefits; Payment and Allocation of Premiums; Issuing
                           a Group Policy and a Certificate
11........................ Summary; Separate Account UL; The Funds
12(a)..................... Cover Page
12(b), 12(e).............. Inapplicable
12(c), 12(d).............. Separate Account UL; The Funds
13(a), 13(b), 13(c), 13(d) Summary; Charges and Deductions; Separate Account UL; The
                           Funds; Certificate Benefits; Other Policy Provisions
13(e)..................... Sales and Administration of the Group Policies and Certificates
13(f), 13(g).............. Inapplicable
14........................ Issuing a Group Policy and a Certificate; Sales and Administration
                           of the Group Policies and Certificates
15........................ Payment and Allocation of Premiums
16........................ Separate Account UL; The Funds
17(a), 17(b).............. Captions referenced under items 10(c), 10(d), 10(e) and 10(i) above
17(c)..................... Inapplicable
18(a), 18(c).............. Separate Account UL; The Funds
18(b), 18(d).............. Inapplicable
19........................ Sales and Administration of the Group Policies and Certificates;
                           Voting Rights; Reports
20(a), 20(b).............. Rights we reserve; Separate Account UL; The Funds
20(c), 20(d), 20(e), 20(f) Inapplicable
21(a), 21(b).............. Certificate Rights--Loan Privileges; Payment and Allocation of
                           Premiums; other Certificate Provisions
21(c), 22................. Inapplicable
23........................ Sales and Administration of the Group Policies and Certificates
24........................ Payment and Allocation of Premiums; other Certificate Provisions
25........................ MetLife
26........................ Charges and Deductions
27........................ MetLife
28........................ Management
29........................ Inapplicable
30, 31, 32, 33, 34........ Inapplicable

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      METROPOLITAN LIFE INSURANCE COMPANY

                      CROSS-REFERENCE TABLE--(Continued)


Items of Form N-8B-2                      Captions In Prospectus
--------------------                      ----------------------
35.................. Getting more information
36, 37.............. Inapplicable
38.................. Sales and Administration of the Group Policies and Certificates
39.................. MetLife; Sales and Administration of the Group Policies and
                     Certificates
40(a)............... Inapplicable
40(b)............... Separate Account UL; The Funds; Charges and Deductions
41(a)............... Summary; MetLife; Sales and Administration of the Group Policies
                     and Certificates
41(b), 41(c), 42, 43 Inapplicable
44(a)............... Separate Account UL; The Funds; Certificate Benefits--Cash
                     Value
44(b)............... Inapplicable
44(c)............... Charges and Deductions
45.................. Inapplicable
46.................. Captions referenced under Item 44 above
47.................. Captions referenced under Items 10(c) and 16 above
48, 49.............. Inapplicable
50.................. Separate Account UL; The Funds
51(a), 51(b)........ Summary; MetLife; Certificate Benefits; Certificate Rights
51(c), 51(d), 51(e). Captions referenced under Item 10(i) above
51(f)............... Payment and Allocation of Premiums--Certificate Termination and
                     Reinstatement while the Group Policy is in effect
51(g)............... Captions referenced under Items 10(i) and 13 above
51(h), 51(j)........ Inapplicable
51(i)............... Sales and Administration of the Group Policies and Certificates
52(a), 52(c)........ Rights we reserve
52(b), 52(d)........ Inapplicable
53(a)............... Federal tax matters
53(b), 54 through 58 Inapplicable
59.................. Financial statements

[LOGO] METLIFE(R)

MetLife Group
Variable Universal Life

May 1, 2002
Prospectuses for
.. Group Variable Universal Life Insurance
.. Metropolitan Series Fund, Inc.
.. New England Zenith Fund
.. Met Investors Series Trust

[GRAPHIC]

                                  PROSPECTUS

                                      FOR

                           GROUP VARIABLE UNIVERSAL
                  LIFE INSURANCE POLICIES ("GROUP POLICIES")

                                   Issued by

                METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE")


                                  May 1, 2002


The Group Policies are designed to provide:

.. Life insurance coverage for employees (and/or their spouses) of employers who purchase a Group Policy

.. Flexible premium payments, including the option of paying premiums through payroll deduction

.. A death benefit that varies because it includes the employee's cash value in addition to a fixed insurance amount

.. Ownership rights of employees set forth in a certificate ("Certificate") issued in connection with the Group Policy

.. Funding options for allocating premium payments to and transferring cash value among a fixed interest account and the Metropolitan Life Separate Account UL investment divisions which invest in the following corresponding fund ("Fund") portfolios:



Metropolitan Series Fund, Inc. portfolios (Class A):




     Lehman Brothers(R) Aggregate Bond Index Russell 2000(R) Index
     State Street Research Diversified       T. Rowe Price Small Cap Growth
     MetLife Stock Index                     Scudder Global Equity
     Harris Oakmark Large Cap Value          Morgan Stanley EAFE(R) Index
     State Street Research Investment Trust Putnam International Stock Janus Mid Cap



New England Zenith Fund series (Class A):



                          State Street Research
                          Bond Income



Met Investors (formerly COVA) Series Trust portfolios:



                          Lord Abbett Bond Debenture


In some cases, the employer may limit which of these investments are available.

A word about risk:


This Prospectus discusses the risks associated with purchasing Certificates. Other prospectuses discuss the risks associated with investment in the Fund described therein. These Fund prospectuses are being provided to you in addition to this Prospectus because each of the Separate Account UL investment divisions identified above invests solely in a corresponding "Portfolio" of a Fund. This Prospectus is not valid unless you also receive or have received current Fund prospectuses.


The purchase of a Certificate involves risk. You could lose money. You might have to pay additional amounts of premium to avoid losing the life insurance protection you purchased through a Certificate.

How to learn more:


Before purchasing a Certificate, read the information in this Prospectus and in the prospectus for each Fund. Keep these prospectuses for future reference.


Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. This prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

Metropolitan Life Insurance Company Main Office: 1 Madison Ave. New York, NY 10010 (800) 523-2894

                     TABLE OF CONTENTS FOR THIS PROSPECTUS


                                                                  Page
                                                                in this
         Subject                                               Prospectus
         -------                                               ----------
         Summary..............................................      2
         MetLife..............................................      6
         Separate Account UL..................................      7
         The Fixed Account....................................      8
         The Funds............................................      8
         Issuing a Group Policy and a Certificate.............      9
         Certificate Benefits.................................      9
         Certificate Rights...................................     13
         Payment and Allocation of Premiums...................     17
         Charges and Deductions...............................     19
         Federal Tax Matters..................................     22
         Showing Performance..................................     24
         Rights We Reserve....................................     24
         Other Certificate Provisions.........................     25
         Sales and Administration of the Group Policies and
           Certificates.......................................     27
         Voting Rights........................................     27
         Reports..............................................     28
         Illustration of Certificate Benefits.................     29
         Getting More Information.............................     29
         Legal, Accounting and Actuarial Matters..............     29
         Management...........................................     30
         Financial Statements.................................     32


Summary

This summary gives an overview of the Group Policy and Certificates and is qualified by the more detailed information in the balance of this Prospectus, the Group Policy and the Certificates.


MetLife issues the Group Policy and Certificates. In addition to the basic insurance coverage, your Certificate may include optional insurance benefits.


Premiums


Generally, if elected by your employer, you may pay premiums through payroll deduction. If payroll deduction is not available, you may pay premiums to us on a monthly, quarterly or annual basis. You may, with certain restrictions, make premium payments in any amount and at any frequency. However, you may also be required to make an unscheduled premium payment so that the Certificate will remain in force. The Certificate will remain in force until its Final Date as long as the cash surrender value is large enough to cover one monthly deduction, regardless of whether or not premium payments have been made.

Cash Value

Your cash value in the Certificate reflects your premium payments, the charges we deduct, interest we credit if you have cash value in our fixed interest account, any investment experience you have in our Separate Account, as well as your loan and withdrawal activity. MetLife doesn't guarantee the investment performance of the Separate Account UL investment divisions and you should consider your risk tolerance before selecting any of these funding options.

Transfers and Systematic Investment Strategies

You may transfer cash value among the funding options, subject to certain limits. If elected by your employer, you may also choose among four systematic investment strategies: the Equity Generator/SM/, the Equalizer/SM/, the Allocator/SM/, and the Rebalancer/SM/.

Specified Face Amount of Insurance

Within certain limits, you may choose your specified face amount of insurance when the Certificate is issued. You may also increase the amount at certain times determined by your employer and subject to our underwriting requirements. In certain cases, we will automatically increase the specified face amount at each employee's salary increase on dates chosen by the employer. You may also decrease the specified face amount.

Death Benefit

The death benefit is the specified face amount of the Certificate plus the Certificate cash value at the date of death of the covered person.

Surrenders, Partial Withdrawals and Loans

Within certain limits, you may take partial withdrawals and loans from the Certificate. You may also surrender the Certificate for its cash surrender value.

Tax Treatment

In most cases, you will not pay income taxes on withdrawals or surrenders or at the Final Date of the Certificate, until your cumulative withdrawn amounts exceed the cumulative premiums you have paid. If the Certificate is a modified endowment contract, you will pay income taxes on loans and withdrawals to the extent of any gains (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax may also apply. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

Table of Charges and Expenses

This table shows the charges and expenses that you may pay under the Certificate. These charges can vary, pursuant to terms of the Group Policy under which the Certificate is issued. See the "Charges and Deductions" section below for more information on the Certificate's charges:

         Type of Charge or Expense                      Amount of Charge or Expense
-----------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from each
   premium payment/1/

    Charge for average expected state taxes     Up to 5% of each premium payment,
      attributable to premiums:                 depending on the state where the
                                                Certificates are purchased

    Charge for expected federal taxes           0.35% of each premium payment
      attributable to premiums:
-----------------------------------------------------------------------------------------------------------------------------
 Monthly Deduction from the
   Certificate's cash value

    Cost of insurance charges:                  Amount varies depending on the specifics of
                                                your Certificate2

    Administration charge:                      Up to $5 per Certificate

    Charge for optional rider benefits:         Depends on terms of rider
-----------------------------------------------------------------------------------------------------------------------------
    Separate Account charge:                    At least .45% (effective annual rate), not to
                                                exceed .90%, of the average daily net assets
                                                in the Separate Account. We make this
                                                charge for our assumption of certain
                                                mortality and expense risks.
-----------------------------------------------------------------------------------------------------------------------------
    Surrender, Withdrawal and Loan              For certain Group Policies, there may be a
      transaction fees:                         charge of up to $25 per surrender,
                                                withdrawal or loan.3

--------
/1/ Rather than deducting this charge from each premium payment you make, we have the option of deducting an equivalent amount as part of the monthly deduction. In that case, the amount of the deduction will be based on premium payments received under all Certificates issued in connection with the Group Policy.

/2/ See "Cost of Insurance" under the "Charges and Deductions" section for a more detailed discussion of factors affecting this charge. If you would like, we will provide you with an illustration of the impact of these and other charges under the Certificate based on various assumptions.


/3/ Generally, we will not make any transaction charge for the surrender of a Certificate because of the termination of an employer's participation in the Group Policy. See your Certificate for more details.

Fund Investment Management Fees and Direct Expenses


Each of the Funds pays an investment management fee. Each of the Funds also incurs other direct expenses (see the Fund Prospectus and Statement of Additional Information referred to therein). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of each Fund that correspond to the Separate Account investment divisions you are using. The Funds offer various classes of shares each of which has a different level of expenses. For the Funds we offer only Class A shares under the Certificates.



The following sets forth the fees and expenses for each Portfolio, expressed as an annual percentage of average net assets, for the year ending December 31, 2001 for all available Portfolios of each Fund. The percentages in the table are before taking into account the expense reimbursements referred to in the footnotes that follow the table.



                                                                       Total
                                            Management 12b-1  Other    Annual
                 Portfolios                    Fee     Fees  Expenses Expenses
  ----------------------------------------------------------------------------
  Lehman Brothers(R) Aggregate Bond Index      .25%      0     .13%      .38%
  ----------------------------------------------------------------------------
  State Street Research Bond Income/(+)/       .40%      0     .09%      .49%
  ----------------------------------------------------------------------------
  State Street Research Diversified/(a)/       .43%      0     .06%      .49%
  ----------------------------------------------------------------------------
  MetLife Stock Index                          .25%      0     .06%      .31%
  ----------------------------------------------------------------------------
  Harris Oakmark Large Cap Value(a)            .75%      0     .11%      .86%
  ----------------------------------------------------------------------------
  State Street Research Investment Trust(a)    .48%      0     .05%      .53%
  ----------------------------------------------------------------------------
  Janus Mid Cap                                .67%      0     .07%      .74%
  ----------------------------------------------------------------------------
  Lord Abbett Bond Debenture/(+)(b)/           .63%      0     .12%      .75%
  ----------------------------------------------------------------------------
  Russell 2000(R) Index(c)                     .25%      0     .31%      .56%
  ----------------------------------------------------------------------------
  T. Rowe Price Small Cap Growth               .52%      0     .09%      .61%
  ----------------------------------------------------------------------------
  Scudder Global Equity                        .62%      0     .18%      .80%
  ----------------------------------------------------------------------------
  Morgan Stanley EAFE(R) Index(c)              .30%      0     .52%      .82%
  ----------------------------------------------------------------------------
  Putnam International Stock/(a)/              .90%      0     .26%     1.16%


--------

+ On April 29, 2002, the State Street Research Income Portfolio of the Metropolitan Series Fund was merged into the State Street Research Bond Income Portfolio of the New England Zenith Fund, and the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Series Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Series Trust.



(a) The Metropolitan Series Fund directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. In addition, the Fund has entered into arrangements with its custodian whereby credits realized as a result of this practice were used to reduce a portion of each Portfolio's custodian fees. These expense reductions are reflected in the table following
(c) below.



(b) Met Investors Advisory LLC and Met Investors Series Trust have entered into an expense limitation agreement whereby the total of management fees and other expenses of the Lord Abbett Bond Debenture Portfolio will not exceed .70% per annum. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may, with the approval of the Trust's Board of Trustees, be repaid by the Portfolio to the investment manager. The agreement may be terminated at any time after February 12, 2003.



(c) MetLife Advisers and the Metropolitan Series Fund have entered into an Expense Agreement under which MetLife Advisers will waive investment management fees, and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Metropolitan Series Fund, so that annualized Expenses of these Portfolios will not exceed, at any time prior to April 30, 2003, the following percentages: .55% for the Russell 2000 Index Portfolio and .75% for the Morgan Stanley EAFE Index Portfolio. These expense reimbursements are reflected in the table below.

                                            Other       Total Annual
                                        Expenses After Expenses After
                                           Expense        Expense
Portfolios                              Reimbursement  Reimbursement
---------------------------------------------------------------------
State Street Research Investment Trust*      .02%            .50%
---------------------------------------------------------------------
Morgan Stanley EAFE(R) Index**               .45%            .75%
---------------------------------------------------------------------
Harris Oakmark Large Cap Value*              .09%            .84%
---------------------------------------------------------------------
State Street Research Diversified*           .04%            .47%
---------------------------------------------------------------------
Russell 2000(C) Index                        .30%            .55%
---------------------------------------------------------------------
Putnam International Stock*                  .24%           1.14%


* Reduction in other expenses after expense reimbursements and total annual expenses after expense reimbursements in this Portfolio is totally a result of the reduction in custodian fees described in footnote (a) above.

**Expenses restated to reflect change in level of reimbursement that was effective in 2001.


Other

Please refer to "Federal Tax Matters--Our taxation" for a description of certain charges that we currently do not impose but may impose in the future.

MetLife


Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, MetLife is a leading provider of insurance and financial services to a broad spectrum of individual and group customers. MetLife provides individual insurance and investment products to approximately 9 million households in the United States. MetLife also provides group insurance and investment products to corporations and other institutions employing over 33 million employees and members. It also has international operations in 14 countries. We have listed our directors and certain key officers under "Management", and our financial information under "Financial Statements", below. For more information about MetLife, please visit our website at www.metlife.com.


Giving us requests, instructions or notifications

[SIDEBAR: You Can Contact us at our Administrative Office]

Contacting us: You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Administrative Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Certificate loan; changing the specified face amount; taking a partial withdrawal; surrendering the Certificate; making transfer requests (including elections with respect to the systematic investment strategies) or changing your premium allocations. Our Administrative Office is our office at 177 South Commons Drive, Aurora, Illinois 60507. We may name additional or alternate Administrative Offices. If we do, we will notify you in writing.

When your requests, instructions and notifications become effective:
.. Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Administrative Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)
 . A Valuation period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.
 . A Valuation Date is:
   . Each day on which the New York Stock Exchange is open for trading.
   . Other days, if we think that there has been a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its shares might be materially affected.
.. If your employer's participation in the Group Policy is still in its first year, the effective time of premium allocation instructions and transfer requests you make in the Certificate enrollment form, or within 20 days of your Investment Start Date, is the end of the first Valuation Date after that 20 day period. During the 20 day period, all of your cash value is automatically allocated to our Fixed Account. Your Investment Start Date is the Date of Receipt of your first premium payment with respect to the Certificate, or, if later, the Date of Receipt of your enrollment form.
.. If your employer has determined to exchange your current insurance coverage for a MetLife Group Policy, there may be a delay between the effective date of the Certificate and the receipt of any cash value from the prior certificate for the 1035 exchange. At the sole discretion of MetLife, the premium attributable to the 1035 exchange may be credited interest from the Certificate effective date. In no case will transfers among the investment options for the premium attributable to the 1035 exchange be applied prior to the date of receipt.
.. If your employer's participation in the Group Policy is not still in its first year, the Investment Start Date is the effective time of the allocation instructions you made in the Certificate enrollment form.
.. The effective date of your Systematic Investment Strategies will be that set forth in the strategy chosen.

Separate Account UL

[SIDEBAR: Each Separate Account investment division invests in a corresponding Portfolio of a Fund.]

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Group Policies and Certificates described in this Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.


The Separate Account has subdivisions, called "investment divisions." Each investment division invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new investment divisions to or eliminate investment divisions from the Separate Account. You can designate how you would like your net premiums and cash value to be allocated among the available investment divisions and our Fixed Account. In some cases, your employer retains the right to allocate the portion of any net premiums it pays (rather than any premiums you pay). If so, the Certificate will state this. Amounts you allocate to each investment division receive the investment experience of the investment division, and you bear this investment risk.


The Fixed Account

The Fixed Account is part of our general assets that are not in any legally-segregated separate accounts. The minimum guaranteed interest rate will vary based on the provisions stated in the Certificate but will never be lower than 3%.


We credit the guaranteed and excess interest on each Valuation Date. We guarantee the credited interest, and it becomes part of the Certificate's cash value in the Fixed Account. We charge the portion of the monthly deduction that is deducted from the Fixed Account against the most recent premiums paid and interest credited thereto.


We can delay transfers, withdrawals, surrender and payment of Certificate loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Group Policy and the Certificate give you more information on the operation of the Fixed Account.


The Funds


[SIDEBAR: You should carefully review the investment objectives, strategies, and risks of each Portfolio which are described in the prospectus for each Fund you have also received.]

Each of the Funds is a "series" type of mutual fund, which is registered as an open-end management investment company under the 1940 Act. Each Fund is divided into Portfolios, each of which represent a different class of stock in which a corresponding investment division of the Separate Account invests. Not all of the Portfolios of a Fund are available in connection with the Certificates. You should read each Fund prospectus, which you have also received. It contains information about each Fund and its Portfolios, including the investment objectives, strategies, risks and investment advisers that are associated with each Portfolio. It also contains information on our different separate accounts and those of our affiliates that invest in each Fund and the risks related thereto.



Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.



The Portfolios of the Metropolitan Series Fund and the New England Zenith Fund pay MetLife Advisers, LLC ( "MetLife Advisers"), a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Series Trust pay Met Investors Advisory LLC, a MetLife affiliate, formerly known as Met Investors Advisory Corp., a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Series Fund, the New England Zenith Fund and the Met Investors Series Trust.


As of the end of each Valuation Period, we purchase and redeem Fund shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
.. The allocation of net premiums to the Separate Account.
.. Dividends and distributions on Fund shares that are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no effect on the cash value in the Separate Account).
.. Certificate loans and loan repayments allocated to the Separate Account.
.. Transfers to and among investment divisions.
.. Withdrawals and surrenders taken from the Separate Account.

Issuing a Group Policy and a Certificate

[SIDEBAR: We will issue a Certificate to you as owner. Unless your employer has reserved otherwise, you will have all the rights under the Certificate including the ability to name a new owner or contingent owner.]

We may issue a Group Policy to an employer or association ("employer") or to a trust through which an employer participates. Generally, the minimum number of people in a group that is required before we will issue a Group Policy directly to an employer is 200 lives. We reserve the right to issue a Group Policy or provide coverage to an employer that does not meet this minimum.


Employees of employers and members of associations ("employees") may own Certificates issued under their employer's Group Policy. If you want to own a Certificate, then you must complete an enrollment form, which must be received by the Administrative Office. We reserve the right to reject an enrollment form for any reason permitted by law, and our acceptance of an enrollment form is subject to our underwriting rules.



Generally, we will issue a Certificate only to an eligible employee, or a spouse of an eligible employee when permitted by the employer. The person upon whose life the Certificate is issued is called the covered person. The owner is generally the employee unless the enrollment form designates someone else as owner. For the purpose of computing the covered person's age under the Certificate, we start with the covered person's age on a day selected by your employer. Age can be measured from December 31st in a given year, or from any other date agreed to by your employer and us.


The Date of Certificate is set forth in the Certificate and is the effective date for life insurance protection under the Certificate. We use the Date of Certificate to calculate the Certificate years (and Certificate months and monthly anniversaries).

Certificate Benefits

Insurance Proceeds

If the Certificate is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the covered person's date of death. We will pay this amount after we receive documents that we request as due proof of the covered person's death. The beneficiary can receive the death benefit in a single sum or under an income plan described below. You may make this choice during the covered person's lifetime. If no selection is made we will place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal:
.. The death benefit provided on the date of death or the alternate death benefit; plus
.. Any additional insurance proceeds provided by rider; minus
.. Any unpaid Certificate loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.

Death Benefit
[SIDEBAR: The Certificate provides a death benefit which includes the cash value of the Certificate.]

The death benefit varies and equals the specified face amount of insurance of the Certificate plus the cash value on the date of death.

Alternate Death Benefit

In order to ensure that the Certificate qualifies as life insurance under the federal income tax laws, the beneficiary will receive an alternate death benefit if it is greater than the amount that the beneficiary would have received under the death benefit. The alternate death benefit is as follows:

             Age of Covered Person
                   at Death                      % of Cash Value*
          ------------------------------------------------------------
                     40 and less                        250
                          45                            215
                          50                            185
                          55                            150
                          60                            130
                          65                            120
                          70                            115
                       75 to 90                         105
                          95                            100
--------
* For the ages not listed, the percentage decreases by a ratable portion for each full year.

In no event will the death benefit be less than the insurance amount required under current Federal income tax rules applicable to the definition of life insurance.

Specified Face Amount
[SIDEBAR: You can generally increase or decrease the Certificates specified face amount.]

The specified face amount is the basic amount of life insurance specified in the Certificate. The Minimum Specified Face Amount is the smallest amount of specified face amount for which a Certificate may be issued, and is set forth in the Certificate. This amount will never be less than $10,000.

Generally, you may change your specified face amount subject to certain limitations. Any change you request will be effective on the monthly anniversary on or next following our approval of your request.

You are permitted to decrease the specified face amount to as low as the Minimum Specified Face Amount set forth in the Certificate.

You may request an increase on a date or dates determined by your employer and set forth in the Certificate. If you are a qualifying employee, we will make automatic increases in the specified face amount when your salary increases on a date or dates determined by your employer. However, you can notify us in writing that you do not desire such automatic increases. Any requirements as to the minimum amount of an increase are set forth in the Certificate. Any increase is subject to our underwriting rules which may include a requirement for evidence satisfactory to us of the covered person's insurability.

Before you change your specified face amount you should consider the following:

.. The insurance portion of your death benefit will likely change. This will affect the insurance charges, cash value and death benefit levels;

.. Reducing your specified face amount in the first 15 Certificate years may result in our returning an amount to you which could then be taxed on an income first basis, even if the Certificate is not a modified endowment contract;
.. The amount of additional premiums that the tax laws permit you to pay into the Certificate may increase or decrease. The additional amount you can pay without causing the Certificate to be a modified endowment contract for tax purposes may also increase or decrease; and
.. The Certificate could become a modified endowment contract in certain circumstances.

Cash Value

[SIDEBAR: The Certificate is designed to accumulate cash value.]
The Certificate's cash value equals:
.. The Fixed Account cash value, plus
.. The Loan Account cash value, plus
.. The Separate Account cash value.

The Certificate's cash surrender value equals your cash value minus:
.. Any outstanding Certificate loans (plus accrued interest); and .. Any accrued and unpaid monthly deduction.

The Separate Account cash value allocated to each investment division is calculated as follows:
.. Unless the Group Policy is still in its first year, we will, on the Investment Start Date for the Certificate, allocate your cash value among the investment divisions as you requested your net premiums to be allocated in your enrollment form or a subsequent reallocation request. If the Group Policy is still in its first year, we will make this allocation 20 days after the Investment Start Date.
.. Thereafter, at the end of each Valuation Period the cash value in an investment division will equal:
 . The cash value in the investment division at the beginning of the Valuation
   Period; plus
 . All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus
 . All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus
 . The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus

 . The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period. The net investment return could in the future be reduced by a charge for taxes that we have the right to impose.

Benefit at Final Date


The Final Date is the Certificate anniversary on which the covered person reaches age 95. Subject to certain conditions, we will allow you to extend that date where permitted by state law. If the covered person is living on the Final Date, we will pay the cash surrender value of the Certificate to the Certificate owner (generally the employee). The Certificate owner will receive the cash surrender value in a single sum.


Paid-Up Certificate Provision


Under this provision, you can choose to terminate the death benefit (and any riders in effect) and use all or part of the cash surrender value as a single premium for a "paid-up" benefit under the Certificate. ("Paid-up" means no further premiums are required.) You may no longer allocate cash value to the Separate Account or the Fixed Account. You will receive in cash any remaining cash surrender value that is not used to elect a paid-up benefit. The paid-up benefit must not be:

.. more than can be purchased using the Certificate's cash surrender value;
.. more than the death benefit under the Certificate at the time you choose to use this provision; or
.. less than $10,000.

Optional Benefits Added By Rider

You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) as part of the monthly deduction. Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure the benefit is something that you want. You should also consider:
.. That the addition of certain riders can restrict your ability to exercise certain rights under the Certificate;
.. That the amount of benefits provided under the rider is not based on investment performance of a separate account; but, if the Certificate terminates because of poor investment performance or any other reason, the rider generally will also terminate; and
.. The tax consequences. You should also consult with your tax advisor before exercising the benefits of one of the riders.

Generally, we currently make the following benefits available by rider:

.. Disability Waiver of    . Accidental Death
  Monthly Deduction         or Dismemberment
  Benefit1,2                Benefit 1
----------------------------------------------------
.. Accelerated Benefits
  Option1,3               . Dependent Life Benefits1
----------------------------------------------------
.. Accidental Death
  Benefit1
--------
/1/ Provided to you only if elected by your employer.
/2/ An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the cash value, which if insufficient, could result in the Certificate's termination. For this reason, it may be advantageous for the owner, at the time of total disability, to reduce the specified face amount to that covered by this rider.
/3/ Payment under this rider may affect eligibility for benefits under state or federal law.

[SIDEBAR: Generally you can receive the Certificates insurance proceeds under an income plan instead of in a lump sum.]
Income Plans

Before you purchase an income plan you should consider:
.. The tax consequences associated with the Certificate proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax advisor about tax consequences; and
.. That these plans do not have a variable investment return.

Generally, we currently make the following income plans available:

.. Interest income         . Installment Income for
                            a Stated Period
----------------------------------------------------
.. Installment Income for  . Single Life
  a Stated Amount           Income-Guaranteed
                            Payment Period
----------------------------------------------------
.. Joint and Survivor Life . Single Life
  Income                    Income-Guaranteed Return


Certificate Rights

Cash Value Transfers

[SIDEBAR: Generally, you can transfer your cash value among the investment divisions and the Fixed Account at any time.]


The minimum amount you may transfer is $200 or, if less, the total amount in an investment option. You may make transfers at any time after the Investment Start Date. In some cases, your employer retains the right to transfer the portion of any net premiums it pays (but not any premiums you pay). The Certificate will set forth any such employer rights. In some cases, the maximum amount that you may transfer or withdraw from the Fixed Account in any Certificate year is the greater of


.. $200; and
.. 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).

This limit does not apply to
.. a full surrender
.. any loans taken
.. any transfers under a systematic investment strategy

The Certificate includes a description of your cash value transfer rights. We do not charge for transfers. Currently, transfers are not taxable transactions.

The Fund may restrict or refuse certain transfers among or purchases of shares in a Portfolio as a result of certain market timing activities. You should read Fund's prospectus for more details.

We reserve the right to refuse to accept any transaction request where the request would tend to disrupt the administration of the Group Policy or the Certificates or is not in the best interest of Certificate owners or the Separate Account.

Systematic Investment Strategies: For certain groups, you can choose one of four currently available strategies. Your employer can inform you whether these investment strategies are available. You can also change or cancel your choice at any time.
.. Equity Generator /SM/: allows you to transfer an amount equal to the interest earned in the Fixed Account in any Certificate month equal to at least $20 to the MetLife Stock Index investment division. The transfer will be made at the beginning of the Certificate month following the Certificate month in which the interest was earned.
.. Equalizer /SM/: allows you to periodically equalize amounts in your Fixed
  Account and the MetLife Stock Index investment division. We currently make equalization each quarter. We will terminate this strategy if you make a transfer out of the investment division or the Fixed Account that isn't part of the strategy. You may then reelect the Equalizer on your next Certificate anniversary.
 .Rebalancer/SM/:  allows you to periodically redistribute amounts in the Fixed
  Account and investment divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution each quarter.
 .Allocator/SM/:  allows you to systematically transfer money from the Fixed
  Account to any investment division(s). You must have enough cash value in the Fixed Account to enable the election to be in effect for three months. The election can be to transfer each month:
 . A specific amount until the cash value in the Fixed Account is exhausted;
 . A specific amount for a specific number of months; or . Amounts in equal installments until the total amount you have requested has been transferred.

Transfers by Telephone: We may, if permitted by state law, decide in the future to allow you to make transfer requests, changes to Systematic Investment Strategies and allocations of future net premium by phone. The following procedures would apply:
.. We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you, as long as that person follows our procedures.
.. We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data.
.. All telephone calls will be recorded.
.. You will receive a written confirmation of any transaction.
.. Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

Loan Privileges

[SIDEBAR: You can borrow from us and use the Certificate as security for the loan.]

The amount of each loan must be:
.. At least $200; and
.. No more than 75% of the cash surrender value (unless state law requires a different percentage to be applied, as set forth in your Certificate) when added to all other outstanding Certificate loans.

For certain Group Policies, we may charge a transaction fee of up to $25 for each loan if the Certificate so states.

As of your loan request's Date of Receipt, we will:
.. Remove an amount equal to the loan from your cash value in the Fixed Account and each investment division of the Separate Account in the same proportion that the Certificate's cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the investment divisions.
.. Transfer such cash value to the Loan Account, where it will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Certificate loans, determined by us. This percentage charge will not exceed 2%, and the minimum rate we will credit to the Loan Account will be 3% per year (for Group Policies issued prior to March 1, 1999, the minimum rate is 4%). At least once a year, we will transfer any interest earned in your Loan Account to the Fixed Account and the investment divisions, according to the way that we then allocate your net premiums.
.. Charge you interest, which will accrue daily at a rate of up to 8% per year
  (which is the maximum rate we will ever charge). We will determine the current interest rate applicable to you at the time you take a loan. Your interest payments are generally due at the beginning of each Certificate year. However, we reserve the right to make interest payments due in a different manner. If you do not pay the amount within 31 days after it is due, we will treat it as a new Certificate loan.

Repaying your loans (plus accrued interest) is done by sending in payments at any time before the Final Date while the covered person is living. You should designate whether a payment is intended as a loan repayment or a premium payment, since we will treat any payment for which no designation is made as a premium payment. We will allocate your repayment to the Fixed Account and the investment divisions, in the same proportion that net premiums are then allocated.

Before taking a Certificate loan you should consider the following:
.. Interest payments on loans are generally not deductible for tax purposes.
.. Under certain situations, Certificate loans could be considered taxable distributions.
.. If you surrender the Certificate or if we terminate the Certificate, or at the Final Date, any outstanding loan amounts (plus accrued interest) may be taxed as a distribution. (See "Federal Tax Matters--The Certificate--Loans" below.)
.. A Certificate loan increases the chances of our terminating the Certificate due to insufficient cash surrender value. We will terminate your Certificate with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within the greater of (i) 61 days of the monthly anniversary, or (ii) 30 days after the date notice of the start of the grace period is mailed to you.
.. The Certificate's death proceeds will be reduced by any unpaid loan (plus accrued interest).

Surrender and Withdrawal Privileges

[SIDEBAR: You can surrender your Certificate for its cash surrender value.]

We may ask you to return the Certificate before we honor your request to surrender the Certificate. The proceeds will be paid in a single sum. If the covered person dies after you surrender the Certificate but before the end of the Certificate month in which you surrendered the Certificate, we will pay your beneficiary an amount equal to the difference between the Certificate's death benefit and its cash value, computed as of the surrender date.

You can make partial withdrawals if:
.. The withdrawal is at least $200.
.. In some cases, the amount you request to withdraw from the Fixed Account is not more than the greater of (a) $200, and (b) 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).

The Certificate includes a description of your rights to make partial withdrawals. If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Certificate. We will deduct your withdrawal from the Fixed Account and each of the investment divisions of the Separate Account in the same proportion that the Certificate's cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the investment divisions.

Before surrendering the Certificate or requesting a partial withdrawal you should consider the following:
.. Transaction fees of up to $25 (but not greater than 2% of the amount withdrawn) may apply, if the Certificate so states.
.. Amounts received may be taxable as income and, if your Certificate is a modified endowment contract, subject to certain tax penalties.
.. If you also decrease your specified face amount at the time of the withdrawal, the Certificate could become a modified endowment contract.
.. For partial withdrawals, your death benefit will decrease, generally by the amount of the withdrawal.
.. In some cases you may be better off taking a Certificate loan, rather than a partial withdrawal.

Exchange Privilege

If you decide that you no longer want to take advantage of the investment divisions in the Separate Account, you may transfer all of your money into the Fixed Account. No transaction charge will be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Certificate months (or within 24 Certificate months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Certificate cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy, which we make available.

Third Party Requests

Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Certificate owners, and who simultaneously makes the same request or series of requests on behalf of other Certificate owners.

Payment and Allocation of Premiums


Premiums

The payment of premiums will not guarantee that your Certificate will remain in force. Rather, this depends on the Certificate's cash surrender value.

Paying Premiums

You can make premium payments, subject to certain limitations discussed below, through:
[SIDEBAR: You can make planned periodic premium payments and unscheduled premium payments.]
.. Payroll Deduction: Where provided by your employer, you may pay premiums through payroll deduction. Your employer may require that you pay a minimum monthly amount in order to use payroll deduction. Your employer may send payroll deductions to us as much as 30 days after the deduction is made.
.. Planned periodic payments:  If there is no payroll deduction available, you may elect to pay premiums monthly, quarterly or annually.
.. Unscheduled premium payment option: You can make premium payments at any time.

Maximum and Minimum Premium Payments

.. The first premium may not be less than the planned premium.
.. Unscheduled premium payments must be at least $100 each. We may change this minimum amount on 90 days notice to you.
.. You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits except that we will keep any amounts that are required to keep the Certificate from terminating. We will let you make premium payments that would turn the Certificate into a modified endowment contract, but we will promptly tell you of this status, and if possible, we will tell you how to reverse the status.

Allocating Net Premiums

[SIDEBAR: Net premiums are your premiums minus the charges deducted from your premiums]


Generally, you indicate on your enrollment form the initial allocation of net premiums (your premiums minus the charges deducted from your premiums) among the Fixed Account and the investment divisions of the Separate Account. In some cases, your employer has the right to allocate the portion of any net premiums it pays (but not any premiums that you pay) until the covered person retires (if the covered person is employed by your employer) or the Certificate becomes portable. The Certificate includes a description of your right to allocate net premiums.

The percentage of your net premium allocation into each of these investment options must be a minimum of 10% and in whole numbers. You can change your allocations at any time by giving us written notification at our Administrative Office or in any other manner that we permit.

Termination of Employer Participation in the Group Policy

Your employer can terminate its participation in the Group Policy. In addition, we may also terminate your employer's participation in the Group Policy if either:

1. during any twelve month period, the total specified face amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in the Certificate), or

2. your employer makes available to its employees another life insurance product.

Both your employer and MetLife must provide ninety days written notice to the other as well as to you before terminating participation in the Group Policy. Termination means that your employer will no longer send premiums to us through payroll deduction and that no new Certificates will be issued to employees in your employer's group.

Effect of Termination of Group Policy Participation on Owners

You will remain an Owner of your Certificate if:
.. you are an Owner of a Certificate that has become portable (as discussed below) not later than the Certificate monthly anniversary prior to termination of your employer's participation; or
.. you are an Owner who exercised the paid-up Certificate provision not later than the last Certificate monthly anniversary prior to notice being sent to you of the termination.

For all other Owners,
.. If your employer replaces your group coverage with another life insurance product that is designed to have cash value, . we will terminate the Certificate and . we will transfer your cash surrender value to the other life insurance product (or pay your cash surrender value to you if you are not covered by the new product). Any outstanding loan may be taxable.
.. If the other life insurance product is not designed to have cash value, . we will terminate your certificate and . we will pay your cash surrender value to you. In such case, this would be taxable to the extent that the cash value received and/or used to pay off an outstanding loan exceeds your tax basis.

If there is no other life insurance product, then, depending on the terms of the Certificate,
.. you may have the option of choosing to become an Owner of a portable
  Certificate or a paid-up Certificate, and .. you may have the option of purchasing insurance based on the "conversion"
  rights set forth in the Certificate and of receiving the cash surrender value of the Certificate. If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate.

Instead of any of the above options, you may choose to apply the Certificate's cash surrender value to the purchase of an annuity product from MetLife upon termination of the Certificate.

Portable Certificate: A Certificate becomes portable when an event specified in the Certificate occurs. These events may include:
.. termination of the payroll deduction plan with no successor carrier
.. other termination of the covered person's employment
.. the sale by your employer of the business unit with which the covered person is employed

If you become the Owner of a portable Certificate, the current cost of insurance may change, but it will never be higher than the guaranteed cost of insurance. Also, we may no longer consider you a member of your employer's group for purposes of determining cost of insurance rates and charges.

Certificate Termination and Reinstatement While the Group Policy is in Effect

Termination: We will terminate the Certificate without any cash surrender value if:
.. The cash surrender value on any monthly anniversary is less than the monthly deduction; and
.. We do not receive a sufficient premium payment within the grace period to cover the monthly deduction. We will mail you notice if any grace period starts. The grace period is the greater of (a) 61 days measured from the monthly anniversary and (b) 30 days after the notice is mailed.

Reinstatement: The following applies unless the Group Policy has been terminated and you would not have been permitted to retain your Certificate on a portable or paid-up basis. Upon your request, we will reinstate the Certificate, subject to certain terms and conditions that the Certificate provides. We must receive your request within 3 years (or within a longer period if required by state law) after the end of the grace period and before the Final Date. You also must provide us with:
.. A written request for reinstatement.
.. Evidence of insurability that we find satisfactory.
.. An additional premium amount that the Certificate prescribes for this purpose.

Charges and Deductions

[SIDEBAR: Carefully review the Table of Charges and Expenses in the Summary which sets forth the charges that you pay under the Certificate.]

The Certificate charges compensate us for our expenses and risks. Any distinctions we make about the specific purposes of the different charges are imprecise, and we are free to keep and use our revenues or profits for any other purpose, including paying any of our costs and expenses in connection with the Certificates under the Group Policies. Our revenue from any particular charge may be more or less than any costs or expenses that charge is intended primarily to cover. The following sets forth additional information about some (but not all) of the Certificate charges.

Charge for average expected state taxes attributable to premiums: We make this charge to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state. We will charge one rate for each employer group. We estimate the initial charge for each employer group based on anticipated taxes to be incurred on behalf of each group during its first year of coverage. Thereafter, we will base this charge on anticipated taxes taking into account actual state and local premium taxes we incur on behalf of each employer group in the prior year and known factors affecting the coming year's taxes. This charge may vary based on changes in the law or changes in the residence of the Certificate owners.

We may deduct this charge, as well as the charge for expected federal taxes attributable to premiums, either as a percent of premium or as part of the monthly deduction. In the latter case, the amount we deduct would depend on the amount of premiums paid by the group as a whole rather than the amount paid by you. We will waive the state premium tax charge for Internal Revenue Code
Section 1035 exchanges from any other policy to a Certificate. We will also waive the state premium tax charge as well as the charge for expected federal taxes attributable to premiums for 1035 exchanges from another MetLife policy to a Certificate.

Charges included in the Monthly Deduction: The Certificate describes the charges that are applicable to you as part of the monthly deduction.

The monthly deduction accrues on each monthly anniversary starting with the Date of Certificate. However, we may make the actual deduction up to 45 days after each such monthly anniversary. We allocate the monthly deduction among the Fixed Account and each of the investment divisions of the Separate Account in the same proportion that the Certificate's cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the investment divisions.

.. Cost of insurance: This charge varies based on many factors. Each month, we determine the charge by multiplying your cost of insurance rate by the insurance amount.
.. The insurance amount is the death benefit at the beginning of the Certificate month, minus the cash value at the beginning of the Certificate month. The insurance amount will be affected by changes in the specified face amount of the Certificate. The insurance amount and therefore the cost of insurance will be greater if the specified face amount is increased. If the alternate death benefit is in effect, then the insurance amount will increase and thus your cost of insurance will be higher.
.. The cost of insurance rate is based on:
 . The age and rate class of the covered person
 . Group mortality characteristics
 . The particular characteristics that are agreed to by your employer and us, such as:
    1. The rate class structure;
    2. The degree of stability in the charges sought by your employer; and
    3. Portability features.
 . The amount of any surplus or reserves to be transferred to us from any previous insurer or from another of our policies (see "Other Certificate Provisions--Dividends").

The actual monthly cost of insurance rates will be based on our expectations as to future experience. The rates, however, will never exceed the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates may be up to 150% of the rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table, Males, age last birthday ("1980 CSO Table"). The maximum guaranteed rates may be higher than the 1980 CSO Table because we
.. use simplified underwriting and non-medical issue procedures whereby we may not require the covered person to submit to a medical or paramedical examination, and
.. may provide coverage to groups that present substandard risk characteristics according to our underwriting criteria.

Our current rates are lower than 100% of the 1980 CSO Table in most cases. We review our rates periodically and may adjust them based on our expectations of future experience. We will apply the same rates to everyone in a group who has had their Certificate for the same amount of time and who is the same age and rate class. We adjust the rates from time to time based on several factors, including:
.. the number of Certificates in force for each group;
.. the number of Certificates in the group surrendered or becoming portable during the period; and
.. the actual experience of the group.

As a general rule, the cost of insurance rate increases each year you own the Certificate, as the covered person's age increases. Our use of simplified underwriting and non-medical issue procedures may result in higher cost of insurance charges for some healthy individuals.

Rate class relates to the level of mortality risk we assume with respect to a covered person. We and your employer will agree to the number of classes and characteristics of each class. The classes may vary by smoker and non-smokers, active and retired status, Owners of portable Certificates and other Owners, and/or any other non-discriminatory classes we and your employer agree to. The covered person's rate class will affect your cost of insurance.

Administration charge: We make this monthly charge primarily to compensate us for expenses we incur in the administration of the Certificates, including our underwriting and start-up expenses. The Certificate will describe your administration charge.

We will determine differences in the administration charge rates applicable to different Certificates under the Group Policies based on expected differences in the administrative costs under the Certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from:

.. features that are agreed to by your employer and us;
.. the extent to which certain administrative functions are to be performed by us or by your employer; and

.. the expected average Certificate death benefit.


Charge Against the Separate Account: We make this daily charge against the assets in the Separate Account primarily to compensate us for:
.. mortality risks that covered persons may live for a shorter period than we expect; and
.. expense risks that our issuing and administrative expenses may be higher than we expect.

We may determine differences in this charge for different employer groups based on differences in the levels of mortality and expense risks. These differences arise mainly from the fact that:
.. the factors discussed above on which the cost of insurance and administration charges are based are more uncertain in some cases than others; and .. our ability to recover any unexpected costs from Certificate charges varies from case to case depending on the maximum rates for such charges we agree to with employers.

We will determine Certificate charge rates pursuant to our established actuarial procedures, and we will not discriminate unreasonably or unfairly against owners of Certificates under any Group Policy.

We reserve the right, if permitted by law, to change the structure of this charge so that it is charged on a monthly basis as a percentage of cash value in the Separate Account or so that it is charged as a part of the monthly deduction.

Federal Tax Matters

[SIDEBAR: You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your certificate.]
The following is a brief summary of some tax rules that may apply to the Certificate. You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under the Certificate, especially before you make unscheduled premium payments, change your specified face amount, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Certificate.

The Certificate

Insurance proceeds

.. Generally excludable from your beneficiary's gross income.
.. The proceeds may be subject to federal estate tax: (i) if paid to the covered person's estate; or (ii) if paid to a different beneficiary if the covered person possessed incidents of ownership at or within three years before death.
.. If you die before the covered person, the value of the Certificate
  (determined under IRS rules) is included in your estate and may be subject to federal estate tax.
.. Whether or not any federal estate tax is due is based on a number of factors including the estate size.

Cash value (if the Certificate is not a modified endowment contract)

.. You are generally not taxed on your cash value until you withdraw it, surrender the Certificate or receive a distribution when your Certificate terminates or on the Final Date. In these cases, you are generally permitted to take withdrawals up to the amount of premiums paid without any tax consequences. However, withdrawals will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Certificate years, when a distribution may be subject to tax if there is a gain in the Certificate (which is generally when your cash value exceeds the cumulative premiums you paid).

Loans

.. Loan amounts received will generally not be subject to income tax, unless your Certificate is or becomes a modified endowment contract or terminates. .. Interest on loans is generally not deductible.
.. If the Certificate terminates (upon surrender, cancellation, lapse, or the Final Date of replacement by your employer of your group coverage with other group coverage) while any Certificate loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Certificate distribution. Thus, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Certificate's cash value and any remaining cash value of the Certificate may be insufficient to pay the income tax on your gains.

Modified Endowment Contracts


These contracts are life insurance contracts where the premiums paid during the first 7 years after the Certificate is issued, or after a material change in the Certificate, exceed tax law limits referred to as the "7-pay test." Material changes in the Certificate include changes in the level of benefits and certain other changes to the Certificate after the issue date. Reductions in benefits during a 7-pay period may cause the Certificate to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.


If your Certificate is considered a modified endowment contract the following applies:
.. The death benefit will generally be income tax free to your beneficiary, as discussed above.
.. Amounts withdrawn or distributed before the covered person's death, including loans, assignments and pledges, are treated as income first and subject to income tax (to the extent of any gain in the Certificate). All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.
.. An additional 10% income tax generally applies to the taxable portion of the amounts received before age 59 1/2, except generally if you are disabled or if the distribution is part of a series of substantially equal periodic payments made over life expectancy.

Diversification

In order for the Certificate to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Certificate. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Certificate owners of gains under their Certificates.

Changes to tax rules and interpretations

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Certificate. These changes may take effect retroactively. We reserve the right to amend the Certificate in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

.. Possible taxation of cash value transfers between investment funds.

.. Possible taxation as if you were the owner of your allocable portion of the
  Separate Account's assets.
.. Possible limits on the number of investment funds available or the frequency of transfers among them.
.. Possible changes in the tax treatment of Certificate benefits and rights.

Other issues relating to group variable universal life

While "employee pay all" group variable universal life should generally be treated as separate from any Internal Revenue Code Section 79 Group Term Life Insurance Plan also in effect, in some circumstances group variable universal life could be viewed as being part of such a plan, giving rise to adverse tax consequences. Finally, employer involvement and other factors determine whether group variable universal life is subject to the Employee Retirement Income Security Act ("ERISA").

Our taxation

In general, we do not expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the cash surrender value of the Certificates. If we do incur such taxes, we reserve the right to charge the cash value allocated to the Separate Account for these taxes.

Showing Performance

We may advertise or otherwise show:
.. Investment division performance ranking and rating information as it compares among similar investments as compiled by independent organizations.
.. Comparisons of the investment divisions with performance of similar investments and appropriate indices.
.. Our insurance company ratings that are assigned by independent rating agencies and that are relevant when considering our ability to honor our guarantees.
.. Personalized illustrations based on historical Separate Account performance.

Rights We Reserve

We reserve the right to make certain changes if we believe the changes are in the best interest of our Certificate owners or would help carry out the purposes of the Certificate. We will make these changes in the manner permitted by applicable law and only after obtaining any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:
.. Operating the Separate Account in any other form that is permitted by applicable law.
.. Changes to obtain or continue exemptions from the 1940 Act.
.. Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.

.. Substituting Fund shares in an investment division for shares of another portfolio of a Fund or another fund or investment permitted by law.

.. Changing the way we assess charges without exceeding the aggregate amount of the Certificate's guaranteed maximum charges.
.. Making any necessary technical changes to the Certificate to conform it to the changes we have made.

Other Certificate Provisions

[SIDEBAR: Carefully review your Certificate which contains a full discussion of all its provisions.]

You should read the Certificate for a full discussion of its provisions. The following is a brief discussion of some of the provisions that you should consider:

Free Look Period

You can return the Certificate or terminate an increase in the specified face amount during this period. The period is the later of:
.. 10 days after you receive the Certificate or, in the case of an increase, the revised Certificate (unless state law requires your Certificate to specify a longer specified period); and
.. 45 days after we receive the completed enrollment form or specified face amount increase request.

If you return the Certificate, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days. If you terminate an increase in the specified face amount, we will restore all Certificate values to what they would have been had there been no increase. We will also refund any premiums paid so that the Certificate will continue to qualify as life insurance under the federal income tax laws.

Incontestability

We will not contest:
.. The Certificate after two Certificate years from issue or reinstatement
  (excluding riders added later).
.. An increase in a death benefit after it has been in effect for two years.

Suicide

Subject to applicable state law, if the covered person commits suicide generally within the first two Certificate years (or another period required by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken.

Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the covered person commits suicide within two years of such increase.

Age

We will adjust benefits to reflect the correct age of the covered person, if this information is not correct in the Certificate enrollment form.

Assignment and Change of Ownership

You can assign the Certificate if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Administrative Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax advisor before making any change of ownership or other assignment.

Payment and Deferment

[SIDEBAR: Under certain situations, we may defer payments.]
Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
.. The New York Stock Exchange has an unscheduled closing.
.. There is an emergency so that we could not reasonably determine the investment experience of a Certificate.
.. The Securities and Exchange Commission by order permits us to do so for the protection of Certificate owners (provided that the delay is permitted under New York State insurance law and regulations).
.. With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.
.. We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We pay interest on the amount of insurance proceeds at a minimum rate of 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.




Retrospective Experience Rating and Dividends



Depending on the provisions in the Group Policy and the claim experience under the Group Policy, the Group Policy may be eligible to receive premium refunds or dividends. We have set the cost of insurance rates in such a way that we will not generally pay a premium refund or a dividend. But, if either is due, it will be paid to the Group Policyholder who will distribute it to Certificate owners. Also, in some situations involving transfer of coverage to a group policy or to a successor insurer, certain amounts of surplus or reserves may also be transferred to us or the successor insurer rather than being declared as dividends or premium refunds. The Group Policy describes how we calculate whether any premium refund or dividend will be paid in more detail.

Sales and Administration of the Group Policies and Certificates
[SIDEBAR: We perform the sales and administrative services for the Group Policies and Certificates.]


We serve as the "principal underwriter," as defined in the 1940 Act, for the Group Policies and Certificates as well as other variable life insurance and variable annuity contracts issued by a subsidiary and us. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. We are a sub-investment manager for certain Portfolios of the Metropolitan Series Fund.


Bonding

Our directors, officers and employees are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

Distributing the Group Policies and Certificates

We sell the Group Policies and Certificates through licensed life insurance sales representatives:
.. Registered through us.
.. Registered through other broker-dealers, including a wholly owned subsidiary.

Commissions

We do not pay commissions to MetLife representatives for the sale of the Group Policies and Certificates, although MetLife representatives may earn certain incentive award credits. We may pay commissions to other registered broker-dealers who have entered into selling agreements with us. Commissions or fees which are payable to a broker-dealer or third party administrator, including maximum commissions, are set forth in our schedules of group insurance commission rates. These commissions consist of:
.. Up to 15% of the cost of insurance, and may be based on the services provided by the broker-dealer or third party administrator, and .. A per-Certificate payment, based on the total number of Certificates issued under a Group Policy.


We may require all or part of the commission to be returned to us by the MetLife representative or other broker-dealer if you do not continue the Certificate for at least two years.



The commissions do not result in a charge against the Group Policies or Certificates in addition to the charges already described elsewhere in this Prospectus. We paid no commissions in 1999. We paid commissions of $16,661 and $157,675 in 2000 and 2001, respectively.


Voting Rights

[SIDEBAR: You can give us voting instructions on shares of each Portfolio of a Fund that are attributed to the Certificate.]


The Funds have shareholder meetings from time to time to, for example, elect directors and approve some changes to investment management arrangements. We will vote the shares of each Portfolio that are attributed to the Certificate based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in a Fund.

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Certificate owners.

The number of shares for which you can give us voting instructions is determined as of the record date for the Fund shareholder meeting by dividing:
.. The Certificate's cash value in the corresponding investment division; by .. The net asset value of one share of that Portfolio.

We will count fractional votes.

If we do not receive timely voting instructions from Certificate owners and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

Reports

Generally, you will promptly receive statements confirming your significant transactions such as:
.. Change in specified face amount;
.. Transfers among investment divisions (including those through Systematic
  Investment Strategies, which may be confirmed quarterly);
.. Partial withdrawals;
.. Loan amounts you request; and
.. Loan repayments and premium payments.

If your premium payments are made through a payroll deduction plan, we will not send you any confirmation in addition to the one you receive from your bank or employer.

We will also send you an annual statement generally within 30 days after a Certificate year that will summarize the year's transactions and include information on:
.. Deductions and charges;
.. Status of the death benefit;
.. Cash and cash surrender values;
.. Amounts in the investment divisions and Fixed Account;
.. Status of Certificate loans;
.. Automatic loans to pay interest; and
.. Information on your modified endowment contract status (if applicable).


We will also send you a Fund's annual and semi-annual reports to shareholders.

Illustration of Certificate Benefits

[SIDEBAR: Personalized illustrations can help you understand how your Certificate values can vary.]

In order to help you understand how the Certificate values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the covered person under the Certificate and such factors as the specified face amount, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

Getting More Information

We are regulated by the New York Insurance Department and periodically are examined by them. We are also subject to the laws and regulations of all the jurisdictions in which we do business and, if required, we have filed a form of the Group Policy and form of the Certificate for approval in every jurisdiction in which the Group Policy and Certificate are sold. The Group Policy and Certificate may not be available in every jurisdiction.

We file annual statements on our operations, including financial statements, with insurance departments of various jurisdictions so that they can review our solvency and compliance with applicable laws and regulations. You can review these statements which are available at the offices of the various insurance departments.

This Prospectus is part of a registration statement that we filed with the Securities and Exchange Commission under the Securities Act of 1933. The registration statement includes additional information, amendments and exhibits. You can get this information from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:

  Securities and Exchange Commission
  Public Reference Room
  Washington, D.C. 20549
  Call 1-800-SEC-0330 (for information about using the Public Reference Room)
  Internet site: http://www.sec.gov

Legal, Accounting and Actuarial Matters

Christopher P. Nicholas, Associate General Counsel at MetLife, has passed upon the legality of the Group Policies and Certificates. The firm of Foley & Lardner, Washington, D.C., has advised us on certain matters relating to the federal securities laws.

Deloitte & Touche LLP, independent auditors, audited the financial statements included in this Prospectus, as stated in their reports appearing herein. The financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Certificate.

Rocco A. Mariano, Jr., FSA, MAAA, Assistant Vice-President and Actuary of MetLife, has examined actuarial matters included in the registration statement, as stated in his opinion filed as an exhibit to the registration statement.

Management

The present directors and the senior officers and secretary of MetLife are listed below, together with certain information concerning them:

Directors, Officers-Directors




                           Principal Occupation &          Positions and Offices
Name                          Business Address                 with MetLife
---------------------------------------------------------------------------------
Curtis H. Barnette  Chairman Emeritus                     Director
                    Bethlehem Steel Corporation
                    1170 Eight Ave.--Martin Tower 101
                    Bethlehem, PA 18016-7699
---------------------------------------------------------------------------------
Robert H. Benmosche Chairman of the Board, President and  Chairman of the
                    Chief Executive Officer               Board, President, Chief
                    MetLife, Inc. and                     Executive Officer and
                    Metropolitan Life Insurance Company   Director
                    One Madison Ave.
                    New York, NY 10010
---------------------------------------------------------------------------------
Gerald Clark        Vice Chairman of the Board and        Vice Chairman of the
                    Chief Investment Officer              Board, Chief
                    MetLife, Inc. and                     Investment Officer
                    Metropolitan Life Insurance Company   and Director
                    One Madison Ave.
                    New York, NY 10010
---------------------------------------------------------------------------------
John C. Danforth    Partner                               Director
                    Bryan Cave LLP
                    One Metropolitan Square
                    211 North Broadway
                    Suite 3600
                    St. Louis, MO 63102
                    ,
---------------------------------------------------------------------------------
Burton A. Dole, Jr. Retired Chairman                      Director
                    Nellcor Puritan Bennett
                    P.O. Box 208
                    Carlsbad, CA 92061
---------------------------------------------------------------------------------
James R. Houghton   Chairman of the Board Emeritus        Director
                    and Director
                    Corning Incorporated
                    80 East Market Street, 2nd Floor
                    Corning, NY 14830
---------------------------------------------------------------------------------
Harry P. Kamen      Chairman and                          Director
                    Chief Executive Officer (Retired)
                    Metropolitan Life Insurance Company
                    200 Park Avenue
                    Suite 5700
                    New York, NY 10010
---------------------------------------------------------------------------------
Helene L. Kaplan    Of Counsel                            Director
                    Skadden Arps, Slate, Meagher &
                    Flom, LLP
                    Four Times Square
                    New York, NY 10036
---------------------------------------------------------------------------------
Catherine R. Kinney Group Executive Vice President,       Director
                    Co-Chief Operating Officer, President
                    and Executive Vice Chairman
                    New York Stock Exchange, Inc.,
                    11 Wall Street, 6th Floor
                    New York, NY 10005


                              Principal Occupation &         Positions and Offices
Name                             Business Address                with MetLife
----------------------------------------------------------------------------------
Charles M. Leighton    Retired Chairman and                  Director
                       Chief Executive Officer
                       CML Group, Inc.
                       51 Vaughn Hill Road
                       Bolton, MA 01720
----------------------------------------------------------------------------------
Stewart Nagler         Vice Chairman of the Board and        Vice Chairman of the
                       Chief Financial Officer               Board and Chief
                       MetLife, Inc. and                     Financial Officer
                       Metropolitan Life Insurance Company   and Director
                       One Madison Avenue
                       New York, NY 10010
----------------------------------------------------------------------------------
John J. Phelan, Jr.    Former Chairman and                   Director
                       Chief Executive Officer
                       New York Stock Exchange, Inc.
                       P.O. Box 524
                       Locust Valley, NY 11560
----------------------------------------------------------------------------------
Hugh B. Price          President and Chief Executive Officer Director
                       National Urban League, Inc.
                       120 Wall Street, 7th & 8th Floors
                       New York, NY 10005
----------------------------------------------------------------------------------
William C. Steere, Jr. Chairman of the Board                 Director
                       Pfizer, Inc.
                       235 East 42nd Street
                       New York, NY 10016




Name of Officer*                            Position with MetLife
-----------------------------------------------------------------------------------------
Robert H. Benmosche Chairman of the Board, President and Chief Executive Officer
-----------------------------------------------------------------------------------------
Gerald Clark        Vice Chairman of the Board, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------
Stewart G. Nagler   Vice Chairman of the Board, Chief Financial Officer and Director
-----------------------------------------------------------------------------------------
Gary A. Beller      Senior Executive Vice-President and General Counsel
-----------------------------------------------------------------------------------------
James H. Benson     President, Individual Business; Chairman, Chief Executive Officer and
                    President, New England Life Insurance Company; Chairman President
                    and Chief Executive Officer, GenAmerica Financial Corporation
-----------------------------------------------------------------------------------------
C. Robert Henrikson President, Institutional Business
-----------------------------------------------------------------------------------------
William J. Toppeta  President, International
-----------------------------------------------------------------------------------------
Richard A. Liddy    Senior Executive Vice-President
-----------------------------------------------------------------------------------------
Catherine A. Rein   Senior Executive Vice-President; President and Chief Executive
                    Officer, MetLife Auto & Home
-----------------------------------------------------------------------------------------
Lisa M. Weber       Senior Executive Vice-President and Chief Administrative Officer
-----------------------------------------------------------------------------------------
Daniel J. Cavanaugh Executive Vice President
-----------------------------------------------------------------------------------------
Jeffrey J. Hodgman  Executive Vice President
-----------------------------------------------------------------------------------------
Kernan F. King      Executive Vice President
-----------------------------------------------------------------------------------------
Terence I. Lennon   Executive Vice President
-----------------------------------------------------------------------------------------
Judy E. Weiss       Executive Vice President
-----------------------------------------------------------------------------------------
Stanley J. Talbi    Senior Vice President and Chief Actuary
-----------------------------------------------------------------------------------------
Anthony Williamson  Senior Vice President and Treasurer
-----------------------------------------------------------------------------------------
Virginia M. Wilson  Senior Vice President and Controller
-----------------------------------------------------------------------------------------

--------

* The principal occupation of each officer, except for the following officer, during the last five years has been as an officer of Metropolitan Life or an affiliate thereof. Lisa Weber has been an officer of Metropolitan Life since March 16, 1998; prior thereto, she was a Director of Diversity Strategies and Development and an Associate Director of Human Resources of Paine Webber. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

Financial Statements




         (The balance of this page has been left blank intentionally.)

                         Independent Auditors' Report

The Board of Directors and Shareholder of
Metropolitan Life Insurance Company:

   We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
February 12, 2002

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2001 AND 2000
                             (Dollars in millions)

                                                                                           2001     2000
                                                                                         -------- --------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value.................................... $110,601 $112,445
  Equity securities, at fair value......................................................    3,027    2,193
  Mortgage loans on real estate.........................................................   24,626   21,951
  Real estate and real estate joint ventures............................................    4,925    5,504
  Policy loans..........................................................................    7,894    8,158
  Other limited partnership interests...................................................    1,637    1,652
  Short-term investments................................................................    1,168      930
  Other invested assets.................................................................    3,013    2,898
                                                                                         -------- --------
   Total investments....................................................................  156,891  155,731
Cash and cash equivalents...............................................................    3,932    3,419
Accrued investment income...............................................................    1,981    2,040
Premiums and other receivables..........................................................    7,005    7,962
Deferred policy acquisition costs.......................................................   10,471   10,497
Other assets............................................................................    4,750    3,823
Separate account assets.................................................................   62,714   70,250
                                                                                         -------- --------
   Total assets......................................................................... $247,744 $253,722
                                                                                         ======== ========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits................................................................ $ 83,493 $ 81,966
  Policyholder account balances.........................................................   54,764   54,095
  Other policyholder funds..............................................................    5,880    5,029
  Policyholder dividends payable........................................................    1,042    1,082
  Policyholder dividend obligation......................................................      708      385
  Short-term debt.......................................................................      345    1,085
  Long-term debt........................................................................    2,380    3,406
  Current income taxes payable..........................................................      162      127
  Deferred income taxes payable.........................................................    1,893      742
  Payables under securities loaned transactions.........................................   12,662   12,301
  Other liabilities.....................................................................    6,981    7,120
  Separate account liabilities..........................................................   62,714   70,250
                                                                                         -------- --------
   Total liabilities....................................................................  233,024  237,588
                                                                                         -------- --------
Commitments and contingencies (Note 11)
Company-obligated mandatorily redeemable securities of subsidiary trusts................      276      118
                                                                                         -------- --------
Stockholder's Equity:
  Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664
   shares issued and outstanding at December 31, 2001 and 2000..........................        5        5
  Additional paid-in capital............................................................   12,825   14,549
  Retained earnings.....................................................................       --      407
  Accumulated other comprehensive income................................................    1,614    1,055
                                                                                         -------- --------
   Total stockholder's equity...........................................................   14,444   16,016
                                                                                         -------- --------
   Total liabilities and stockholder's equity........................................... $247,744 $253,722
                                                                                         ======== ========

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME FOR THE YEARS ENDED DECEMBER 31, 2001, 2000
                                    AND 1999
                             (Dollars in millions)

                                                                                           2001    2000     1999
                                                                                          ------- -------  -------
REVENUES
Premiums................................................................................. $17,023 $16,263  $12,088
Universal life and investment-type product policy fees...................................   1,874   1,820    1,433
Net investment income....................................................................  11,791  11,773    9,816
Other revenues...........................................................................   1,532   2,259    1,861
Net investment gains (losses) (net of amounts allocable to other accounts of $(33), $(54)
  and $(67), respectively)...............................................................     927    (418)     (70)
                                                                                          ------- -------  -------
   Total revenues........................................................................  33,147  31,697   25,128
                                                                                          ------- -------  -------
EXPENSES
Policyholder benefits and claims (excludes amounts directly related to net investment
  gains and losses of $(54), $41 and $(21), respectively)................................  18,265  16,935   13,100
Interest credited to policyholder account balances.......................................   3,035   2,935    2,441
Policyholder dividends...................................................................   2,060   1,913    1,690
Payments to former Canadian policyholders................................................      --     327       --
Demutualization costs....................................................................      --     230      260
Other expenses (excludes amounts directly related to net investment gains and losses of
  $21, $(95) and $(46), respectively)....................................................   7,464   7,931    6,462
                                                                                          ------- -------  -------
   Total expenses........................................................................  30,824  30,271   23,953
                                                                                          ------- -------  -------
Income before provision for income taxes.................................................   2,323   1,426    1,175
Provision for income taxes...............................................................     836     477      558
                                                                                          ------- -------  -------
Net income............................................................................... $ 1,487 $   949  $   617
                                                                                          ======= =======  =======
Net income after April 7, 2000 (date of demutualization) (Note 1)........................         $ 1,169
                                                                                                  =======


         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                             (Dollars in millions)

                                                                                Accumulated Other Comprehensive
                                                                                         Income (Loss)
                                                                               --------------------------------
                                                                                  Net
                                                                               Unrealized   Foreign    Minimum
                                                          Additional           Investment  Currency    Pension
                                                   Common  Paid-in   Retained    Gains    Translation Liability
                                                   Stock   Capital   Earnings   (Losses)  Adjustment  Adjustment  Total
                                                   ------ ---------- --------  ---------- ----------- ---------- -------
Balance at January 1, 1999........................  $--    $    --   $ 13,483   $ 1,540      $(144)      $(12)   $14,867
Comprehensive loss:...............................
  Net income......................................                        617                                        617
  Other comprehensive loss:
   Unrealized investment losses, net of related
    offsets, reclassification adjustments and
    income taxes..................................                               (1,837)                          (1,837)
   Foreign currency translation adjustments.......                                              50                    50
   Minimum pension liability adjustment...........                                                         (7)        (7)
                                                                                                                 -------
   Other comprehensive loss.......................                                                                (1,794)
                                                                                                                 -------
  Comprehensive loss..............................                                                                (1,177)
                                                    ---    -------   --------   -------      -----       ----    -------
Balance at December 31, 1999......................   --         --     14,100      (297)       (94)       (19)    13,690
Policy credits and cash payments to eligible
 policyholders....................................                     (2,958)                                    (2,958)
Common stock issued in demutualization............    5     10,917    (10,922)                                        --
Capital contribution from Parent..................           3,632                                                 3,632
Dividends on common stock.........................                       (762)                                      (762)
Comprehensive income:
  Net loss before date of demutualization.........                       (220)                                      (220)
  Net income after date of demutualization........                      1,169                                      1,169
  Other comprehensive income:
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes..................................                                1,480                            1,480
   Foreign currency translation adjustments.......                                              (6)                   (6)
   Minimum pension liability adjustment...........                                                         (9)        (9)
                                                                                                                 -------
   Other comprehensive income.....................                                                                 1,465
                                                                                                                 -------
  Comprehensive income............................                                                                 2,414
                                                    ---    -------   --------   -------      -----       ----    -------
Balance at December 31, 2000......................    5     14,549        407     1,183       (100)       (28)    16,016
Sale of subsidiary to Holding Company.............              96                 (109)        19                     6
Issuance of warrants - by subsidiary..............              40                                                    40
Dividends on common stock.........................          (1,860)    (1,894)                                    (3,754)
Comprehensive income:
  Net income......................................                      1,487                                      1,487
  Other comprehensive income:
   Cumulative effect of change in accounting for
    derivatives, net of income taxes and
    reclassification adjustment...................                                   22                               22
   Unrealized gains on derivative instruments,
    net of income taxes...........................                                   24                               24
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes..................................                                  679                              679
   Foreign currency translation adjustments.......                                             (58)                  (58)
   Minimum pension liability adjustment...........                                                        (18)       (18)
                                                                                                                 -------
   Other comprehensive income.....................                                                                   649
                                                                                                                 -------
  Comprehensive income............................                                                                 2,136
                                                    ---    -------   --------   -------      -----       ----    -------
Balance at December 31, 2001......................  $ 5    $12,825   $     --   $ 1,799      $(139)      $(46)   $14,444
                                                    ===    =======   ========   =======      =====       ====    =======

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

 CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2001,
                                 2000 AND 1999
                             (Dollars in millions)

                                                                                     2001      2000      1999
                                                                                   --------  --------  --------
Cash flows from operating activities
Net income........................................................................ $  1,487  $    949  $    617
 Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation and amortization expenses.........................................      (40)      (88)      173
   Losses from sales of investments and businesses, net...........................     (894)      472       137
   Interest credited to other policyholder account balances.......................    3,035     2,935     2,441
   Universal life and investment-type product policy fees.........................   (1,874)   (1,820)   (1,433)
   Change in premiums and other receivables.......................................      (14)     (164)     (619)
   Change in deferred policy acquisition costs, net...............................     (553)     (519)     (389)
   Change in insurance-related liabilities........................................    3,429     2,590     2,243
   Change in income taxes payable.................................................      871       246        22
   Change in other liabilities....................................................      (57)   (2,193)      874
   Other, net.....................................................................   (1,147)   (1,166)     (183)
                                                                                   --------  --------  --------
Net cash provided by operating activities.........................................    4,243     1,242     3,883
                                                                                   --------  --------  --------
Cash flows from investing activities
 Sales, maturities and repayments of:
   Fixed maturities...............................................................   51,101    57,326    73,120
   Equity securities..............................................................    2,107       899       760
   Mortgage loans on real estate..................................................    1,910     2,163     1,992
   Real estate and real estate joint ventures.....................................    1,090       655     1,062
   Other limited partnership interests............................................      463       422       469
 Purchases of:
   Fixed maturities...............................................................  (51,678)  (63,779)  (72,253)
   Equity securities..............................................................   (3,050)     (863)     (410)
   Mortgage loans on real estate..................................................   (3,412)   (2,836)   (4,395)
   Real estate and real estate joint ventures.....................................     (592)     (407)     (341)
   Other limited partnership interests............................................     (497)     (660)     (465)
 Net change in short-term investments.............................................     (303)    2,382    (1,577)
 Purchase of businesses, net of cash received.....................................       --      (416)   (2,972)
 Proceeds from sales of businesses................................................      921       877        --
 Net change in payable under securities loaned transactions.......................      361     5,840     2,692
 Other, net.......................................................................     (547)     (925)      (71)
                                                                                   --------  --------  --------
Net cash (used in) provided by investing activities............................... $ (2,126) $    678  $ (2,389)
                                                                                   --------  --------  --------

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                             (Dollars in millions)

                                                                                     2001      2000      1999
                                                                                   --------  --------  --------
Cash flows from financing activities
 Policyholder account balances:
   Deposits....................................................................... $ 29,012  $ 28,620  $ 18,428
   Withdrawals....................................................................  (25,299)  (28,235)  (20,650)
 Net change in short-term debt....................................................     (740)   (3,095)      608
 Long-term debt issued............................................................      353     1,224        42
 Long-term debt repaid............................................................   (1,379)     (124)     (434)
 Capital contribution from Parent.................................................        6     3,632
 Net proceeds from issuance of company-obligated mandatorily redeemable securities
   of subsidiary trust............................................................      197        --        --
 Cash payments to eligible policyholders..........................................       --    (2,550)       --
 Dividends on common stock........................................................   (3,754)     (762)       --
                                                                                   --------  --------  --------
Net cash used in financing activities.............................................   (1,604)   (1,290)   (2,006)
                                                                                   --------  --------  --------
Change in cash and cash equivalents...............................................      513       630      (512)
Cash and cash equivalents, beginning of year......................................    3,419     2,789     3,301
                                                                                   --------  --------  --------
Cash and cash equivalents, end of year............................................ $  3,932  $  3,419  $  2,789
                                                                                   ========  ========  ========
Supplemental disclosures of cash flow information:
 Cash paid during the year for:
   Interest....................................................................... $    336  $    448  $    388
                                                                                   ========  ========  ========
   Income taxes................................................................... $    453  $    256  $    587
                                                                                   ========  ========  ========
 Non-cash transactions during the year:
   Policy credits to eligible policyholders....................................... $     --  $    408  $     --
                                                                                   ========  ========  ========
   Business acquisitions--assets.................................................. $     --  $ 22,936  $  5,328
                                                                                   ========  ========  ========
   Business acquisitions--liabilities............................................. $     --  $ 22,437  $  1,860
                                                                                   ========  ========  ========
   Business dispositions--assets.................................................. $  6,162  $  1,184  $     --
                                                                                   ========  ========  ========
   Business dispositions--liabilities............................................. $  5,263  $  1,014  $     --
                                                                                   ========  ========  ========
   Real estate acquired in satisfaction of debt................................... $     11  $     22  $     37
                                                                                   ========  ========  ========
   Mortgage note on sale of real estate........................................... $  1,530  $     --  $     --
                                                                                   ========  ========  ========


         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Summary of Significant Accounting Policies

  Business

   Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of individual and institutional customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. ("MetLife" or the "Holding Company").

  Basis of Presentation

   The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

   The accompanying consolidated financial statements include the accounts of Metropolitan Life and its subsidiaries, partnerships and joint ventures in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners. Closed block assets, liabilities, revenues and expenses are combined on a line by line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. Intercompany accounts and transactions have been eliminated. Metropolitan Insurance and Annuity Company ("MIAC"), which was sold to MetLife in 2001 is included in the accompanying consolidated financial statements until the date of sale. See note 12 "Acquisitions and Dispositions".

   The Company uses the equity method to account for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but has more than a minimal interest.

   Minority interest related to consolidated entities included in other liabilities was $442 million and $409 million at December 31, 2001 and 2000, respectively.

   Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2001 presentation.

  Summary of Critical Accounting Policies

   The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

  Investments

   The Company's principal investments are in fixed maturities, mortgage loans, and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income, impairments and the determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Derivatives

   The Company enters into freestanding derivative transactions to manage the risk associated with variability in cash flows related to the Company's financial assets and liabilities or to changing fair values. The Company also purchases investment securities and issues certain insurance policies with embedded derivatives. The associated financial statement risk is the volatility in net income, which can result from (i) changes in fair value of derivatives that are not designated as hedges, and (ii) ineffectiveness of designated hedges in an environment of changing interest rates or fair values. In addition, accounting for derivatives is complex, as evidenced by significant interpretations of the primary accounting standards which continue to evolve, as well as the significant judgements and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances; however, the use of different assumptions may have a material effect on the estimated fair value amounts.

  Deferred Policy Acquisition Costs

   The Company incurs significant costs in connection with acquiring new insurance business. These costs, which vary with, and are primarily related to, the production of new business, are deferred. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality, morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. These factors enter into management's estimates of gross margins and profits which generally are used to amortize certain of such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred.

  Future Policy Benefits

   The Company also establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disabled lives. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Differences between the actual experience and assumptions used in pricing the policies and in the establishment of liabilities result in variances in profit and could result in losses.

   The Company establishes liabilities for unpaid claims and claims expenses for property and casualty insurance. Pricing of this insurance takes into account the expected frequency and severity of losses, the costs of providing coverage, competitive factors, characteristics of the property covered and the insured, and profit considerations. Liabilities for property and casualty insurance are dependent on estimates of amounts payable for claims reported but not settled and claims incurred but not reported. These estimates are influenced by historical experience and actuarial assumptions of current developments, anticipated trends and risk management strategies.

  Reinsurance

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish policy benefits. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject or features that delay the timely reimbursement of claims. If the Company determines that a contract does not expose it to a reasonable possibility of a significant loss from insurance risk, the Company records the contract on a deposit method of accounting.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Litigation

   The Company is a party to a number of legal actions. Given the inherent unpredictability of litigation, it is difficult to estimate the impact of litigation on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits are especially difficult to estimate due to the limitation of available data and uncertainty around numerous variables used to determine amounts recorded. It is possible that an adverse outcome in certain cases could have an adverse effect upon the Company's operating results or cash flows in particular quarterly or annual periods. See Note 11 "Commitments and Contingencies".

  General Accounting Policies

  Investments

   The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

   Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are included in net investment gains and losses and are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan's effective interest rate. However, interest ceases to be accrued for loans on which interest is more than 60 days past due.

   Real estate, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs.

   Policy loans are stated at unpaid principal balances.

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by geographic area. The Company regularly reviews residual values and writes down residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets equal to the net statutory reserves are withheld and legally owned by the ceding company. Interest accrues to these funds withheld at rates defined by the treaty terms.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Structured Investment Transactions

   The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return of the investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar type instruments.

   The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on the beneficial interests is recognized using the prospective method in accordance with Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments. The SPEs used to securitize assets are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE.

   The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE. The beneficial interests in SPEs where the Company exercises significant influence over the operating and financial policies of the SPE are accounted for in accordance with the equity method of accounting. Impairments of these beneficial interests are included in investment gains and losses. The beneficial interests in SPEs where the Company does not exercise significant influence are accounted for based on the substance of the beneficial interest's rights and obligations. Beneficial interests are accounted for and are included in fixed maturities. These beneficial interests are generally structured notes, as defined by EITF Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, and their income is recognized using the retrospective interest method or the level yield method, as appropriate.

  Derivative Instruments

   The Company uses derivative instruments to manage risk through one of four principal risk management strategies: the hedging of liabilities, invested assets, portfolios of assets or liabilities and anticipated transactions. Additionally, Metropolitan Life enters into income generation and replication derivative transactions as permitted by its derivatives use plan that was approved by the Department. The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit and foreign currency swaps, foreign exchange contracts, and options, including caps and floors.

   On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify as a hedge, according to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the derivative is recorded at fair value and changes in its fair value are reported in net investment gains or losses.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur,
(v) a hedged firm commitment no longer meets the definition of a firm commitment, or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

   The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments, (ii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments, (iii) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies, and (iv) other instruments to hedge the cash flows of various other anticipated transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

   The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments, (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments, and (iii) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in net investment gains and losses.

   When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains or losses.

   The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

   The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions ("RSATs"), are a combination of a derivative and a cash security to synthetically create a third replicated security. These derivatives are not designated as hedges. As of December 31, 2001, 15 such RSATs, with notional amounts totaling $205 million, have been created through the combination of a credit default swap and a U.S. Treasury security. The Company records the premiums received on the credit default swaps in investment income over the life of the contract and changes in fair value are recorded in net investment gains and losses.

   The Company enters into written covered call options and net written covered collars to generate additional investment income on the underlying assets it holds. These derivatives are not designated as hedges. The Company records the premiums received as net investment income over the life of the contract and changes in fair value of such options and collars as net investment gains and losses.

  Cash and Cash Equivalents

   The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from ten to 40 years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation of property and equipment and accumulated amortization on leasehold improvements was $1,349 million and $1,287 million at December 31, 2001 and 2000, respectively. Related depreciation and amortization expense was $94 million, $89 million and $106 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $165 million and $86 million at December 31, 2001 and 2000, respectively. Related amortization expenses was $106 million, $45 million and $5 million for the years ended December 31, 2001, 2000 and 1999, respectively.

  Deferred Policy Acquisition Costs

   The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

   Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

   Deferred policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

   Deferred policy acquisition costs for property and casualty insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

   Value of business acquired, included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

   Information regarding deferred policy acquisition costs is as follows:

                                                 Years Ended December 31,
                                                -------------------------
                                                 2001     2000     1999
                                                -------  -------  -------
                                                  (Dollars in millions)
     Balance at January 1...................... $10,497  $ 9,070  $ 7,028
     Capitalization of policy acquisition costs   2,018    1,805    1,160
     Value of business acquired................      --    1,681      156
                                                -------  -------  -------
            Total..............................  12,515   12,556    8,344
                                                -------  -------  -------
     Amortization allocated to:
        Net investment losses..................      21      (95)     (46)
        Unrealized investment losses...........     128      596   (1,628)
        Other expenses.........................   1,434    1,472      930
                                                -------  -------  -------
            Total amortization.................   1,583    1,973     (744)
                                                -------  -------  -------
     Dispositions and other....................    (461)     (86)     (18)
                                                -------  -------  -------
     Balance at December 31.................... $10,471  $10,497  $ 9,070
                                                =======  =======  =======

   Amortization of deferred policy acquisition costs is allocated to (i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized, and
(iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

   Investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Goodwill

   The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. Goodwill has been amortized on a straight-line basis over a period ranging from ten to 30 years through December 31, 2001. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments through 2001 were recognized in operating results when permanent diminution in value was deemed to have occurred.

                                                  Years ended December 31,
                                                  -----------------------
                                                   2001       2000   1999
                                                   -----      -----  ----
                                                   (Dollars in millions)
Net Balance at January 1......................... $ 703      $ 611   $404
Acquisitions.....................................    20        286    237
Amortization.....................................   (47)       (69)   (30)
Dispositions.....................................  (101)      (125)    --
                                                   -----      -----  ----
Net Balance at December 31....................... $ 575      $ 703   $611
                                                   =====      =====  ====

                                                       December 31,
                                                   ---------------------
                                                      2001        2000
                                                      ----        ----
                                                   (Dollars in millions)
Accumulated Amortization.........................     $108         $81
                                                      ====         ===

   See "--Application of Accounting Pronouncements" below regarding changes in amortization and impairment testing effective January 1, 2002.

  Future Policy Benefits and Policyholder Account Balances

   Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 2% to 11%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

   Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 11%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 11%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 11%.

   Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 17%, less expenses, mortality charges, and withdrawals.

   The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. Revisions of these estimates are included in operations in the year such refinements are made.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

   Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

  Policyholder Dividends

   Policyholder dividends are approved annually by the boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Participating Business

   Participating business represented approximately 18% and 22% of the Company's life insurance in-force, and 82% and 81% of the number of life insurance policies in-force, at December 31, 2001 and 2000, respectively. Participating policies represented approximately 44% and 46%, 47% and 50%, and 50% and 54% of gross and net life insurance premiums for the years ended December 31, 2001, 2000 and 1999, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

  Income Taxes

   Metropolitan Life, the Holding Company and includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Metropolitan Life has not been subject to the equity tax since the date of demutualization. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

  Reinsurance

   The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

  Stock Based Compensation

   The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25") and has included in the notes to consolidated financial statements the pro forma disclosures required by Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("SFAS 123") in Note 17.

  Foreign Currency Translation

   Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

  Demutualization

   On April 7, 2000 (the "date of demutualization"), Metropolitan Life converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life's plan of reorganization, as amended (the "plan").

   On the date of demutualization, policyholders' membership interests in Metropolitan Life were extinguished and eligible policyholders received, in exchange for their interests, trust interests representing 494,466,664 shares of common stock of MetLife to be held in a trust, cash payments aggregating $2,550 million and adjustments to their policy values in the form of policy credits aggregating $408 million, as provided in the plan. In addition, Metropolitan Life's Canadian branch made cash payments of $327 million in the second quarter of 2000 to holders of certain policies transferred to Clarica Life Insurance Company in connection with the sale of a substantial portion of Metropolitan Life's Canadian operations in 1998, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale.

  Application of Accounting Pronouncements

   Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in a $33 million increase in other comprehensive income, net of income taxes of $18 million, and had no material impact on net income.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

The increase to other comprehensive income is attributable to net gains on cash flow-type hedges at transition. Also at transition, the amortized cost of fixed income securities decreased and other invested assets increased by $22 million, representing the fair value of certain interest rate swaps that were accounted for prior to SFAS 133 using fair value-type settlement accounting. During the year ended December 31, 2001, $18 million of the pre-tax gain reported in accumulated other comprehensive income at transition was reclassified into net investment income. The Financial Accounting Standards Board ("FASB") continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

   Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The adoption of these requirements had no material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted EITF 99-20. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 had no material impact on the Company's consolidated financial statements.

   In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 141, which was generally effective July 1, 2001, requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 142, effective for fiscal years beginning after December 15, 2001, eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill and other intangible assets was $48 million, $101 million and $65 million for the years ended December 31, 2001, 2000 and 1999, respectively. These amounts are not necessarily indicative of the amortization that will not be recorded in future periods in accordance with SFAS 142. The Company is in the process of developing an estimate of the impact of the adoption of SFAS 142, if any, on its consolidated financial statements. The Company has tentatively determined that there will be no significant reclassifications between goodwill and other intangible asset balances, and no significant impairment of other intangible assets as of January 1, 2002. The Company will complete the first step of the impairment test, the comparison of the reporting units' fair value to carrying value, by June 30, 2002 and, if necessary, will complete the second step, the estimate of goodwill impairment, by December 31, 2002.

   In July 2001, the Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

   In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 must be adopted beginning January 1, 2002. The adoption of SFAS 144 by the Company is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

   Effective October 1, 2000, the Company adopted SAB No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying GAAP to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

   Effective January 1, 2000, the Company adopted Statement of Position ("SOP") No. 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

2.  September 11, 2001 Tragedies

   On September 11, 2001 a terrorist attack occurred in New York, Washington D.C. and Pennsylvania (collectively, the "tragedies") triggering a significant loss of life and property which had an adverse impact on certain of the Company's businesses. The Company has direct exposures to this event with claims arising from its Individual, Institutional, Reinsurance and Auto & Home insurance coverages, although it believes the majority of such claims have been reported or otherwise analyzed by the Company.

   As of December 31, 2001, the Company's estimate of the total insurance losses related to the tragedies is $208 million, net of income tax of $117 million. This estimate is subject to revision in subsequent periods as claims are received from insureds and claims to reinsurers are identified and processed. Any revision to the estimate of gross losses and reinsurance recoveries in subsequent periods will affect net income in such periods. Reinsurance recoveries are dependent on the continued creditworthiness of the reinsurers, which may be adversely affected by their other reinsured losses in connection with the tragedies.

   The long-term effects of the tragedies on the Company's businesses cannot be assessed at this time. The tragedies have had significant adverse effects on the general economic, market and political conditions, increasing many of the Company's business risks. In particular, the declines in share prices experienced after the reopening of the United States equity markets following the tragedies have contributed, and may continue to contribute, to a decline in separate account assets, which in turn could have an adverse effect on fees earned in the Company's businesses. In addition, the Institutional segment may receive disability claims from individuals suffering from mental and nervous disorders resulting from the tragedies. This may lead to a revision in the Company's estimated insurance losses related to the tragedies. The majority of the Company's disability policies include the provision that such claims be submitted within two years of the traumatic event.

   The Company's general account investment portfolios include investments, primarily comprised of fixed income securities, in industries that were affected by the tragedies, including airline, other travel and lodging and insurance. Exposures to these industries also exist through mortgage loans and investments in real estate. The market value of the Company's investment portfolio exposed to industries affected by the tragedies was approximately $3.0 billion at December 31, 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  Investments

  Fixed Maturities and Equity Securities

   Fixed maturities and equity securities at December 31, 2001 were as follows:

                                                                              Gross
                                                                 Cost or   Unrealized
                                                                Amortized ------------- Estimated
                                                                  Cost     Gain   Loss  Fair Value
                                                                --------- ------ ------ ----------
                                                                      (Dollars in millions)
Fixed Maturities:
 Bonds:
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies................................. $  7,875  $1,004 $   42  $  8,837
   States and political subdivisions...........................    1,486      48     10     1,524
   Foreign governments.........................................    4,206     401     41     4,566
   Corporate...................................................   45,547   1,647    996    46,198
   Mortgage- and asset-backed securities.......................   32,628     870    261    33,237
   Other.......................................................   15,104     925    553    15,476
                                                                --------  ------ ------  --------
     Total bonds...............................................  106,846   4,895  1,903   109,838
   Redeemable preferred stocks.................................      784      12     33       763
                                                                --------  ------ ------  --------
     Total fixed maturities.................................... $107,630  $4,907 $1,936  $110,601
                                                                ========  ====== ======  ========
Equity Securities:
 Common stocks................................................. $  1,938  $  655 $   75  $  2,518
 Nonredeemable preferred stocks................................      483      28      2       509
                                                                --------  ------ ------  --------
     Total equity securities................................... $  2,421  $  683 $   77  $  3,027
                                                                ========  ====== ======  ========

   Fixed maturities and equity securities at December 31, 2000 were as follows:

                                                                              Gross
                                                                 Cost or   Unrealized
                                                                Amortized ------------- Estimated
                                                                  Cost     Gain   Loss  Fair Value
                                                                --------- ------ ------ ----------
                                                                      (Dollars in millions)
Fixed Maturities:
 Bonds:
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies................................. $  8,443  $1,188 $   16  $  9,615
   States and political subdivisions...........................    1,563      79      3     1,639
   Foreign governments.........................................    5,153     341    153     5,341
   Corporate...................................................   47,338   1,124  1,451    47,011
   Mortgage- and asset-backed securities.......................   32,996     697    165    33,528
   Other.......................................................   14,935     436    381    14,990
                                                                --------  ------ ------  --------
     Total bonds...............................................  110,428   3,865  2,169   112,124
   Redeemable preferred stocks.................................      321      --     --       321
                                                                --------  ------ ------  --------
     Total fixed maturities.................................... $110,749  $3,865 $2,169  $112,445
                                                                ========  ====== ======  ========
Equity Securities:
 Common stocks................................................. $    872  $  785 $   55  $  1,602
 Nonredeemable preferred stocks................................      577      19      5       591
                                                                --------  ------ ------  --------
     Total equity securities................................... $  1,449  $  804 $   60  $  2,193
                                                                ========  ====== ======  ========

   The Company held foreign currency derivatives with notional amounts of $1,925 million and $1,449 million to hedge the exchange rate risk associated with foreign bonds at December 31, 2001 and 2000, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $9,618 million and $9,864 million at December 31, 2001 and 2000, respectively. Non-income producing fixed maturities were insignificant.

   The cost or amortized cost and estimated fair value of bonds at December 31, 2001, by contractual maturity date, are shown below:

                                                   Cost or    Estimated
                                                  Amortized     Fair
                                                    Cost        Value
                                                  ---------   ---------
                                                  (Dollars in millions)
           Due in one year or less............... $  3,929    $  3,976
           Due after one year through five years.   19,500      20,147
           Due after five years through ten years   21,661      21,944
           Due after ten years...................   29,128      30,534
                                                  --------    --------
              Total..............................   74,218      76,601
           Mortgage- and asset-backed securities.   32,628      33,237
                                                  --------    --------
              Total bonds........................ $106,846    $109,838
                                                  ========    ========

   Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

   Sales of securities classified as available-for-sale were as follows:

                                        Years ended December 31,
                                        ------------------------
                                          2001    2000    1999
                                        -------  ------- -------
                                         (Dollars in millions)
                Proceeds............... $27,576  $46,205 $59,852
                Gross investment gains. $   634  $   599 $   605
                Gross investment losses $   934  $ 1,520 $   911

   Gross investment losses above exclude writedowns recorded during 2001, 2000 and 1999 for other than temporarily impaired available-for-sale securities of $278 million, $324 million and $133 million, respectively.

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

  Securities Lending Program

   The Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $13,471 million and $11,746 million and an estimated fair value of $14,404 million and $12,289 million were on loan under the program at December 31, 2001 and 2000, respectively. The Company was liable for cash collateral under its control of $12,662 million and $12,301 million at December 31, 2001 and 2000, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

  Structured Investment Transactions

   The Company securitizes high yield debt securities, investment grade bonds and structured finance securities. The Company has sponsored four securitizations with a total of approximately $1.5 billion in financial assets as of December 31, 2001. Two of these transactions included the transfer of assets totaling approximately $289 million from which

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES investment gains, recognized by the Company, were insignificant. The Company's beneficial interests in these SPEs and the related investment income were insignificant as of and for the year ended December 31, 2001.

   The Company invests in structured notes and similar type instruments which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $1.6 billion and $1.3 billion at December 31, 2001 and 2000, respectively. The related income recognized was $44 million and $62 million for the years ended December 31, 2001 and 2000, respectively.

  Assets on Deposit and Held in Trust

   The Company had investment assets on deposit with regulatory agencies with a fair market value of $835 million and $932 million at December 31, 2001 and 2000, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,218 million and $1,234 million at December 31, 2001 and 2000, respectively.

  Mortgage Loans on Real Estate

   Mortgage loans on real estate were categorized as follows:

                                               December 31,
                                      ------------------------------
                                           2001            2000
                                      --------------  --------------
                                      Amount  Percent Amount  Percent
                                      ------- ------- ------- -------
                                           (Dollars in millions)
          Commercial mortgage loans.. $19,502    79%  $16,944    77%
          Agricultural mortgage loans   5,267    21%    4,980    22%
          Residential mortgage loans.       1     0%      110     1%
                                      -------   ---   -------   ---
             Total...................  24,770   100%   22,034   100%
                                                ===             ===
          Less: Valuation allowances.     144              83
                                      -------         -------
             Mortgage loans.......... $24,626         $21,951
                                      =======         =======

   Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2001, approximately 16%, 14% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

   In 2001, the Company entered into a commercial loan for $1,530 million with MIAC, a related party, in connection with MIAC's purchase of real estate from the Company.

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $644 million and $540 million at December 31, 2001 and 2000, respectively.

   Changes in mortgage loan valuation allowances were as follows:

                                                         Years ended
                                                         December 31,
                                                    ---------------------
                                                     2001    2000   1999
                                                    ----     ----  -----
                                                    (Dollars in millions)
         Balance at January 1...................... $ 83     $ 90  $ 173
         Additions.................................  106       38     40
         Deductions for writedowns and dispositions  (45)     (74)  (123)
         Acquisitions of affiliates................   --       29     --
                                                     ----    ----  -----
         Balance at December 31.................... $144     $ 83  $  90
                                                     ====    ====  =====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                            December 31,
                                                        ---------------------
                                                            2001       2000
                                                           ------    ----
                                                        (Dollars in millions)
   Impaired mortgage loans with valuation allowances... $  816       $592
   Impaired mortgage loans without valuation allowances    315        330
                                                           ------      ----
      Total............................................  1,131        922
   Less: Valuation allowances..........................    140         77
                                                           ------      ----
      Impaired mortgage loans.......................... $  991       $845
                                                           ======      ====

   The average investment in impaired mortgage loans on real estate was $938 million, $912 million and $1,134 million for the years ended December 31, 2001, 2000 and 1999, respectively. Interest income on impaired mortgage loans was $92 million, $76 million and $101 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   The investment in restructured mortgage loans on real estate was $684 million and $784 million at December 31, 2001 and 2000, respectively. Interest income of $52 million, $62 million and $80 million was recognized on restructured loans for the years ended December 31, 2001, 2000 and 1999, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $60 million, $74 million and $92 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $43 million and $40 million at December 31, 2001 and 2000, respectively.

  Real Estate and Real Estate Joint Ventures

   Real estate and real estate joint ventures consisted of the following:

                                                                    December 31,
                                                               ---------------------
                                                                  2001       2000
                                                                 ------     ------
                                                               (Dollars in millions)
Real estate and real estate joint ventures held-for-investment $5,088      $5,495
Impairments...................................................   (244)       (272)
                                                                 ------     ------
   Total......................................................  4,844       5,223
                                                                 ------     ------
Real estate and real estate joint ventures held-for-sale......    204         417
Impairments...................................................    (88)        (97)
Valuation allowance...........................................    (35)        (39)
                                                                 ------     ------
   Total......................................................     81         281
                                                                 ------     ------
       Real estate and real estate joint ventures............. $4,925      $5,504
                                                                 ======     ======

   Accumulated depreciation on real estate was $1,882 million and $2,337 million at December 31, 2001 and 2000, respectively. Related depreciation expense was $217 million, $224 million and $247 million for the years ended December 31, 2001, 2000 and 1999, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Real estate and real estate joint ventures were categorized as follows:

                                                           December 31,
                                                   ----------------------------
                                                        2001           2000
                                                   -------------  -------------
                                                   Amount Percent Amount Percent
                                                   ------ ------- ------ -------
                                                       (Dollars in millions)
Office.........................................    $3,079    63%  $3,635    66%
Retail.........................................       779    16%     586    10%
Apartments.....................................       495    10%     558    10%
Land...........................................       184     4%     202     4%
Agriculture....................................        14     0%      84     2%
Other..........................................       374     7%     439     8%
                                                   ------   ---   ------   ---
   Total.......................................    $4,925   100%  $5,504   100%
                                                   ======   ===   ======   ===

   The Company's real estate holdings are primarily located throughout the United States. At December 31, 2001, approximately 27%, 15% and 13% of the Company's real estate holdings were located in California, New York and Texas, respectively.

   Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                               Years ended
                                                              December 31,
                                                          --------------------
                                                           2001    2000  1999
                                                          ----     ----  ----
                                                          (Dollars in millions)
Balance at January 1...................................   $ 39     $ 34  $ 33
Additions charged to operations........................     16       17    36
Deductions for writedowns and dispositions.............    (20)     (12)  (35)
                                                           ----    ----  ----
Balance at December 31.................................   $ 35     $ 39  $ 34
                                                           ====    ====  ====

   Investment income related to impaired real estate and real estate joint ventures held-for-investment was $57 million, $45 million and $61 million for the years ended December 31, 2001, 2000 and 1999, respectively. Investment (expense) income related to impaired real estate and real estate joint ventures held-for-sale was $(4) million, $18 million and $14 million for the years ended December 31, 2001, 2000 and 1999, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $9 million and $15 million at December 31, 2001 and 2000, respectively.

   The Company owned real estate acquired in satisfaction of debt of $49 million and $66 million at December 31, 2001 and 2000, respectively.

  Leveraged Leases

   Leveraged leases, included in other invested assets, consisted of the following:

                                                               December 31,
                                                           --------------------
                                                             2001       2000
                                                            ------     ------
                                                           (Dollars in millions)
Investment.............................................    $1,070     $1,002
Estimated residual values..............................       505        546
                                                            ------     ------
   Total...............................................     1,575      1,548
Unearned income........................................      (404)      (384)
                                                            ------     ------
   Leveraged leases....................................    $1,171     $1,164
                                                            ======     ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from two to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred tax provision related to leveraged leases is $1,077 million and $1,040 million at December 31, 2001 and 2000, respectively.

  Net Investment Income

   The components of net investment income were as follows:

                                                    Years ended December 31,
                                                    ------------------------
                                                      2001    2000    1999
                                                    -------  ------- -------
                                                     (Dollars in millions)
   Fixed maturities................................ $ 8,462  $ 8,529 $ 7,171
   Equity securities...............................      48       41      40
   Mortgage loans on real estate...................   1,838    1,693   1,484
   Real estate and real estate joint ventures......   1,332    1,407   1,426
   Policy loans....................................     527      515     340
   Other limited partnership interests.............      48      142     199
   Cash, cash equivalents and short-term investment     264      271     173
   Other...........................................     268      192      91
                                                    -------  ------- -------
      Total........................................  12,787   12,790  10,924
   Less: Investment expenses.......................     996    1,017   1,108
                                                    -------  ------- -------
      Net investment income........................ $11,791  $11,773 $ 9,816
                                                    =======  ======= =======

  Net Investment Gains (Losses)

   Net investment gains (losses), including changes in valuation allowances, were as follows:

                                                  Years ended December 31,
                                                  -----------------------
                                                   2001     2000    1999
                                                  ------   -------  -----
                                                   (Dollars in millions)
       Fixed maturities.......................... $ (644)  $(1,437) $(538)
       Equity securities.........................     66       192     99
       Mortgage loans on real estate.............    (91)      (18)    28
       Real estate and real estate joint ventures  1,626       101    265
       Other limited partnership interests.......   (161)       (7)    33
       Sales of businesses.......................     25       632     --
       Other.....................................     73        65    (24)
                                                  ------   -------  -----
          Total..................................    894      (472)  (137)
       Amounts allocable to:
          Deferred policy acquisition costs......    (21)       95     46
          Participating contracts................   (105)     (126)    21
          Policyholder dividend obligation.......    159        85     --
                                                  ------   -------  -----
              Net realized investment losses..... $  927   $  (418) $ (70)
                                                  ======   =======  =====

   Investment gains and losses have been reduced by (i) deferred policy acquisition amortization to the extent that such amortization results from investment gains and losses, (ii) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholder's accounts, and (iii) adjustments to the policyholder dividend obligation resulting from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

   Real estate and real estate joint ventures net investment gains for 2001 include $1,630 million related to the sale of real estate to MIAC.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Net Unrealized Investment Gains (Losses)

   The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                        Years ended December 31,
                                                       -------------------------
                                                        2001     2000     1999
                                                       -------  -------  -------
                                                         (Dollars in millions)
Fixed maturities...................................... $ 2,971  $ 1,696  $(1,828)
Equity securities.....................................     606      744      875
Derivatives...........................................      71       --       --
Other invested assets.................................      58       58      153
                                                       -------  -------  -------
   Total..............................................   3,706    2,498     (800)
                                                       -------  -------  -------
Amounts allocable to:
   Future policy benefit loss recognition.............     (30)    (284)    (249)
   Deferred policy acquisition costs..................      (6)     113      709
   Participating contracts............................    (127)    (133)    (118)
   Policyholder dividend obligation...................    (707)    (385)      --
Deferred income taxes.................................  (1,037)    (626)     161
                                                       -------  -------  -------
   Total..............................................  (1,907)  (1,315)     503
                                                       -------  -------  -------
       Net unrealized investment gains (losses)....... $ 1,799  $ 1,183  $  (297)
                                                       =======  =======  =======

The changes in net unrealized investment gains          Years ended December 31,
(losses) were as follows:                              -------------------------
                                                        2001     2000     1999
                                                       -------  -------  -------
                                                         (Dollars in millions)
Balance at January 1.................................. $ 1,183  $  (297) $ 1,540
Unrealized investment gains (losses) during the year..   1,390    3,298   (6,583)
Unrealized investment gains (losses) relating to:
   Future policy benefit gain (loss) recognition......     254      (35)   1,999
   Deferred policy acquisition costs..................    (128)    (596)   1,628
   Participating contracts............................       6      (15)      94
   Policyholder dividend obligation...................    (322)    (385)      --
Deferred income taxes.................................    (475)    (787)   1,025
Unrealized investment gains of subsidiary at date of
  sale, net of deferred income taxes..................    (109)      --       --
                                                       -------  -------  -------
Balance at December 31................................ $ 1,799  $ 1,183  $  (297)
                                                       =======  =======  =======
Net change in unrealized investment gains (losses).... $   616  $ 1,480  $(1,837)
                                                       =======  =======  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  Derivative Instruments

   The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2001 and 2000:

                                              2001                                 2000
                              ------------------------------------ ------------------------------------
                                                Current Market or                    Current Market or
                                                    Fair Value                           Fair Value
                              Carrying Notional ------------------ Carrying Notional ------------------
                               Value    Amount  Assets Liabilities  Value    Amount  Assets Liabilities
                              -------- -------- ------ ----------- -------- -------- ------ -----------
                                                        (Dollars in millions)
Financial futures............   $ --   $    --   $ --      $--       $23    $   254   $ 23      $--
Interest rate swaps..........     70     1,849     79        9        41      1,450     41        1
Floors.......................     11       325     11       --        --        325      3       --
Caps.........................      5     8,010      5       --        --     10,070     --       --
Foreign currency swaps.......    162     1,925    188       26        (1)     1,449    114       44
Exchange traded options......    (12)    1,857     --       12         1          9      1       --
Forward exchange contracts...      4        33      4       --        --         --     --       --
Written covered call options.     --        40     --       --        --         40     --       --
Credit default swaps.........     --       270     --       --        --         --     --       --
                                ----   -------   ----      ---       ---    -------   ----      ---
Total contractual commitments   $240   $14,309   $287      $47       $64    $13,597   $182      $45
                                ====   =======   ====      ===       ===    =======   ====      ===


   The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2001 and 2000:

                                December 31, 2000           Terminations/ December 31, 2001
                                 Notional Amount  Additions  Maturities    Notional Amount
                                ----------------- --------- ------------- -----------------
                                                   (Dollars in millions)
BY DERIVATIVE TYPE
Financial futures..............      $   254       $  507      $  761          $    --
Interest rate swaps............        1,450        1,166         767            1,849
Floors.........................          325           --          --              325
Caps...........................       10,070          150       2,210            8,010
Foreign currency swaps.........        1,449          659         183            1,925
Exchange traded options........            9        1,861          13            1,857
Forward exchange contracts.....           --          495         462               33
Written covered call options...           40        1,097       1,097               40
Credit default swaps...........           --          270          --              270
                                     -------       ------      ------          -------
Total contractual commitments..      $13,597       $6,205      $5,493          $14,309
                                     =======       ======      ======          =======
BY STRATEGY
Liability hedging..............      $11,736       $  270      $2,972          $ 9,034
Invested asset hedging.........        1,607        5,046       1,378            5,275
Portfolio hedging..............          254          507         761               --
Anticipated transaction hedging           --          382         382               --
                                     -------       ------      ------          -------
Total contractual commitments..      $13,597       $6,205      $5,493          $14,309
                                     =======       ======      ======          =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2001:

                                                                      Remaining Life
                                                  -------------------------------------------------------
                                                  One Year   After One Year   After Five Years    After
                                                  or Less  Through Five Years Through Ten Years Ten Years  Total
                                                  -------- ------------------ ----------------- --------- -------
                                                                       (Dollars in millions)
Interest rate swaps..............................  $   95        $  627            $  955         $172    $ 1,849
Floors...........................................      --            --               325           --        325
Caps.............................................   3,720         4,270                20           --      8,010
Foreign currency swaps...........................      81           863               707          274      1,925
Exchange traded options..........................   1,857            --                --           --      1,857
Forward exchange contracts.......................      33            --                --           --         33
Written covered call options.....................      40            --                --           --         40
Credit default swaps.............................      15           255                --           --        270
                                                   ------        ------            ------         ----    -------
Total contractual commitments....................  $5,841        $6,015            $2,007         $446    $14,309
                                                   ======        ======            ======         ====    =======

   The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2001 and 2000:

                                2001                        2000
                     --------------------------- ---------------------------
                                Current Market            Current Market or
                                or Fair Value                 Fair Value
                     Notional ------------------ Notional ------------------
                      Amount  Assets Liabilities  Amount  Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    BY TYPE OF HEDGE
    Fair Value...... $   228   $ 23      $ 1     $   212   $ 14      $ 8
    Cash Flow.......     585     62       21         442     32       27
    Not designated..  13,496    202       25      12,943    136       10
                     -------   ----      ---     -------   ----      ---
       Total........ $14,309   $287      $47     $13,597   $182      $45
                     =======   ====      ===     =======   ====      ===

   For the year ended December 31, 2001, the amount related to fair value and cash flow hedge ineffectiveness was insignificant and there were no discontinued fair value or cash flow hedges.

   For the years ended December 31, 2001, 2000 and 1999, the Company recognized net investment income of $32 million, $13 million and $0.3 million, respectively, from the periodic settlement of interest rate and foreign currency swaps.

   For the years ended December 31, 2001, the Company recognized other comprehensive income of $39 million relating to the effective portion of cash flow hedges. At December 31, 2001, the accumulated amount in other comprehensive income relating to cash flow hedges was $71 million. During the year ended December 31, 2001, $19 million of other comprehensive income was reclassified into net investment income primarily due to the SFAS No. 133 transition adjustment. During the next year, other comprehensive income of $17 million related to cash flow hedges is expected to be reclassified into net investment income. The reclassifications are recognized over the life of the hedged item.

   For the year ended December 31, 2001, the Company recognized net investment income of $24 million and net investment gains of $100 million from derivatives not designated as accounting hedges. The use of these non-speculative derivatives is permitted by the Department.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  Fair Value Information

   The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   Amounts related to the Company's financial instruments were as follows:

                                                                      Notional Carrying Estimated
December 31, 2001                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $110,601  $110,601
   Equity securities.................................................             3,027     3,027
   Mortgage loans on real estate.....................................            24,626    25,815
   Policy loans......................................................             7,894     7,894
   Short-term investments............................................             1,168     1,168
   Cash and cash equivalents.........................................             3,932     3,932
   Mortgage loan commitments.........................................   $532         --        (4)
Liabilities:
   Policyholder account balances.....................................            47,494    47,833
   Short-term debt...................................................               345       345
   Long-term debt....................................................             2,380     2,442
   Payable under securities loaned transactions......................            12,662    12,662
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................               276       276

                                                                      Notional Carrying Estimated
December 31, 2000                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $112,445  $112,445
   Equity securities.................................................             2,193     2,193
   Mortgage loans on real estate.....................................            21,951    22,847
   Policy loans......................................................             8,158     8,158
   Short-term investments............................................               930       930
   Cash and cash equivalents.........................................             3,419     3,419
   Mortgage loan commitments.........................................   $534         --        17
Liabilities:
   Policyholder account balances.....................................            43,196    42,958
   Short-term debt...................................................             1,085     1,085
   Long-term debt....................................................             3,406     3,306
   Payable under securities loaned transactions......................            12,301    12,301
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................               118       118

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  Fixed Maturities and Equity Securities

   The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  Mortgage Loans on Real Estate and Mortgage Loan Commitments

   Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

  Policy Loans

   The carrying values for policy loans approximate fair value.

  Cash and Cash Equivalents and Short-term Investments

   The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  Policyholder Account Balances

   The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

  Short-term and Long-term Debt, Payables Under Securities Loaned Transactions and Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   The fair values of short-term and long-term debt, payables under securities loaned transactions and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

  Derivative Instruments

   The fair value of derivative instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, floors, foreign exchange contracts, caps, exchange-traded options and written covered call options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

6.  Employee Benefit Plans

  Pension Benefit and Other Benefit Plans

   The Company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of Metropolitan Life and certain of its subsidiaries. Retirement benefits are based upon years of credited service and final average earnings history.

   The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                            December 31,
                                                   ------------------------------
                                                       Pension
                                                      Benefits     Other Benefits
                                                   --------------  --------------
                                                    2001    2000    2001    2000
                                                   ------  ------  ------  ------
                                                        (Dollars in millions)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year. $4,145  $3,737  $1,542  $1,483
   Service cost...................................    104      98      34      29
   Interest cost..................................    308     291     115     113
   Acquisitions and divestitures..................    (12)    107      --      37
   Actuarial losses...............................    169     176      66      59
   Curtailments and terminations..................    (49)     (3)      9       2
   Change in benefits.............................     29      (2)     --     (86)
   Benefits paid..................................   (268)   (259)    (97)    (95)
                                                   ------  ------  ------  ------
Projected benefit obligation at end of year.......  4,426   4,145   1,669   1,542
                                                   ------  ------  ------  ------
Change in plan assets:
Contract value of plan assets at beginning of year  4,619   4,726   1,318   1,199
   Actual return on plan assets...................   (201)     54     (49)    179
   Acquisitions and divestitures..................    (12)     79      --      --
   Employer and participant contributions.........     23      19       1       3
   Benefits paid..................................   (268)   (259)   (101)    (63)
                                                   ------  ------  ------  ------
Contract value of plan assets at end of year......  4,161   4,619   1,169   1,318
                                                   ------  ------  ------  ------
(Under) over funded...............................   (265)    474    (500)   (224)
Unrecognized net asset at transition..............     --     (31)     --      --
Unrecognized net actuarial losses (gains).........    693       2    (258)   (478)
Unrecognized prior service cost...................    116     109     (49)    (89)
                                                   ------  ------  ------  ------
Prepaid (accrued) benefit cost.................... $  544  $  554  $ (807) $ (791)
                                                   ======  ======  ======  ======
Qualified plan prepaid pension cost............... $  805  $  775
Non-qualified plan accrued pension cost...........   (323)   (263)
Unamortized prior service cost....................     16      14
Accumulated other comprehensive income............     46      28
                                                   ------  ------
Prepaid benefit cost.............................. $  544  $  554
                                                   ======  ======

   The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                                               Non-Qualified
                                                              Qualified Plans      Plans           Total
                                                             ----------------  ------------  ----------------
                                                              2001     2000    2001   2000    2001     2000
                                                             -------  -------  -----  -----  -------  -------
                                                                           (Dollars in millions)
Aggregate projected benefit obligation...................... $(4,006) $(3,775) $(420) $(370) $(4,426) $(4,145)
Aggregate contract value of plan assets (principally Company
  contracts)................................................   4,161    4,619     --     --    4,161    4,619
                                                             -------  -------  -----  -----  -------  -------
Over (under) funded......................................... $   155  $   844  $(420) $(370) $  (265) $   474
                                                             =======  =======  =====  =====  =======  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                               Pension Benefits   Other Benefits
                                             -------------------- ---------------
                                               2001       2000     2001    2000
                                             --------- ---------- ------- -------
Weighted average assumptions at December 31:
Discount rate............................... 6.9%-7.4% 6.9%-7.75% 6%-7.4% 6%-7.5%
Expected rate of return on plan assets......     8%-9%      8%-9%   6%-9%   6%-9%
Rate of compensation increase...............     4%-6%      4%-6%     N/A     N/A

   The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were as follows:

                                                 December 31,
                                      -----------------------------------
                                                   2001              2000
                                      ------------------------------ ----
       Pre-Medicare eligible benefits 9.5% down to 5% over 10 years  6.5%
       Medicare eligible benefits.... 11.5% down to 5% over 10 years   6%

   Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                        One Percent One Percent
                                                         Increase    Decrease
                                                        ----------- -----------
                                                         (Dollars in millions)
Effect on total of service and interest cost components    $ 15        $ 12
Effect on accumulated postretirement benefit obligation    $137        $114

   The components of periodic benefit costs were as follows:

                                         Pension Benefits     Other Benefits
                                       -------------------  -----------------
                                       2001   2000   1999   2001   2000  1999
                                       -----  -----  -----  -----  ----  ----
                                                (Dollars in millions)
 Service cost......................... $ 104  $  98  $ 100  $  34  $ 29  $ 28
 Interest cost........................   308    291    271    115   113   107
 Expected return on plan assets.......  (402)  (420)  (363)  (108)  (97)  (89)
 Amortization of prior actuarial gains    (2)   (19)    (6)   (27)  (22)  (11)
 Curtailment (credit) cost............    21     (3)   (17)     6     2    10
                                       -----  -----  -----  -----  ----  ----
 Net periodic benefit (credit) cost... $  29  $ (53) $ (15) $  20  $ 25  $ 45
                                       =====  =====  =====  =====  ====  ====

  Savings and Investment Plans

   The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $64 million, $65 million and $45 million for the years ended December 31, 2001, 2000 and 1999, respectively.

7.  Closed Block

   On the date of demutualization, Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES continues, and for appropriate adjustments in such scales if the experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings. Amounts reported for the period after demutualization are as of April 1, 2000 and for the period beginning on April 1, 2000 (the effect of transactions from April 1, 2000 through April 6, 2000 are not considered material).

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Closed block liabilities and assets designated to the closed block are as follows:

                                                                                             December 31,
                                                                                        ---------------------
                                                                                           2001       2000
                                                                                         -------     -------
                                                                                        (Dollars in millions)
CLOSED BLOCK LIABILITIES
Future policy benefits................................................................. $40,325     $39,415
Other policyholder funds...............................................................     321         278
Policyholder dividends payable.........................................................     757         740
Policyholder dividend obligation.......................................................     708         385
Payables under securities loaned transactions..........................................   3,350       3,268
Other..................................................................................      90          78
                                                                                         -------     -------
   Total closed block liabilities......................................................  45,551      44,164
                                                                                         -------     -------

ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
   Fixed maturities available-for-sale, at fair value (amortized cost: $25,761 and
     $25,657, respectively)............................................................  26,331      25,634
   Equity securities, at fair value (amortized cost: $240 and $52, respectively).......     282          54
   Mortgage loans on real estate.......................................................   6,358       5,801
   Policy loans........................................................................   3,898       3,826
   Short-term investments..............................................................     170         223
   Other invested assets (amortized cost: $137 and $250, respectively).................     159         248
                                                                                         -------     -------
       Total investments...............................................................  37,198      35,786
Cash and cash equivalents..............................................................   1,119         661
Accrued investment income..............................................................     550         557
Deferred income tax receivable.........................................................   1,060       1,234
Premiums and other receivables.........................................................     244         158
                                                                                         -------     -------
   Total assets designated to the closed block.........................................  40,171      38,396
                                                                                         -------     -------
Excess of closed block liabilities over assets designated to to the closed block.......   5,380       5,768
                                                                                         -------     -------
Amounts included in accumulated other comprehensive income:
   Net unrealized investment gains (losses), net of deferred income tax expense
     (benefit) of $219 and $(9), respectively..........................................     389         (14)
   Unrealized derivative gains, net of deferred income taxes of $9.....................      17          --
   Allocated to policyholder dividend obligation, net of deferred income taxes of $255
     and $143, respectively............................................................    (453)       (242)
                                                                                         -------     -------
                                                                                            (47)       (256)
                                                                                         -------     -------
Maximum future earnings to be recognized from closed block assets and liabilities...... $ 5,333     $ 5,512
                                                                                         =======     =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding the policyholder dividend obligation is as follows:

                                                                                               For the Period
                                                                                    For the    April 7, 2000
                                                                                   Year Ended     through
                                                                                  December 31,  December 31,
                                                                                      2001          2000
                                                                                  ------------ --------------
                                                                                     (Dollars in millions)
Balance at beginning of period (1)...............................................    $ 385          $ --
Change in policyholder dividend obligation before allocable net investment losses      159            85
Net investment losses............................................................     (159)          (85)
Change in unrealized investment and derivative gains.............................      323           385
                                                                                     -----          ----
Balance at end of period.........................................................    $ 708          $385
                                                                                     =====          ====

--------
(1) For the period ended at December 31, 2000, the beginning of the period is April 7, 2000. See Note 1 "Summary of Significant Accounting
    Policies--Demutualization."

   Closed block revenues and expenses were as follows:

                                                                                         For the Period
                                                                                         April 7, 2000
                                                                      For the Year Ended    through
                                                                         December 31,     December 31,
                                                                             2001             2000
                                                                      ------------------ --------------
                                                                            (Dollars in millions)
REVENUES
Premiums.............................................................       $3,658           $2,900
Net investment income................................................        2,711            1,949
Net investment losses (net of amounts allocable to the policyholder
  dividend obligation of $(159) and $(85), respectively).............          (20)            (150)
                                                                            ------           ------
   Total revenues....................................................        6,349            4,699
                                                                            ------           ------
EXPENSES
Policyholder benefits and claims.....................................        3,862            2,874
Policyholder dividends...............................................        1,544            1,132
Change in policyholder dividend obligation (excludes amounts directly
  related to net investment losses of $(159) and $(85), respectively)          159               85
Other expenses.......................................................          508              425
                                                                            ------           ------
   Total expenses....................................................        6,073            4,516
                                                                            ------           ------
Revenues net of expenses before income taxes.........................          276              183
Income taxes.........................................................           97               67
                                                                            ------           ------
Revenues net of expenses and income taxes............................       $  179           $  116
                                                                            ======           ======

   The change in maximum future earnings of the closed block was as follows:

                                                       For the Period
                                                       April 7, 2000
                                    For the Year Ended    through
                                       December 31,     December 31,
                                           2001             2000
                                    ------------------ --------------
                                          (Dollars in millions)
           Beginning of period.....       $5,512           $5,628
           End of period...........        5,333            5,512
                                          ------           ------
           Change during the period       $ (179)          $ (116)
                                          ======           ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of reorganization. The Company also charges the closed block for expenses of maintaining the policies included in the closed block.

   Many of the derivative instrument strategies used by the Company are also used for the closed block. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in $11 million of other comprehensive income, net of income taxes of $6 million. For the year ended December 31, 2001, the closed block recognized net investment gains of $5 million primarily relating to non-speculative derivative uses that are permitted by the Department but that have not met the requirements of SFAS 133 to qualify for hedge accounting. Excluding the adoption adjustment, the changes in other comprehensive income were $6 million, net of taxes of $3 million, for the year ended December 31, 2001.

8.  Separate Accounts

   Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $48,912 million and $53,656 million at December 31, 2001 and 2000, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $13,802 million and $16,594 million at December 31, 2001 and 2000, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

   Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $564 million, $667 million and $485 million for the years ended December 31, 2001, 2000 and 1999, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rates credited on these contracts were 7.0% and 6.9% at December 31, 2001 and 2000, respectively. The assets that support these liabilities were comprised of $11,888 million and $15,708 million in fixed maturities at December 31, 2001 and 2000, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, these investment products carry a graded surrender charge as well as a market value adjustment.

9.  Debt

   Debt consisted of the following:

                                                                                          December 31,
                                                                                      ---------------------
                                                                                       2001       2000
                                                                                      ------     ------
                                                                                      (Dollars in millions)
Surplus notes, interest rates ranging from 6.30% to 7.80%, maturity dates ranging
  from 2003 to 2025.................................................................. $1,630     $1,630
Capital note, interest rate of 8% due 2005...........................................     --      1,006
Investment-related exchangeable debt, interest rate of 4.90% due 2002................    195        271
Fixed rate notes, interest rates ranging from 3.47% to 12.00%, maturity dates ranging
  from 2002 to 2019..................................................................     87        316
Senior notes, interest rates ranging from 6.75% to 7.25%, maturity dates ranging from
  2006 to 2011.......................................................................    298         98
Capital lease obligations............................................................     23         42
Other notes with varying interest rates..............................................    147         43
                                                                                      ------     ------
Total long-term debt.................................................................  2,380      3,406
Total short-term debt................................................................    345      1,085
                                                                                      ------     ------
   Total............................................................................. $2,725     $4,491
                                                                                      ======     ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Metropolitan Life and certain of its subsidiaries maintain committed and unsecured credit facilities aggregating $2,250 million (five-year facility of $1,000 million expiring in April 2003 and a 364-day facility of $1,250 million expiring in April of 2002). If these facilities are drawn upon, they would bear interest at rates stated in the agreements. The facilities can be used for general corporate purposes and also provide backup for the Company's commercial paper program. At December 31, 2001, there were no outstanding borrowings under either of the facilities. At December 31, 2001, $72 million in letters of credit from various banks were outstanding between Metropolitan Life and certain of its subsidiaries.

   Reinsurance Group of America, Incorporated ("RGA"), a subsidiary of the Company, maintains committed and unsecured credit facilities aggregating $180 million (one facility of $140 million, one facility of $18 million and one facility of $22 million all expiring in 2005). At December 31, 2001 RGA had drawn approximately $24 million under these facilities at interest rates ranging from 4.40% to 4.97%. At December 31, 2001 $376 million in letters of credit from various banks were outstanding between the subsidiaries of RGA.

   Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile. Subject to the prior approval of the Superintendent, the $300 million 7.45% surplus notes due 2023 may be redeemed, in whole or in part, at the election of Metropolitan Life at any time on or after November 1, 2003.

   In 2001, the Company retired a $1,006 million long-term debt capital note payable to the Holding Company.

   The issue of investment-related exchangeable debt is payable in cash or by delivery of an underlying security owned by the Company. The amount of the debt payable at maturity is greater than the principal of the debt if the market value of the underlying security appreciates above certain levels at the date of debt repayment as compared to the market value of the underlying security at the date of debt issuance. At December 31, 2001, the underlying security pledged as collateral had a market value of $240 million.

   The aggregate maturities of long-term debt for the Company are $208 million in 2002, $441 million in 2003, $27 million in 2004, $272 million in 2005, $110 million in 2006 and $1,322 million thereafter.

   Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 2.1% and 6.6% and a weighted average maturity of 87 days and 44 days at December 31, 2001 and 2000, respectively. The Company also has other secured borrowings with a weighted average coupon rate of 7.25% and a weighted average maturity of 30 days at December 31, 2001.

   Interest expense related to the Company's indebtedness included in other expenses was $313 million, $417 million and $358 million for the years ended December 31, 2001, 2000 and 1999, respectively.

10.  Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $118 million, net of unamortized discount of $7 million at December 31, 2001 and 2000. Interest expense on these instruments is included in other expenses and was $11 million for both the years ended December 31, 2001 and 2000, respectively.

   RGA Capital Trust I. In December 2001, a subsidiary of the Company, RGA, through its wholly-owned trust RGA Capital Trust I (the "Trust") issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discounted (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding at December 31, 2001 were $158 million, net of unamortized discount of $67 million.

11.  Commitments and Contingencies

  Litigation

  Sales Practices Claims

   Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American Life Insurance Company ("General American") have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

   In December 1999, the United States District Court for the Western District of Pennsylvania approved a class action settlement resolving litigation against Metropolitan Life involving certain alleged sales practices claims. The settlement class includes most of the owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates. Implementation of the settlement is substantially completed.

   Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. The New England Mutual case, approved by the United States District Court for the District of Massachusetts in October 2000, involves approximately 600,000 life insurance policies sold during the period January 1, 1983 through August 31, 1996. Implementation of the New England Mutual class action settlement is substantially completed. The General American case, approved by the United States District Court for the Eastern District of Missouri, and affirmed by the appellate court in October 2001, involves approximately 250,000 life insurance policies sold during the period January 1, 1982 through December 31, 1996. A petition for writ of certiorari to the United States Supreme Court has been filed by objectors to the settlement. Implementation of the General American class action settlement is proceeding.

   Metropolitan Life expects that the total cost of its class action settlement will be approximately $957 million. It is expected that the total cost of the New England Mutual class action settlement will be approximately $160 million. General American expects that the total cost of its class action settlement will be approximately $68 million.

   Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. As of December 31, 2001, there are approximately 420 sales practices lawsuits pending against Metropolitan Life, approximately 40 sales practices lawsuits pending against New England Mutual and approximately 40 sales practices lawsuits pending against General American. Metropolitan Life, New England Mutual and General American continue to vigorously defend themselves against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending. In October 2001, the United States District Court for the Southern District of New York approved the settlement of a class action alleging improper sales abroad that was brought against Metropolitan Life, Metropolitan Insurance and Annuity Company, Metropolitan Tower Life Insurance Company and various individual defendants. No appeal was filed and the settlement is being implemented.

   The Company believes adequate provision has been made in its consolidated financial statements for all reasonably probable and estimable losses for sales practices claims against Metropolitan Life, New England Mutual and General American.

   During 1998, Metropolitan Life purchased excess of loss reinsurance agreements to provide reinsurance with respect to sales practices claims made on or prior to December 31, 1999 and for certain mortality losses in 1999. The premium for the excess of loss reinsurance agreements was $529 million. These reinsurance agreements had a maximum aggregate limit of $650 million, with a maximum sublimit of $550 million for losses for sales practices claims. The coverage was in excess of an aggregate self-insured retention of $385 million with respect to sales practices claims and $506 million, plus the Company's statutory policy reserves released upon the death of insureds, with respect to life mortality losses. The excess of loss reinsurance agreements were amended in 2000 to transfer mortality risks under the Metropolitan Life class action settlement agreement. Recoveries have been made under the reinsurance agreements for the sales practices claims. Although there is no assurance that other reinsurance claim submissions will be paid, the Company believes payment is likely to occur. The Company accounts for the aggregate excess of loss reinsurance agreements as reinsurance; however, if deposit accounting were applied, the effect on the Company's consolidated financial statements in 2001, 2000 and 1999 would not be significant.

   Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England Mutual's or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  Asbestos-Related Claims

   Metropolitan Life is also a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and alleging that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect of these claims, most of the cases have been resolved by settlements. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate. The number of such cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table sets forth the total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years:

                                                          At or for the Years Ended
                                                                December 31,
                                                          -------------------------
                                                            2001     2000    1999
                                                          -------  -------  -------
Asbestos personal injury claims at year end (approximate)  89,000   73,000   60,000
Number of new claims during year (approximate)...........  59,500   54,500   35,500
Settlement payments during year (dollars in millions)(1). $  90.7  $  71.1  $ 113.3

--------
(1) Settlement payments represent payments made during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   Prior to the fourth quarter of 1998, Metropolitan Life established a liability for asbestos-related claims based on settlement costs for claims that Metropolitan Life had settled, estimates of settlement costs for claims pending against Metropolitan Life and an estimate of settlement costs for unasserted claims. The amount for unasserted claims was based on management's estimate of unasserted claims that would be probable of assertion. A liability is not established for claims which management believes are only reasonably possible of assertion. Based on this process, the accrual for asbestos-related claims at December 31, 1997 was $386 million. Potential liabilities for asbestos-related claims are not easily quantified, due to the nature of the allegations against Metropolitan Life, which are not related to the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products, adding to the uncertainty as to the number of claims that may be brought against Metropolitan Life.

   During 1998, Metropolitan Life decided to pursue the purchase of excess insurance to limit its exposure to asbestos-related claims noted above. In connection with the negotiations with the casualty insurers to obtain this insurance, Metropolitan Life obtained information that caused management to reassess the accruals for asbestos-related claims. This information included:

    . Information from the insurers regarding the asbestos-related claims experience of other insureds, which indicated that the number of claims that were probable of assertion against Metropolitan Life in the future was significantly greater than it had assumed in its accruals. The number of claims brought against Metropolitan Life is generally a reflection of the number of asbestos-related claims brought against asbestos defendants generally and the percentage of those claims in which Metropolitan Life is included as a defendant. The information provided to Metropolitan Life relating to other insureds indicated that Metropolitan Life had been included as a defendant for a significant percentage of total asbestos-related claims and that it may be included in a larger percentage of claims in the future, because of greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers and because of the bankruptcy and reorganization or the exhaustion of insurance coverage of other asbestos defendants; and that, although volatile, there was an upward trend in the number of total claims brought against asbestos defendants.

    . Information derived from actuarial calculations Metropolitan Life made in the fourth quarter of 1998 in connection with these negotiations, which helped to frame, define and quantify this liability. These calculations were made using, among other things, current information regarding Metropolitan Life's claims and settlement experience (which reflected Metropolitan Life's decision to resolve an increased number of these claims by settlement), recent and historic claims and settlement experience of selected other companies and information obtained from the insurers.

   Based on this information, Metropolitan Life concluded that certain claims that previously were considered as only reasonably possible of assertion were probable of assertion, increasing the number of assumed claims to approximately three times the number assumed in prior periods. As a result of this reassessment, Metropolitan Life increased its liability for asbestos-related claims to $1,278 million at December 31, 1998.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. As a result of the excess insurance policies, $878 million was recorded as a recoverable at December 31, 2001, 2000 and 1999. Although amounts paid in any given year that are recoverable under the policies will be reflected as a reduction in the Company's operating cash flows for that year, management believes that the payments will not have a material adverse effect on the Company's liquidity. Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to the Company at the commutation date if experience under the policy to such date has been favorable, or pro rata reductions from time to time in the loss reimbursements to the Company if the cumulative return on the reference fund is less than the return specified in the experience fund. It is likely that a claim will be made under the excess insurance policies in 2003 for a portion of the amounts paid with respect to asbestos litigation in 2002. If at some point in the future, the Company believes the liability for probable and estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be deferred and amortized into income over the estimated remaining settlement period of the insurance policies.

   The Company believes adequate provision has been made in its consolidated financial statements for all reasonably probable and estimable losses for asbestos-related claims. Estimates of the Company's asbestos exposure are very difficult to predict due to the limitations of available data and the substantial difficulty of predicting with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims and the impact of any possible future adverse verdicts and their amounts. Recent bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may be resulting in an increase in the number of claims and the cost of resolving claims, as well as the number of trials and possible verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of such recent bankruptcies by certain other defendants. Metropolitan Life is studying its recent claims experience, published literature regarding asbestos claims experience in the United States and numerous variables that can affect its asbestos liability exposure, including the recent bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the previously recorded asbestos liability. It is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

  Property and Casualty Actions

   A purported class action suit involving policyholders in four states was filed in a Rhode Island state court against a Metropolitan Life subsidiary, Metropolitan Property and Casualty Insurance Company, with respect to claims by policyholders for the alleged diminished value of automobiles after accident-related repairs. After the court denied plaintiffs' motion for class certification, the plaintiffs dismissed the lawsuit with prejudice. Similar "diminished value" purported class action suits have been filed in Texas and Tennessee against Metropolitan Property and Casualty Insurance Company; a Texas trial court recently denied plaintiffs' motion for class certification and a hearing on plaintiffs' motion in Tennessee for class certification is to be scheduled. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company's subsidiary, Metropolitan Casualty Insurance Company, in Florida. The complaint alleges breach of contract and unfair trade practices with respect to allowing the use of parts not made by the original manufacturer to repair damaged automobiles. Discovery is ongoing and a motion for class certification is pending. A two-plaintiff individual lawsuit brought in Alabama alleges that Metropolitan Property and Casualty Insurance Company and CCC, a valuation company, violated state law by failing to pay the proper valuation amount for a total loss. Total loss valuation methods also are the subject of national class actions involving other insurance companies. A Pennsylvania state court purported class action lawsuit filed in August 2001 alleges that

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Metropolitan Property and Casualty Insurance Company improperly took depreciation on partial homeowner losses where the insured replaced the covered item. In addition, in Florida, Metropolitan Property and Casualty Insurance Company has been named in a class action alleging that it improperly established preferred provider organizations (hereinafter "PPO"). Other insurers have been named in both the Pennsylvania and the PPO cases. Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company are vigorously defending themselves against these lawsuits.

  Demutualization Actions

   Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions name as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the New York Superintendent of Insurance and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Five purported class actions pending in the Supreme Court of the State of New York for New York County have been consolidated within the commercial part. Metropolitan Life has moved to dismiss these consolidated cases on a variety of grounds. In addition, there remains a separate purported class action in New York state court in New York County that Metropolitan Life also has moved to dismiss. Another purported class action in New York state court in Kings County has been voluntarily held in abeyance by plaintiffs. The plaintiffs in the state court class actions seek injunctive, declaratory and compensatory relief, as well as an accounting and, in some instances, punitive damages. Some of the plaintiffs in the above described actions also have brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the New York Superintendent of Insurance that approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. This case also is being held in abeyance by plaintiffs. Another purported class action is pending in the Supreme Court of the State of New York for New York County and has been brought on behalf of a purported class of beneficiaries of Metropolitan Life annuities purchased to fund structured settlements claiming that the class members should have received common stock or cash in connection with the demutualization. Metropolitan Life has moved to dismiss this case on a variety of grounds. Three purported class actions were filed in the United States District Court for the Eastern District of New York claiming violation of the Securities Act of 1933. The plaintiffs in these actions, which have been consolidated, claim that the Policyholder Information Booklets relating to the plan failed to disclose certain material facts and seek rescission and compensatory damages. Metropolitan Life's motion to dismiss these three cases was denied on July 23, 2001. A purported class action also was filed in the United States District Court for the Southern District of New York seeking damages from Metropolitan Life and the Holding Company for alleged violations of various provisions of the Constitution of the United States in connection with the plan of reorganization. On July 9, 2001, pursuant to a motion to dismiss filed by Metropolitan Life, this case was dismissed by the District Court. Plaintiffs have appealed to the United States Court of Appeals for the Second Circuit. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

   In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

  Race-Conscious Underwriting Claims

   Insurance Departments in a number of states initiated inquiries in 2000 about possible race-conscious underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in their respective states, including Metropolitan Life and certain of its subsidiaries. The New York Insurance Department has commenced examinations of certain domestic life insurance companies, including Metropolitan Life, concerning

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES possible past race-conscious underwriting practices. Metropolitan Life is cooperating fully with that inquiry, which is ongoing. Four purported class action lawsuits filed against Metropolitan Life in 2000 and 2001 alleging racial discrimination in the marketing, sale, and administration of life insurance policies have been consolidated in the United States District Court for the Southern District of New York. The plaintiffs seek unspecified monetary damages, punitive damages, reformation, imposition of a constructive trust, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices and adjust policy values, and other relief. At the outset of discovery, Metropolitan Life moved for summary judgment on statute of limitations grounds. On June 27, 2001, the District Court denied that motion, citing, among other things, ongoing discovery on relevant subjects. The ruling does not prevent Metropolitan Life from continuing to pursue a statute of limitations defense. Plaintiffs have moved for certification of a class consisting of all non-Caucasian policyholders purportedly harmed by the practices alleged in the complaint. Metropolitan Life has opposed the class certification motion. Metropolitan Life has been involved in settlement discussions to resolve the regulatory examinations and the actions pending in the United States District Court for the Southern District of New York. In that connection, Metropolitan Life has recorded a $250 million pre-tax charge in the fourth quarter of 2001 as probable and estimable costs associated with the anticipated resolution of these matters.

   In the fall of 2001, 12 lawsuits were filed against Metropolitan Life on behalf of approximately 109 non-Caucasian plaintiffs in their individual capacities in state court in Tennessee. The complaints allege under state common law theories that Metropolitan Life discriminated against non-Caucasians in the sale, formation and administration of life insurance policies. The plaintiffs have stipulated that they do not seek and will not accept more than $74,000 per person if they prevail on their claims. Early in 2002, two individual actions were filed against Metropolitan Life in federal court in Alabama alleging both federal and state law claims of racial discrimination in connection with the sale of life insurance policies issued. Metropolitan Life is contesting vigorously plaintiffs' claims in the Tennessee and Alabama actions.

  Other

   In March 2001, a putative class action was filed against Metropolitan Life in the United States District Court for the Southern District of New York alleging gender discrimination and retaliation in the MetLife Financial Services unit of the Individual segment. The plaintiffs seek unspecified compensatory damages, punitive damages, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices, an order restoring class members to their rightful positions (or appropriate compensation in lieu thereof), and other relief. Metropolitan Life is vigorously defending itself against these allegations.

   A lawsuit has been filed against Metropolitan Life in Ontario, Canada by Clarica Life Insurance Company regarding the sale of the majority of Metropolitan Life's Canadian operation to Clarica in 1998. Clarica alleges that Metropolitan Life breached certain representations and warranties contained in the sale agreement, that Metropolitan Life made misrepresentations upon which Clarica relied during the negotiations and that Metropolitan Life was negligent in the performance of certain of its obligations and duties under the sale agreement. Metropolitan Life is vigorously defending itself against this lawsuit.

   General American has received and responded to subpoenas for documents and other information from the office of the U.S. Attorney for the Eastern District of Missouri with respect to certain administrative services provided by its former Medicare Unit during the period January 1, 1988 through December 31, 1998, which services ended and which unit was disbanded prior to Metropolitan Life's acquisition of General American. The subpoenas were issued as part of the Government's criminal investigation alleging that General American's former Medicare Unit engaged in improper billing and claims payment practices. The Government is also conducting a civil investigation under the federal False Claims Act. General American is cooperating fully with the Government's investigations.

   Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   The Company has recorded, in other expenses, charges of $250 million, $15 million and $499 million for the years ended December 31, 2001, 2000 and 1999, respectively. The charge in 2001 relates to race-conscious underwriting and the charges in 2000 and 1999 relate to sales practice claims. The charge in 1999 was principally related to the settlement of the multi-district litigation proceeding involving alleged improper sales practices, accruals for sales practices claims not covered by the settlement and other legal costs.

  Summary

   It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular quarterly or annual periods.

  Leases

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                      Gross
                                                     Rental Sublease  Rental
                                                     Income  Income  Payments
                                                     ------ -------- --------
                                                      (Dollars in millions)
   2002............................................. $  759   $11      $129
   2003.............................................    650    11       112
   2004.............................................    594    10        91
   2005.............................................    521    10        75
   2006.............................................    439    10        59
   Thereafter.......................................  1,669    16       134

  Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,898 million and $1,311 million at December 31, 2001 and 2000, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

12.  Acquisitions and Dispositions

  Dispositions

   In December 2001, the Company completed its sale of MIAC to the Holding Company. The amount received in excess of book value was recorded as a capital contribution from the Holding Company. Total assets and total liabilities

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES of MIAC at the date of sale were $6,240 million and $5,219 million, respectively. Total revenues of MIAC included in the consolidated statements of income were $391 million, $509 million and $494 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   On July 2, 2001, the Company completed its sale of Conning Corporation ("Conning"), an affiliate acquired in the acquisition of GenAmerica Financial Corporation ("GenAmerica"). Conning specializes in asset management for insurance company investment portfolios and investment research. The Company received $108 million in the transaction and reported a gain of approximately $16 million, net of income taxes of $9 million, in the third quarter of 2001.

   During the fourth quarter of 2000, the Company completed the sale of its 48% ownership interest in its affiliates, Nvest, L.P. and Nvest Companies L.P. This transaction resulted in an investment gain of $663 million.

  Acquisitions

   On January 6, 2000, Metropolitan Life completed its acquisition of GenAmerica for $1.2 billion. As part of the GenAmerica acquisition, General American Life Insurance Company paid Metropolitan Life a fee of $120 million in connection with the assumption of certain funding agreements. The fee was considered part of the purchase price of GenAmerica. GenAmerica is a holding company which included General American Life Insurance Company, approximately 49% of the outstanding shares of RGA common stock and 61.0% of the outstanding shares of Conning common stock. Metropolitan Life owned 9% of the outstanding shares of RGA common stock prior to the completion of the GenAmerica acquisition. At December 31, 2001 Metropolitan Life's ownership percentage of the outstanding shares of RGA common stock was approximately 58%. On January 30, 2002, MetLife, Inc. and its affiliated companies announced their intention to purchase up to an additional $125 million of RGA's outstanding common stock, over an unspecified period of time. These purchases are intended to offset potential future dilution of the Company's holding of RGA's common stock arising from the issuance by RGA of company-obligated mandatorily redeemable securities of a subsidiary trust on December 10, 2001.

   In April 2000, Metropolitan Life acquired the outstanding shares of Conning common stock not already owned by Metropolitan Life for $73 million. The shares of Conning were subsequently sold in their entirety in July 2001.

   The Company's total revenues and net income for the year ended December 31, 1999 on both a historical and pro forma basis as if the acquisition of GenAmerica had occurred on January 1, 1999 were as follows:

                                                    Total Revenues Net Income
                                                    -------------- ----------
                                                      (Dollars in millions)
  Historical.......................................    $25,128        $617
  Pro forma (unaudited)............................    $28,973        $403

   The pro forma results include adjustments to give effect to the amortization of discounts on fixed maturities, goodwill and value of business acquired, adjustments to liabilities for future policy benefits, and certain other adjustments, together with related income tax effects. The pro forma information is not necessarily indicative of the results that would have occurred had the purchase been made on January 1, 1999 or the future results of the combined operations.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  Business Realignment Initiatives

   During the fourth quarter of 2001, the Company implemented several business realignment initiatives, which resulted from a strategic review of operations and an ongoing commitment to reduce expenses. The impact of these actions on a segment basis are as follows:

                                                    For the year ended
                                                     December 31, 2001
                                                   ---------------------
                                                                Net of
                                                   Amount     Income Tax
                                                   ------     ----------
                                                   (Dollars in millions)
           Institutional..........................  $399         $267
           Individual.............................    97           61
           Auto & Home............................     3            2
                                                    ----         ----
              Total...............................  $499         $330
                                                    ====         ====

   Institutional The charges to this segment include costs associated with exiting a business, including the write-off of goodwill, severance, severance-related expenses, and facility consolidation costs. These expenses are the result of the discontinuance of certain 401(k) recordkeeping services and externally-managed guaranteed index separate accounts. These initiatives will result in the elimination of approximately 450 positions. These actions resulted in charges to policyholder benefits and claims and other expenses of $215 million and $184 million, respectively.

   Individual The charges to this segment include facility consolidation costs, severance and severance-related expenses, which predominately stem from the elimination of approximately 560 non-sales positions and 190 operations and technology positions supporting this segment. The costs were recorded in other expenses.

   Auto & Home The charges to this segment include severance and severance-related costs associated with the elimination of approximately 200 positions. The costs were recorded in other expenses.

   Although many of the underlying business initiatives were completed in 2001, a portion of the activity will continue into 2002. The liability as of December 31, 2001 was $295 million.

14.  Income Taxes

   The provision for income taxes was as follows:

                                                       Years ended
                                                      December 31 ,
                                                  ---------------------
                                                   2001     2000  1999
                                                  ----     -----  ----
                                                  (Dollars in millions)
          Current:
             Federal............................. $(22)    $(131) $608
             State and local.....................   (4)       34    24
             Foreign.............................   15         5     4
                                                   ----    -----  ----
                                                   (11)      (92)  636
                                                   ----    -----  ----
          Deferred:
             Federal.............................  814       555   (78)
             State and local.....................   32         8     2
             Foreign.............................    1         6    (2)
                                                   ----    -----  ----
                                                   847       569   (78)
                                                   ----    -----  ----
          Provision for income taxes............. $836     $ 477  $558
                                                   ====    =====  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                                          Years ended
                                                         December 31,
                                                     ---------------------
                                                     2001      2000  1999
                                                     ----     -----  ----
                                                     (Dollars in millions)
        Tax provision at U.S. statutory rate........ $813     $ 499  $411
        Tax effect of:
           Tax exempt investment income.............  (82)      (52)  (39)
           Surplus tax..............................   --      (145)  125
           State and local income taxes.............   32        30    18
           Prior year taxes.........................   36       (37)  (31)
           Demutualization costs....................   --        21    56
           Payment to former Canadian policyholders.   --       114    --
           Sales of businesses......................    5        31    --
           Other, net...............................   32        16    18
                                                     ----     -----  ----
        Provision for income taxes.................. $836     $ 477  $558
                                                     ====     =====  ====

   Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                         December 31,
                                                     ---------------------
                                                        2001        2000
                                                      -------      ------
                                                     (Dollars in millions)
        Deferred income tax assets:
           Policyholder liabilities and receivables. $ 3,033      $3,034
           Net operating losses.....................     318         258
           Employee benefits........................     123         167
           Litigation related.......................     279         232
           Other....................................     438         350
                                                      -------      ------
                                                       4,191       4,041
           Less: Valuation allowance................     114          78
                                                      -------      ------
                                                       4,077       3,963
                                                      -------      ------
        Deferred income tax liabilities:
           Investments..............................   2,053       1,329
           Deferred policy acquisition costs........   2,756       2,713
           Net unrealized investment gains..........   1,037         626
           Other....................................     124          37
                                                      -------      ------
                                                       5,970       4,705
                                                      -------      ------
        Net deferred income tax liability........... $(1,893)     $ (742)
                                                      =======      ======

   Domestic net operating loss carryforwards amount to $481 million at December 31, 2001 and expire in 2021. Foreign net operating loss carryforwards amount to $401 million at December 31, 2001 and were generated in various foreign countries with expiration periods of five years to infinity.

   The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   The Internal Revenue Service has audited the Company for the years through and including 1996. The Company is being audited for the years 1997, 1998 and 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

15.  Reinsurance

   The Company's life insurance operations participate in reinsurance in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. Risks in excess of $25 million on single survivorship policies and $30 million on joint survivorship policies are 100 percent coinsured. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. In addition, the Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

   The Company is engaged in life reinsurance whereby it indemnifies other insurance companies for all or a portion of the insurance risk underwritten by the ceding companies.

   See Note 11 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

   The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                Years ended December 31,
                                               -------------------------
                                                2001     2000     1999
                                               -------  -------  -------
                                                 (Dollars in millions)
      Direct premiums......................... $16,257  $15,661  $13,249
      Reinsurance assumed.....................   2,786    2,858      484
      Reinsurance ceded.......................  (2,020)  (2,256)  (1,645)
                                               -------  -------  -------
      Net premiums............................ $17,023  $16,263  $12,088
                                               =======  =======  =======
         Reinsurance recoveries netted
           against policyholder benefits...... $ 1,816  $ 1,934  $ 1,626
                                               =======  =======  =======

   Reinsurance recoverables, included in premiums and other receivables, were $3,260 million and $3,304 million at December 31, 2001 and 2000, respectively, including $1,356 million and $1,359 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $286 million and $225 million at December 31, 2001 and 2000, respectively.

   Premiums and other receivables includes reinsurance receivables due from Exeter Reassurance Company, Limited, a related party, of $644 million and $470 million at December 31, 2001 and 2000, respectively. Other policyholder funds includes reinsurance assumed from MIAC, a related party, of $778 million at December 31, 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                                                                   Years ended December 31,
                                                                                  -------------------------
                                                                                   2001     2000     1999
                                                                                  -------  -------  -------
                                                                                    (Dollars in millions)
Balance at January 1............................................................. $ 4,185  $ 3,789  $ 3,320
   Reinsurance recoverables......................................................    (413)    (415)    (382)
                                                                                  -------  -------  -------
Net balance at January 1.........................................................   3,772    3,374    2,938
                                                                                  -------  -------  -------
Acquisition of business..........................................................      --        2      204
                                                                                  -------  -------  -------
Incurred related to:
   Current year..................................................................   4,213    3,766    3,129
   Prior years...................................................................     (34)    (111)     (16)
                                                                                  -------  -------  -------
                                                                                    4,179    3,655    3,113
                                                                                  -------  -------  -------
Paid related to:
   Current year..................................................................  (2,567)  (2,237)  (2,012)
   Prior years...................................................................  (1,239)  (1,022)    (869)
                                                                                  -------  -------  -------
                                                                                   (3,806)  (3,259)  (2,881)
                                                                                  -------  -------  -------
Net Balance at December 31.......................................................   4,145    3,772    3,374
   Add: Reinsurance recoverables.................................................     423      413      415
                                                                                  -------  -------  -------
Balance at December 31........................................................... $ 4,568  $ 4,185  $ 3,789
                                                                                  =======  =======  =======

16.  Other Expenses

    Other expenses were comprised of the following:

                                                                                    Years Ended December 31,
                                                                                   -------------------------
                                                                                    2001     2000     1999
                                                                                   -------  -------  -------
                                                                                     (Dollars in millions)
Compensation...................................................................... $ 2,447  $ 2,712  $ 2,590
Commissions.......................................................................   1,649    1,638      872
Interest and debt issue costs.....................................................     312      436      405
Amortization of policy acquisition costs (excludes amortization of $21, $(95), and
  $(46), respectively, related to realized investment losses).....................   1,434    1,472      930
Capitalization of policy acquisition costs........................................  (2,018)  (1,805)  (1,160)
Rent, net of sublease income......................................................     280      230      172
Minority interest.................................................................      57      115       55
Other.............................................................................   3,303    3,133    2,598
                                                                                   -------  -------  -------
   Total other expenses........................................................... $ 7,464  $ 7,931  $ 6,462
                                                                                   =======  =======  =======

17.  Stockholder's Equity

  Dividend Restrictions

   Under the New York Insurance Law, Metropolitan Life is permitted without prior insurance regulatory clearance to pay a stockholder dividend to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a stockholder dividend to the Holding Company in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution. Under the New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. For the year ended December 31, 2001, Metropolitan Life paid the Holding Company $721 million in dividends for which prior insurance regulatory clearance was not required and $3,033 million in special dividends, as approved by the Superintendent. Of the total dividend paid, $1,894 million (retained earnings from date of demutualization through the month the dividend was paid) was charged to retained earnings and $1,860 million was charged to additional paid-in-capital. For the year ended December 31, 2000, Metropolitan Life paid to the Holding Company $762 million in dividends for which prior insurance regulatory clearance was not required. At December 31, 2001, Metropolitan Life could pay the Holding Company a dividend of $546 million without prior approval of the Superintendent.

  Stock Compensation Plans

   Under the MetLife, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"), awards granted may be in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. Under the MetLife, Inc. 2000 Directors Stock Plan, (the "Directors Stock Plan") awards granted may be in the form of stock awards or non-qualified stock options or a combination of the foregoing to outside Directors of the Company. The aggregate number of shares of MetLife common stock that may be awarded under the Stock Incentive Plan is subject to a maximum limit of 37,823,333 shares for the duration of the plan. The Directors Stock Plan has a maximum limit of 500,000 share awards.

   All options granted have an exercise price equal to the fair market value price of MetLife's common stock on the date of grant, and an option's maximum term is ten years. Certain options under the Stock Incentive Plan become exercisable over a three-year period commencing with date of grant, while other options become exercisable three years after the date of grant. Options issued under the Directors Stock Plan are exercisable at any time after April 7, 2002.

   The Company applies APB 25 and related interpretations in accounting for its stock-based compensation plans. Accordingly, in the measurement of compensation expense, the Company utilizes the excess of market price over exercise price on the first date that both the number of shares and award price are known. For the year ended December 31, 2001, compensation expense for non-employees related to MetLife's Stock Incentive Plan and Directors Stock Plan was $1 million, which was recorded by the Company.

   Had compensation cost for the MetLife, Inc. Stock Incentive Plan and Directors Stock Plan been determined based on fair value at the grant date for awards under those plans consistent with the method of SFAS No. 123, the Company's net income for the year ended December 31, 2001 would have been reduced to a pro forma amount of $1,468 million.

   The pro forma net income is not necessarily representative of the effects on net income in future years. The pro forma net income includes the Company's ownership share of compensation costs related to RGA's incentive stock plan determined in accordance with SFAS 123.

   The fair value of each option grant is estimated on the date of the grant using the Black-Scholes options-pricing model with the following weighted average assumptions used for grants in 2001: dividend yield of 0.68%, expected price variability of 31.60%, risk-free interest rate of 5.72% and expected duration ranging from 4 to 6 years.

  Statutory Equity and Income

   Applicable insurance department regulations require that the insurance subsidiaries prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, and valuing securities on a different basis. In addition, New York State Statutory Accounting Practices do not provide for deferred income taxes. Statutory net income of Metropolitan Life, as filed with the Department, was $2,782 million, $1,027 million and $789 million for the years ended December 31, 2001, 2000 and 1999, respectively; statutory capital and surplus, as filed, was $5,358 million and $7,213 million at December 31, 2001 and 2000, respectively.

                                                                    December 31,
                                                             ---------------------
                                                                2001       2000
                                                              -------     -------
                                                             (Dollars in millions)
Statutory capital and surplus of insurance subsidiaries..... $ 5,358     $ 7,213
GAAP adjustments for:
   Future policy benefits and policyholder account balances.  (3,909)     (4,012)
   Deferred policy acquisition costs........................  10,169      10,061
   Deferred income taxes....................................  (1,800)       (381)
   Valuation of investments.................................   2,821       1,038
   Statutory asset valuation reserves.......................   3,870       3,347
   Statutory interest maintenance reserves..................     392         547
   Surplus notes............................................  (1,655)     (1,650)
   Other, net...............................................    (802)       (147)
                                                              -------     -------
Stockholder's Equity........................................ $14,444     $16,016
                                                              =======     =======

                                                                      Years ended December 31,
                                                                      -----------------------
                                                                        2001     2000   1999
                                                                      -------   ------  -----
                                                                       (Dollars in millions)
Net change in statutory capital and surplus of insurance subsidiaries $(1,855)  $ (417) $ 242
GAAP adjustments for:
   Future policy benefits and policyholder account balances..........     899      152    556
   Deferred policy acquisition costs.................................     549      320    379
   Deferred income taxes.............................................    (848)    (614)   154
   Valuation of investments..........................................     149    1,339    473
   Statutory asset valuation reserves................................     551       88   (226)
   Statutory interest maintenance reserves...........................    (200)    (571)  (368)
   Dividends.........................................................   3,754      762     --
   Sale of subsidiary................................................    (808)      --     --
   Other, net........................................................    (704)    (110)  (593)
                                                                      -------   ------  -----
Net income........................................................... $ 1,487   $  949  $ 617
                                                                      =======   ======  =====

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification in accordance with NAIC guidance would have increased Metropolitan Life's statutory capital and surplus by approximately $1.5 billion. The adoption of the Codification, as modified by the Department, increased Metropolitan Life's statutory capital and surplus by approximately $84 million, as of January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on Metropolitan Life's statutory surplus and capital.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

18.  Other Comprehensive Income (Loss)

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2001, 2000 and 1999 to avoid double-counting in other comprehensive income (loss) items that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                                 December 31,
                                                                                           -----------------------
                                                                                            2001    2000    1999
                                                                                           ------  ------  -------
                                                                                            (Dollars in millions)
Holding gains (losses) on investments arising during the year............................. $1,284  $2,807  $(6,314)
Income tax effect of holding gains or losses..............................................   (509)   (975)   2,262
Reclassification adjustments:
   Recognized holding losses included in current year income..............................    579     989       38
   Amortization of premium and discount on investments....................................   (475)   (498)    (307)
   Recognized holding losses allocated to other policyholder amounts......................    (33)    (54)     (67)
   Income tax effect......................................................................    (28)   (152)     120
Allocation of holding (gains) losses on investments relating to other policyholder amounts   (154)   (977)   3,788
Income tax effect of allocation of holding gains or losses to other policyholder amounts..     61     340   (1,357)
Unrealized investment gain of subsidiary at date of sale..................................   (173)     --       --
Deferred income taxes on unrealized investment gains of subsidiary at date of sale........     64      --       --
                                                                                           ------  ------  -------
Net unrealized investment gains (losses)..................................................    616   1,480   (1,837)
                                                                                           ------  ------  -------
Foreign currency translation adjustments arising during the year..........................    (58)     (6)      50
Foreign currency translation of subsidiary at date of sale................................     19      --       --
                                                                                           ------  ------  -------
Foreign currency translation adjustment...................................................    (39)     (6)      50
                                                                                           ------  ------  -------
Minimum pension liability adjustment......................................................    (18)     (9)      (7)
                                                                                           ------  ------  -------
Other comprehensive income (loss)......................................................... $  559  $1,465  $(1,794)
                                                                                           ======  ======  =======

19.  Business Segment Information

   The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe, South Africa, Asia and Australia. The Company's business is divided into six major segments:
Individual, Institutional, Reinsurance, Auto & Home, Asset Management and International. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

   Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Reinsurance provides life reinsurance and international life and disability on a direct and reinsurance basis. Auto & Home provides insurance coverages, including private passenger automobile, homeowners and personal excess liability insurance. Asset Management provides a broad variety of asset management products and services to individuals and institutions. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Set forth in the tables below is certain financial information with respect to the Company's operating segments as of or for the years ended December 31, 2001, 2000 and 1999. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation and the accounting for gains and losses from inter-company sales which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates non-recurring items (primarily consisting of expenses associated with the anticipated resolution of proceedings alleging race-conscious underwriting practices, sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products and demutualization costs) to Corporate & Other.

                                                                        Auto                            Corporate
    At or for the year ended                                             &       Asset                      &
       December 31, 2001          Individual Institutional Reinsurance  Home   Management International   Other    Total
    ------------------------      ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                   (Dollars in millions)
Premiums.........................  $  4,559     $ 7,288      $1,680    $2,755     $ --       $  788      $   (47) $ 17,023
Universal life and investment-
  type product policy fees.......     1,245         592          --        --       --           38           (1)    1,874
Net investment income............     6,455       4,161         349       200       71          256          299    11,791
Other revenues...................       495         649          35        22      198           16          117     1,532
Net investment gains (losses)....       826         (15)        (10)      (17)      25          (16)         134       927
Policyholder benefits and claims.     5,228       8,924       1,386     2,121       --          632          (26)   18,265
Interest credited to policyholder
  account balances...............     1,850       1,012         122        --       --           51           --     3,035
Policyholder dividends...........     1,767         259          --        --       --           34           --     2,060
Other expenses...................     3,004       1,907         481       800      252          315          705     7,464
Income (loss) before provision
  for income taxes...............     1,731         573          65        39       42           50         (177)    2,323
Net income (loss)................     1,086         383          39        41       27           16         (105)    1,487
Total assets.....................   126,655      89,620       7,036     4,581      256        3,385       16,211   247,744
Deferred policy acquisition costs     8,451         509       1,052       179       --          263           17    10,471
Separate account assets..........    31,261      31,177          13        --       --          277          (14)   62,714
Policyholder liabilities.........    83,783      52,035       4,626     2,610       --        1,987          846   145,887
Separate account liabilities.....    31,261      31,177          13        --       --          277          (14)   62,714

                                                                       Auto                            Corporate
    At or for the year ended                                            &       Asset                      &
       December 31, 2000         Individual Institutional Reinsurance  Home   Management International   Other    Total
    ------------------------     ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                   (Dollars in millions)
Premiums........................  $  4,673     $ 6,900      $1,396    $2,636     $ --       $  660      $    (2) $ 16,263
Universal life and investment-
  type product policy fees......     1,221         547          --        --       --           53           (1)    1,820
Net investment income...........     6,475       3,959         368       194       90          254          433    11,773
Other revenues..................       650         650          29        40      760            9          121     2,259
Net investment gains (losses)...       227        (475)         (2)      (20)      --           18         (166)     (418)
Policyholder benefits and claims     5,054       8,178       1,045     2,005       --          562           91    16,935
Interest credited to
  policyholder account balances.     1,680       1,090         109        --       --           56           --     2,935
Policyholder dividends..........     1,742         124          15        --       --           32           --     1,913
Payments to former Canadian
  policyholders.................        --          --          --        --       --          327           --       327
Demutualization costs...........        --          --          --        --       --           --          230       230
Other expenses..................     3,323       1,730         506       827      784          292          469     7,931
Income (loss) before provision
  for income taxes..............     1,447         459         116        18       66         (275)        (405)    1,426
Net income (loss)...............       920         307          68        30       34         (285)        (125)      949
Total assets....................   132,433      89,725       6,386     4,511      418        5,119       15,130   253,722
Deferred policy acquisition
  costs.........................     8,610         446         910       176       --          354            1    10,497
Separate account assets.........    34,860      33,918          28        --       --        1,491          (47)   70,250
Policyholder liabilities........    84,049      49,669       4,389     2,559       --        2,435         (544)  142,557
Separate account liabilities....    34,860      33,918          28        --       --        1,491          (47)   70,250

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                         Auto                           Corporate
        For the year ended                                                &      Asset                      &
          December 31, 1999        Individual Institutional Reinsurance  Home  Management International   Other    Total
          --------------           ---------- ------------- ----------- ------ ---------- ------------- --------- -------
                                                                    (Dollars in millions)
Premiums..........................   $4,289      $5,525         $--     $1,751    $ --        $523        $  --   $12,088
Universal life and investment--
  type product policy fees........      888         502          --         --      --          43           --     1,433
Net investment income.............    5,346       3,755          --        103      80         206          326     9,816
Other revenues....................      381         609          --         21     803          12           35     1,861
Net investment (losses) gains.....      (14)        (31)         --          1      --           1          (27)      (70)
Policyholder benefits and claims..    4,625       6,712          --      1,301      --         458            4    13,100
Interest credited to policyholder
  account balances................    1,359       1,030          --         --      --          52           --     2,441
Policyholder dividends............    1,509         159          --         --      --          22           --     1,690
Demutualization costs.............       --          --          --         --      --          --          260       260
Other expenses....................    2,542       1,569          --        514     795         248          794     6,462
Income (loss) before provision for
  income taxes....................      855         890          --         61      88           5         (724)    1,175
Net income (loss).................      555         567          --         56      51          21         (633)      617

   For the year ended December 31, 2001 the Institutional, Individual, Reinsurance and Auto & Home segments include $287 million, $24 million, $9 million and $5 million, respectively, of pre-tax losses associated with the September 11, 2001 tragedies. See Note 2.

   The Institutional, Individual and Auto & Home segments include $399 million, $97 million and $3 million, respectively, in pre-tax charges associated with business realignment initiatives for the year ended December 31, 2001. See Note 13.

   For the year ended December 31, 2001, the Individual segment includes $118 million of pre-tax expenses associated with the establishment of a policyholder liability for certain group annuity policies.

   For the year ended December 31, 2001, pre-tax gross investment gains of $1,027 million, $142 million and $357 million resulting from the sale of certain real estate properties to MIAC are included in the Individual segment, the Institutional segment and Corporate & Other, respectively.

   The Individual segment included an equity ownership interest in Nvest under the equity method of accounting. Nvest was included within the Asset Management segment due to the types of products and strategies employed by the entity. The Individual segment's equity in earnings of Nvest, which is included in net investment income, was $30 million and $48 million for the years ended December 31, 2000 and 1999, respectively. The Individual segment includes $538 million (after allocating $118 million to participating contracts) of the pre-tax gross investment gain on the sale of Nvest in 2000. As part of the GenAmerica acquisition in 2000, the Company acquired General American Life Insurance Company, the results of which are included primarily in the Individual segment.

   The Reinsurance segment includes the life reinsurance business of RGA, acquired in 2000, combined with Exeter, an ancillary life reinsurance business of the Company. Exeter has been reported as a component of the Individual segment rather than as a separate segment for periods prior to January 1, 2000 due to its immateriality.

   The Auto & Home segment includes the standard personal lines property and casualty insurance operations of The St. Paul Companies which were acquired in September 1999.

   As part of the GenAmerica acquisition in 2000, the Company acquired Conning, the results of which are included in the Asset Management segment due to the types of products and strategies employed by the entity from its acquisition date to July 2001, the date of its disposition. The Company sold Conning, receiving $108 million in the transaction and reported a gain of approximately $16 million, net of income taxes of $9 million, in the third quarter of 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Corporate & Other segment consists of various start-up entities and run-off entities, as well as the elimination of all intersegment amounts. In addition, the elimination of the Individual segment's ownership interest in Nvest is included for the years ended December 31, 2000 and 1999. The principal component of the intersegment amounts relates to intersegment loans, which bear interest rates commensurate with related borrowings.

   Net investment income and net investment gains and losses are based upon the actual results of each segment's specifically identifiable asset portfolio. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

   Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $32,065 million, $30,703 million and $24,343 million for the years ended December 31, 2001, 2000 and 1999, respectively, which represented 97% each year, of consolidated revenues.

                         INDEPENDENT AUDITORS' REPORT

To the Policyholders of Metropolitan Life Separate Account UL, and the Board of Directors of Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of the Metropolitan Life Separate Account UL comprised of the State Street Research Investment Trust, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Putnam International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Putnam Large Cap Growth, State Street Research Aurora Small Cap Value, MetLife Mid Cap Stock Index, Janus Growth, Franklin Templeton Small Cap Growth, Janus Aspen Growth, Invesco VIF High Yield, Invesco VIF Equity Income, Invesco VIF Real Estate Opportunity, Franklin Templeton International Stock, Franklin Templeton Valuemark Small Cap, Davis Venture Value, Loomis Sayles Small Cap, Alger Equity Income, MFS Investors Trust, MFS Research Managers, State Street Research Bond Income, Westpeak Growth & Income, Harris Oakmark Mid Cap Value, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, Alliance Growth & Income--Class B, Alliance Premier Growth--Class B, Alliance Technology--Class B, Fidelity VIP II Contrafund--Service Class, Fidelity VIP II Asset Manager Growth--Service Class, Fidelity VIP Growth--Service Class, American Funds Growth, American Funds Growth & Income, American Funds Global Small Cap, JPM Enhanced Index, MFS Mid Cap Growth, MFS Research International, PIMCO Total Return, and PIMCO Innovations Portfolios, (collectively the "Portfolios"), as of December 31, 2001, and the related statements (i) of operations for each of the three years in the period then ended, and the statements of changes in net assets for each of the three years in the period then ended of State Street Research Investment Trust, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Putnam International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, and (ii) of operations and changes in net assets for each of the two years in the period then ended as well as for the period May 3, 1999 (commencement of operations) to December 31, 1999 of Janus Aspen Growth, Invesco VIF High Yield, Invesco VIF Equity Income, Invesco VIF Real Estate Opportunity, Franklin Templeton International Stock, and (iii) of operations and changes in net assets for the year then ended as well as for the period May 1, 2000 (commencement of operations) to December 31, 2000 of Putnam Large Cap Growth, and (iv) of operations and changes in net assets for the year then ended as well as for the period July 5, 2000 (commencement of operations) to December 31, 2000 of State Street Research Aurora Small Cap Value, MetLife Mid Cap Stock Index, Davis Venture Value, Loomis Sayles Small Cap, and (v) of operations and changes in net assets for the years then ended as well as for the period September 30, 2000 (commencement of operations) to December 31, 2000 of Alliance Growth and Income--Class B, and
(vi) of operations and changes in net assets for the year then ended (January 1, 2001--commencement of operations) of Franklin Templeton Valuemark Small Cap, Alger Equity Income, MFS Investors Trust, MFS Research Managers, State Street Research Bond Income, Westpeak Growth & Income, Alliance Premier Growth--Class B, Alliance Technology--Class B, Fidelity VIP II Contrafund--Service Class, Fidelity VIP II Asset Manager Growth--Service Class, Fidelity VIP Growth--Service Class, JPM Enhanced Index, and (vii) of operations and changes in net assets for the period May 1, 2001 (commencement of operations) to December 31, 2001 of Janus Growth, Franklin Templeton Small Cap Growth, Harris Oakmark Mid Cap Value, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, American Funds Growth, American Funds Growth & Income, American Funds Global Small Cap, MFS Mid Cap Growth, MFS Research International, PIMCO Total Return, and PIMCO Innovations Portfolios. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Metropolitan Life Separate Account UL including the State Street Research Investment Trust, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Putnam International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Putnam Large Cap Growth, State Street Research Aurora Small Cap Value, MetLife Mid Cap Stock Index, Janus Growth, Franklin Templeton Small Cap Growth, Janus Aspen Growth, Invesco VIF High Yield, Invesco VIF Equity Income, Invesco VIF Real Estate Opportunity, Franklin Templeton International Stock, Franklin Templeton Valuemark Small Cap, Davis Venture Value, Loomis Sayles Small Cap, Alger Equity Income, MFS Investors Trust, MFS Research Managers, State Street Research Bond Income, Westpeak Growth & Income, Harris Oakmark Mid Cap Value, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, Alliance Growth & Income--Class B, Alliance Premier Growth--Class B, Alliance Technology--Class B, Fidelity VIP II Contrafund--Service Class, Fidelity VIP II Asset Manager Growth--Service Class, Fidelity VIP Growth--Service Class, American Funds Growth, American Funds Growth & Income, American Funds Global Small Cap, JPM Enhanced Index, MFS Mid Cap Growth, MFS Research International, PIMCO Total Return, and PIMCO Innovations Portfolios as of December 31, 2001, the results of its operations and the changes in its net assets for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida

March 26, 2002

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             At DECEMBER 31, 2001

                                                         State Street                      State Street
                                                           Research       State Street       Research       State Street
                                                          Investment        Research          Money           Research
                                                            Trust            Income           Market        Diversified
                                                          Portfolio        Portfolio        Portfolio        Portfolio
                                                       ---------------- ---------------- ---------------- ----------------
ASSETS:
Investments at Value:
State Street Research Investment Trust Portfolio
 (13,710,673 shares; cost $429,735,142)............... $    356,614,596               --               --               --
State Street Research Income Portfolio
 (6,111,855 shares; cost $76,248,405).................               -- $     79,209,642               --               --
State Street Research Money Market Portfolio
 (3,230,669 shares; cost $33,348,078).................               --               -- $     32,736,368               --
State Street Research Diversified Portfolio
 (17,145,554 shares; cost $286,166,235)...............               --               --               -- $    265,927,545
State Street Research Aggressive Growth Portfolio
 (9,598,891 shares; cost $249,196,196)................               --               --               --               --
Metlife Stock Index Portfolio
 (11,325,243 shares; cost $380,566,329)...............               --               --               --               --
Putnam International Stock Portfolio
 (4,032,589 shares; cost $49,917,330).................               --               --               --               --
Loomis Sayles High Yield Bond Portfolio
 (1,123,367 shares; cost $9,844,073)..................               --               --               --               --
Janus Mid Cap Portfolio
 (8,482,160 shares; cost $198,900,936)................               --               --               --               --
T. Rowe Price Small Cap Growth Portfolio
 (3,753,555 shares; cost $48,810,474).................               --               --               --               --
Scudder Global Equity Portfolio
 (1,938,476 shares; cost $25,092,970).................               --               --               --               --
Harris Oakmark Large Cap Value Portfolio
 (1,238,128 shares; cost $13,298,665).................               --               --               --               --
Neuberger Berman Partners Mid Cap Value Portfolio
 (996,233 shares; cost $13,841,350)...................               --               --               --               --
T. Rowe Price Large Cap Growth Portfolio
 (1,802,879 shares; cost $21,420,724).................               --               --               --               --
Lehman Brothers Aggregate Bond Index Portfolio
 (3,569,412 shares; cost $36,349,528).................               --               --               --               --
Morgan Stanley EAFE Index Portfolio
 (1,227,437 shares; cost $11,734,328).................               --               --               --               --
Russell 2000 Index Portfolio
 (1,018,106 shares; cost $10,399,608).................               --               --               --               --
Putnam Large Cap Growth Portfolio
 (780,745 shares; cost $4,701,231)....................               --               --               --               --
State Street Research Aurora Small Cap Value Portfolio
 (1,416,643 shares; cost $18,495,591).................               --               --               --               --
Metlife Mid Cap Stock Index Portfolio
 (860,460 shares; cost $8,648,781)....................               --               --               --               --
Janus Growth Portfolio
 (121,699 shares; cost $963,543)......................               --               --               --               --
Franklin Templeton Small Cap Growth Portfolio
 (52,500 shares; cost $450,136).......................               --               --               --               --
Janus Aspen Growth Portfolio
 (98,529 shares; cost $2,488,365).....................               --               --               --               --
Invesco VIF High Yield Portfolio
 (35,903 shares; cost $309,144).......................               --               --               --               --
Invesco VIF Equity Income Portfolio
 (6,592 shares; cost $128,024)........................               --               --               --               --
Invesco VIF Real Estate Opportunity Portfolio
 (8,937 shares; cost $87,820).........................               --               --               --               --
Franklin Templeton International Stock Portfolio
 (149,085 shares; cost $2,060,141)....................               --               --               --               --
Franklin Templeton Valuemark Small Cap Portfolio
 (5,771 shares; cost $98,642).........................               --               --               --               --
                                                       ---------------- ---------------- ---------------- ----------------
Total Investments.....................................      356,614,596       79,209,642       32,736,368      265,927,545
Cash and Accounts Receivable..........................           86,718               --               --               --
                                                       ---------------- ---------------- ---------------- ----------------
Total Assets..........................................      356,701,314       79,209,642       32,736,368      265,927,545
LIABILITIES...........................................               --           33,473           10,021          203,879
                                                       ---------------- ---------------- ---------------- ----------------
NET ASSETS............................................ $    356,701,314 $     79,176,169 $     32,726,347 $    265,723,666
                                                       ================ ================ ================ ================
Outstanding Units (In Thousands)......................           13,264            4,175            2,156           11,138
Unit Value............................................ $10.98 to $35.04 $11.95 to $24.08 $14.88 to $15.85 $11.35 to $30.04

                                                         State Street
                                                           Research
                                                          Aggressive
                                                            Growth
                                                          Portfolio
                                                       ----------------
ASSETS:
Investments at Value:
State Street Research Investment Trust Portfolio
 (13,710,673 shares; cost $429,735,142)...............               --
State Street Research Income Portfolio
 (6,111,855 shares; cost $76,248,405).................               --
State Street Research Money Market Portfolio
 (3,230,669 shares; cost $33,348,078).................               --
State Street Research Diversified Portfolio
 (17,145,554 shares; cost $286,166,235)...............               --
State Street Research Aggressive Growth Portfolio
 (9,598,891 shares; cost $249,196,196)................ $    171,724,166
Metlife Stock Index Portfolio
 (11,325,243 shares; cost $380,566,329)...............               --
Putnam International Stock Portfolio
 (4,032,589 shares; cost $49,917,330).................               --
Loomis Sayles High Yield Bond Portfolio
 (1,123,367 shares; cost $9,844,073)..................               --
Janus Mid Cap Portfolio
 (8,482,160 shares; cost $198,900,936)................               --
T. Rowe Price Small Cap Growth Portfolio
 (3,753,555 shares; cost $48,810,474).................               --
Scudder Global Equity Portfolio
 (1,938,476 shares; cost $25,092,970).................               --
Harris Oakmark Large Cap Value Portfolio
 (1,238,128 shares; cost $13,298,665).................               --
Neuberger Berman Partners Mid Cap Value Portfolio
 (996,233 shares; cost $13,841,350)...................               --
T. Rowe Price Large Cap Growth Portfolio
 (1,802,879 shares; cost $21,420,724).................               --
Lehman Brothers Aggregate Bond Index Portfolio
 (3,569,412 shares; cost $36,349,528).................               --
Morgan Stanley EAFE Index Portfolio
 (1,227,437 shares; cost $11,734,328).................               --
Russell 2000 Index Portfolio
 (1,018,106 shares; cost $10,399,608).................               --
Putnam Large Cap Growth Portfolio
 (780,745 shares; cost $4,701,231)....................               --
State Street Research Aurora Small Cap Value Portfolio
 (1,416,643 shares; cost $18,495,591).................               --
Metlife Mid Cap Stock Index Portfolio
 (860,460 shares; cost $8,648,781)....................               --
Janus Growth Portfolio
 (121,699 shares; cost $963,543)......................               --
Franklin Templeton Small Cap Growth Portfolio
 (52,500 shares; cost $450,136).......................               --
Janus Aspen Growth Portfolio
 (98,529 shares; cost $2,488,365).....................               --
Invesco VIF High Yield Portfolio
 (35,903 shares; cost $309,144).......................               --
Invesco VIF Equity Income Portfolio
 (6,592 shares; cost $128,024)........................               --
Invesco VIF Real Estate Opportunity Portfolio
 (8,937 shares; cost $87,820).........................               --
Franklin Templeton International Stock Portfolio
 (149,085 shares; cost $2,060,141)....................               --
Franklin Templeton Valuemark Small Cap Portfolio
 (5,771 shares; cost $98,642).........................               --
                                                       ----------------
Total Investments.....................................      171,724,166
Cash and Accounts Receivable..........................               --
                                                       ----------------
Total Assets..........................................      171,724,166
LIABILITIES...........................................           32,302
                                                       ----------------
NET ASSETS............................................ $    171,691,864
                                                       ================
Outstanding Units (In Thousands)......................           10,503
Unit Value............................................ $11.67 to $17.12

                      See Notes to Financial Statements.

                                          Loomis                                                                 Harris
                        Putnam            Sayles                          T. Rowe Price                          Oakmark
    MetLife          International      High Yield        Janus Mid         Small Cap          Scudder          Large Cap
  Stock Index            Stock             Bond              Cap             Growth         Global Equity         Value
   Portfolio           Portfolio        Portfolio         Portfolio         Portfolio         Portfolio         Portfolio
   ---------        ---------------- ----------------- ---------------- ----------------- ----------------- -----------------
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
$    346,552,451                  --                --               --                --                --                --
              --    $     38,228,946                --               --                --                --                --
              --                  -- $       8,762,265               --                --                --                --
              --                  --                -- $    124,348,470                --                --                --
              --                  --                --               -- $      44,592,236                --                --
              --                  --                --               --                -- $      21,051,847                --
              --                  --                --               --                --                -- $      14,312,754
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
              --                  --                --               --                --                --                --
----------------    ---------------- ----------------- ---------------- ----------------- ----------------- -----------------
     346,552,451          38,228,946         8,762,265      124,348,470        44,592,236        21,051,847        14,312,754
         379,472              52,095            82,282          837,617            67,552            54,500            23,585
----------------    ---------------- ----------------- ---------------- ----------------- ----------------- -----------------
     346,931,923          38,281,041         8,844,547      125,186,087        44,659,788        21,106,347        14,336,339
           1,010                  --                --              946                --                --                --
----------------    ---------------- ----------------- ---------------- ----------------- ----------------- -----------------
$    346,930,913    $     38,281,041 $       8,844,547 $    125,185,141 $      44,659,788 $      21,106,347 $      14,336,339
================    ================ ================= ================ ================= ================= =================
          17,015               3,106               774            8,481             3,509             2,000             1,242
 $9.62 to $29.91     $9.47 to $13.35  $10.83 to $12.35  $5.95 to $17.08  $12.46 to $13.76  $11.79 to $12.88  $10.80 to $13.76

   Neuberger          T.Rowe
     Berman            Price
  Partners Mid       Large Cap
   Cap Value          Growth
   Portfolio         Portfolio
----------------- ----------------
               --               --
               --               --
               --               --
               --               --
               --               --
               --               --
               --               --
               --               --
               --               --
               --               --
               --               --
               --               --
$      14,106,655               --
               -- $     20,985,512
               --               --
               --               --
               --               --
               --               --
               --               --
               --               --
               --               --
               --               --
               --               --
               --               --
               --               --
               --               --
               --               --
               --               --
----------------- ----------------
       14,106,655       20,985,512
            8,151          125,013
----------------- ----------------
       14,114,806       21,110,525
               --               --
----------------- ----------------
$      14,114,806 $     21,110,525
================= ================
            1,076            2,124
 $11.44 to $15.63  $8.35 to $12.08

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             At DECEMBER 31, 2001


                                                            Lehman         Morgan
                                                           Brothers        Stanley                        Putnam
                                                          Aggregate         EAFE          Russell        Large Cap
                                                          Bond Index        Index        2000 Index       Growth
                                                          Portfolio       Portfolio      Portfolio       Portfolio
                                                       ---------------- -------------- --------------- --------------
ASSETS:
Investments at Value:
State Street Research Investment Trust Portfolio
 (13,710,673 shares; cost $429,735,142)...............               --             --              --             --
State Street Research Income Portfolio
 (6,111,855 shares; cost $76,248,405).................               --             --              --             --
State Street Research Money Market Portfolio
 (3,230,669 shares; cost $33,348,078).................               --             --              --             --
State Street Research Diversified Portfolio
 (17,145,554 shares; cost $286,166,235)...............               --             --              --             --
State Street Research Aggressive Growth Portfolio
 (9,598,891 shares; cost $249,196,196)................               --             --              --             --
Metlife Stock Index Portfolio
 (11,325,243 shares; cost $380,566,329)...............               --             --              --             --
Putnam International Stock Portfolio
 (4,032,589 shares; cost $49,917,330).................               --             --              --             --
Loomis Sayles High Yield Bond Portfolio
 (1,123,367 shares; cost $9,844,073)..................               --             --              --             --
Janus Mid Cap Portfolio
 (8,482,160 shares; cost $198,900,936)................               --             --              --             --
T. Rowe Price Small Cap Growth Portfolio
 (3,753,555 shares; cost $48,810,474).................               --             --              --             --
Scudder Global Equity Portfolio
 (1,938,476 shares; cost $25,092,970).................               --             --              --             --
Harris Oakmark Large Cap Value Portfolio
 (1,238,128 shares; cost $13,298,665).................               --             --              --             --
Neuberger Berman Partners Mid Cap Value Portfolio
 (996,233 shares; cost $13,841,350)...................               --             --              --             --
T. Rowe Price Large Cap Growth Portfolio
 (1,802,879 shares; cost $21,420,724).................               --             --              --             --
Lehman Brothers Aggregate Bond Index Portfolio
 (3,569,412 shares; cost $36,349,528)................. $     37,336,052             --              --             --
Morgan Stanley EAFE Index Portfolio
 (1,227,437 shares; cost $11,734,328).................               -- $   10,740,075              --             --
Russell 2000 Index Portfolio
 (1,018,106 shares; cost $10,399,608).................               --             -- $    10,618,847             --
Putnam Large Cap Growth Portfolio
 (780,745 shares; cost $4,701,231)....................               --             --              -- $    3,942,761
State Street Research Aurora Small Cap Value Portfolio
 (1,416,643 shares; cost $18,495,591).................               --             --              --             --
Metlife Mid Cap Stock Index Portfolio
 (860,460 shares; cost $8,648,781)....................               --             --              --             --
Janus Growth Portfolio
 (121,699 shares; cost $963,543)......................               --             --              --             --
Franklin Templeton Small Cap Growth Portfolio
 (52,500 shares; cost $450,136).......................               --             --              --             --
Janus Aspen Growth Portfolio
 (98,529 shares; cost $2,488,365).....................               --             --              --             --
Invesco VIF High Yield Portfolio
 (35,903 shares; cost $309,144).......................               --             --              --             --
Invesco VIF Equity Income Portfolio
 (6,592 shares; cost $128,024)........................               --             --              --             --
Invesco VIF Real Estate Opportunity Portfolio
 (8,937 shares; cost $87,820).........................               --             --              --             --
Franklin Templeton International Stock Portfolio
 (149,085 shares; cost $2,060,141)....................               --             --              --             --
Franklin Templeton Valuemark Small Cap Portfolio
 (5,771 shares; cost $98,642).........................               --             --              --             --
                                                       ---------------- -------------- --------------- --------------
Total Investments.....................................       37,336,052     10,740,075      10,618,847      3,942,761
Cash and Accounts Receivable..........................               --         59,635           5,879         57,912
                                                       ---------------- -------------- --------------- --------------
Total Assets..........................................       37,336,052     10,799,710      10,624,726      4,000,673
LIABILITIES...........................................           13,723             --              --             --
                                                       ---------------- -------------- --------------- --------------
NET ASSETS............................................ $     37,322,329 $   10,799,710 $    10,624,726 $    4,000,673
                                                       ================ ============== =============== ==============
Outstanding Units (In Thousands)......................            3,153          1,352             920            792
Unit Value............................................ $11.38 to $11.97 $6.97 to $9.04 $9.42 to $12.56 $4.98 to $5.04

                                                         State Street
                                                           Research
                                                            Aurora
                                                          Small Cap
                                                            Value
                                                          Portfolio
                                                       ----------------
ASSETS:
Investments at Value:
State Street Research Investment Trust Portfolio
 (13,710,673 shares; cost $429,735,142)...............               --
State Street Research Income Portfolio
 (6,111,855 shares; cost $76,248,405).................               --
State Street Research Money Market Portfolio
 (3,230,669 shares; cost $33,348,078).................               --
State Street Research Diversified Portfolio
 (17,145,554 shares; cost $286,166,235)...............               --
State Street Research Aggressive Growth Portfolio
 (9,598,891 shares; cost $249,196,196)................               --
Metlife Stock Index Portfolio
 (11,325,243 shares; cost $380,566,329)...............               --
Putnam International Stock Portfolio
 (4,032,589 shares; cost $49,917,330).................               --
Loomis Sayles High Yield Bond Portfolio
 (1,123,367 shares; cost $9,844,073)..................               --
Janus Mid Cap Portfolio
 (8,482,160 shares; cost $198,900,936)................               --
T. Rowe Price Small Cap Growth Portfolio
 (3,753,555 shares; cost $48,810,474).................               --
Scudder Global Equity Portfolio
 (1,938,476 shares; cost $25,092,970).................               --
Harris Oakmark Large Cap Value Portfolio
 (1,238,128 shares; cost $13,298,665).................               --
Neuberger Berman Partners Mid Cap Value Portfolio
 (996,233 shares; cost $13,841,350)...................               --
T. Rowe Price Large Cap Growth Portfolio
 (1,802,879 shares; cost $21,420,724).................               --
Lehman Brothers Aggregate Bond Index Portfolio
 (3,569,412 shares; cost $36,349,528).................               --
Morgan Stanley EAFE Index Portfolio
 (1,227,437 shares; cost $11,734,328).................               --
Russell 2000 Index Portfolio
 (1,018,106 shares; cost $10,399,608).................               --
Putnam Large Cap Growth Portfolio
 (780,745 shares; cost $4,701,231)....................               --
State Street Research Aurora Small Cap Value Portfolio
 (1,416,643 shares; cost $18,495,591)................. $     20,017,164
Metlife Mid Cap Stock Index Portfolio
 (860,460 shares; cost $8,648,781)....................               --
Janus Growth Portfolio
 (121,699 shares; cost $963,543)......................               --
Franklin Templeton Small Cap Growth Portfolio
 (52,500 shares; cost $450,136).......................               --
Janus Aspen Growth Portfolio
 (98,529 shares; cost $2,488,365).....................               --
Invesco VIF High Yield Portfolio
 (35,903 shares; cost $309,144).......................               --
Invesco VIF Equity Income Portfolio
 (6,592 shares; cost $128,024)........................               --
Invesco VIF Real Estate Opportunity Portfolio
 (8,937 shares; cost $87,820).........................               --
Franklin Templeton International Stock Portfolio
 (149,085 shares; cost $2,060,141)....................               --
Franklin Templeton Valuemark Small Cap Portfolio
 (5,771 shares; cost $98,642).........................               --
                                                       ----------------
Total Investments.....................................       20,017,164
Cash and Accounts Receivable..........................               --
                                                       ----------------
Total Assets..........................................       20,017,164
LIABILITIES...........................................           11,930
                                                       ----------------
NET ASSETS............................................ $     20,005,234
                                                       ================
Outstanding Units (In Thousands)......................            1,317
Unit Value............................................ $13.09 to $14.29

                      See Notes to Financial Statements.

    MetLife                      Franklin                                                      Franklin    Franklin
    Mid Cap                      Templeton      Janus    Invesco VIF Invesco VIF Invesco VIF   Templeton   Templeton
     Stock          Janus        Small Cap      Aspen       High       Equity    Real Estate International Valuemark
     Index         Growth         Growth       Growth       Yield      Income    Opportunity     Stock     Small Cap
   Portfolio      Portfolio      Portfolio    Portfolio   Portfolio   Portfolio   Portfolio    Portfolio   Portfolio
   ---------    -------------- -------------- ---------- ----------- ----------- ----------- ------------- ---------
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
             --             --             --         --        --          --          --            --         --
$     9,000,416             --             --         --        --          --          --            --         --
             -- $      951,689             --         --        --          --          --            --         --
             --             -- $      466,202         --        --          --          --            --         --
             --             --             -- $1,958,752        --          --          --            --         --
             --             --             --         --  $274,298          --          --            --         --
             --             --             --         --        --    $122,478          --            --         --
             --             --             --         --        --          --     $89,102            --         --
             --             --             --         --        --          --          --    $1,766,655         --
             --             --             --         --        --          --          --            --   $103,007
--------------- -------------- -------------- ----------  --------    --------     -------    ----------   --------
      9,000,416        951,689        466,202  1,958,752   274,298     122,478      89,102     1,766,655    103,007
         18,440            993             --         --        --          --          --            --         --
--------------- -------------- -------------- ----------  --------    --------     -------    ----------   --------
      9,018,856        952,682        466,202  1,958,752   274,298     122,478      89,102     1,766,655    103,007
             --             --          9,070         --        --          --          --            --         --
--------------- -------------- -------------- ----------  --------    --------     -------    ----------   --------
$     9,018,856 $      952,682 $      457,132 $1,958,752  $274,298    $122,478     $89,102    $1,766,655   $103,007
=============== ============== ============== ==========  ========    ========     =======    ==========   ========
            867            122             52        236        37          12           7           189         16
$9.62 to $10.56 $7.73 to $7.82 $8.83 to $8.88 $     8.30  $   7.46    $   9.81     $ 12.05    $     9.27   $   6.91

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             At DECEMBER 31, 2001

                                                               Davis Venture   Loomis Sayles   Alger Equity MFS Investors
                                                                   Value         Small Cap        Income        Trust
                                                                 Portfolio       Portfolio      Portfolio     Portfolio
                                                              --------------- ---------------- ------------ --------------
ASSETS:
Investments at Value:
Davis Venture Value Portfolio
 (319,613 shares; cost $7,885,673)........................... $     7,475,741               --        --                --
Loomis Sayles Small Cap Portfolio
 (10,841 shares; cost $1,978,252)............................              -- $      1,921,621        --                --
Alger Equity Income Portfolio
 (2,181 shares; cost $50,362)................................              --               --   $45,237                --
MFS Investors Trust Portfolio
 (65,756 shares; cost $559,000)..............................              --               --        --    $      563,527
MFS Research Managers Portfolio
 (31,459 shares; cost $284,733)..............................              --               --        --                --
State Street Research Bond Income Portfolio
 (2,808 shares; cost $308,271)...............................              --               --        --                --
Westpeak Growth & Income Equity Portfolio
 (161 shares; cost $27,685)..................................              --               --        --                --
Harris Oakmark Mid Cap Value Portfolio
 (22,682 shares; cost $3,941,042)............................              --               --        --                --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (41,436 shares; cost $460,287)..............................              --               --        --                --
Salomon Brothers U.S. Government Portfolio
 (711,002 shares; cost $851,459).............................              --               --        --                --
Alliance Growth & Income--Class B Portfolio
 (29,760 shares; cost $628,642)..............................              --               --        --                --
Alliance Premier Growth--Class B Portfolio
 (3,933 shares; cost $97,019)................................              --               --        --                --
Alliance Technology--Class B Portfolio
 (732 shares; cost $15,230)..................................              --               --        --                --
Fidelity VIP II Contrafund--Service Class Portfolio
 (1,193 shares; cost $24,113)................................              --               --        --                --
Fidelity VIP II Asset Manager Growth--Service Class Portfolio
 (7,603 shares; cost $96,105)................................              --               --        --                --
Fidelity VIP Growth--Service Class Portfolio
 (2,617 shares; cost $90,326)................................              --               --        --                --
American Funds Growth Portfolio
 (61,240 shares; cost $2,716,656)............................              --               --        --                --
American Funds Growth & Income Portfolio
 (72,838 shares; cost $2,244,842)............................              --               --        --                --
American Funds Global Small Cap Portfolio
 (51,803 shares; cost $548,121)..............................              --               --        --                --
JPM Enhanced Index Portfolio
 (364 shares; cost $5,683)...................................              --               --        --                --
MFS Mid Cap Growth Portfolio
 (37,952 shares; cost $306,416)..............................              --               --        --                --
MFS Research International Portfolio
 (11,304 shares; cost $94,418)...............................              --               --        --                --
PIMCO Total Return Portfolio
 (106,562 shares; cost $1,117,075)...........................              --               --        --                --
PIMCO Innovations Portfolio
 (121,204 shares; cost $746,075).............................              --               --        --                --
                                                              --------------- ----------------   -------    --------------
Total Investments............................................       7,475,741        1,921,621    45,237           563,527
Cash and Accounts Receivable.................................          21,799            4,792        --                --
                                                              --------------- ----------------   -------    --------------
Total Assets.................................................       7,497,540        1,926,413    45,237           563,527
LIABILITIES..................................................              --               --        --           241,420
                                                              --------------- ----------------   -------    --------------
NET ASSETS................................................... $     7,497,540 $      1,926,413   $45,237    $      322,107
                                                              =============== ================   =======    ==============
Outstanding Units (In Thousands).............................             297               11         6                43
Unit Value................................................... $8.94 to $25.95 $8.66 to $191.87   $  7.57    $8.19 to $8.57

                      See Notes to Financial Statements.

               State Street                                                                                  Alliance
     MFS         Research   Westpeak                     Salomon Brothers                                     Premier
  Research         Bond     Growth &    Harris Oakmark    Strategic Bond  Salomon Brothers  Alliance Growth  Growth--
  Managers        Income     Income     Mid Cap Value     Opportunities   U.S. Government     & Income--      Class B
  Portfolio     Portfolio   Portfolio     Portfolio         Portfolio        Portfolio     Class B Portfolio Portfolio
  ---------    ------------ --------- ------------------ ---------------- ---------------- ----------------- ---------
            --         --         --                  --               --               --           --            --
            --         --         --                  --               --               --           --            --
            --         --         --                  --               --               --           --            --
            --         --         --                  --               --               --           --            --
$      284,387         --         --                  --               --               --           --            --
            --   $306,959         --                  --               --               --           --            --
            --         --    $25,218                  --               --               --           --            --
            --         --         --  $        4,220,843               --               --           --            --
            --         --         --                  -- $        464,908               --           --            --
            --         --         --                  --               -- $        849,186           --            --
            --         --         --                  --               --               --           --            --
            --         --         --                  --               --               --     $655,611            --
            --         --         --                  --               --               --           --       $98,318
            --         --         --                  --               --               --           --            --
            --         --         --                  --               --               --           --            --
            --         --         --                  --               --               --           --            --
            --         --         --                  --               --               --           --            --
            --         --         --                  --               --               --           --            --
            --         --         --                  --               --               --           --            --
            --         --         --                  --               --               --           --            --
            --         --         --                  --               --               --           --            --
            --         --         --                  --               --               --           --            --
            --         --         --                  --               --               --           --            --
            --         --         --                  --               --               --           --            --
--------------   --------    -------  ------------------ ---------------- ----------------     --------       -------
       284,387    306,959     25,218           4,220,843          464,908          849,186      655,611        98,318
            --         --         --                  --               40              153           --            --
--------------   --------    -------  ------------------ ---------------- ----------------     --------       -------
       284,387    306,959     25,218           4,220,843          464,948          849,339      655,611        98,318
       132,924         --         --               6,298              114               40           --            --
--------------   --------    -------  ------------------ ---------------- ----------------     --------       -------
$      151,463   $306,959    $25,218  $        4,214,545 $        464,834 $        849,299     $655,611       $98,318
==============   ========    =======  ================== ================ ================     ========       =======
            13         27          3                  23               41               71           65            14
$6.97 to $9.04   $  11.23    $  8.19  $184.98 to $186.09 $11.15 to $11.22 $11.89 to $11.96     $  10.19       $  7.15

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             At DECEMBER 31, 2001

                                                                                                  Fidelity VIP II
                                                                                                       Asset
                                                                       Alliance   Fidelity VIP II     Manager     Fidelity VIP
                                                                     Technology--  Contrafund--      Growth--       Growth--
                                                                       Class B     Service Class   Service Class  Service Class
                                                                      Portfolio      Portfolio       Portfolio      Portfolio
                                                                     ------------ --------------- --------------- -------------
ASSETS:
Investments at Value:
Davis Venture Value Portfolio (319,613 shares; cost $7,885,673).....        --             --              --             --
Loomis Sayles Small Cap Portfolio (10,841 shares; cost $1,978,252)..        --             --              --             --
Alger Equity Income Portfolio (2,181 shares; cost $50,362)..........        --             --              --             --
MFS Investors Trust Portfolio (65,756 shares; cost $559,000)........        --             --              --             --
MFS Research Managers Portfolio (31,459 shares; cost $284,733)......        --             --              --             --
State Street Research Bond Income Portfolio (2,808 shares; cost
 $308,271)..........................................................        --             --              --             --
Westpeak Growth & Income Equity Portfolio (161 shares; cost $27,685)        --             --              --             --
Harris Oakmark Mid Cap Value Portfolio (22,682 shares; cost
 $3,941,042)........................................................        --             --              --             --
Salomon Brothers Strategic Bond Opportunities Portfolio (41,436
 shares; cost $460,287).............................................        --             --              --             --
Salomon Brothers U.S. Government Portfolio (711,002 shares; cost
 $851,459)..........................................................        --             --              --             --
Alliance Growth & Income--Class B Portfolio (29,760 shares; cost
 $628,642)..........................................................        --             --              --             --
Alliance Premier Growth--Class B Portfolio (3,933 shares; cost
 $97,019)...........................................................        --             --              --             --
Alliance Technology--Class B Portfolio (732 shares; cost $15,230)...   $12,549             --              --             --
Fidelity VIP II Contrafund--Service Class Portfolio (1,193 shares;
 cost $24,113)......................................................        --        $23,860              --             --
Fidelity VIP II Asset Manager Growth--Service Class Portfolio (7,603
 shares; cost $96,105)..............................................        --             --         $94,508             --
Fidelity VIP Growth--Service Class Portfolio (2,617 shares; cost
 $90,326)...........................................................        --             --              --        $87,248
American Funds Growth Portfolio (61,240 shares; cost $2,716,656)....        --             --              --             --
American Funds Growth & Income Portfolio (72,838 shares; cost
 $2,244,842)........................................................        --             --              --             --
American Funds Global Small Cap Portfolio (51,803 shares; cost
 $548,121)..........................................................        --             --              --             --
JPM Enhanced Index Portfolio (364 shares; cost $5,683)..............        --             --              --             --
MFS Mid Cap Growth Portfolio (37,952 shares; cost $306,416).........        --             --              --             --
MFS Research International Portfolio (11,304 shares; cost $94,418)..        --             --              --             --
PIMCO Total Return Portfolio (106,562 shares; cost $1,117,075)......        --             --              --             --
PIMCO Innovations Portfolio (121,204 shares; cost $746,075).........        --             --              --             --
                                                                       -------        -------         -------        -------
Total Investments...................................................    12,549         23,860          94,508         87,248
Cash and Accounts Receivable........................................        --             --              --             --
                                                                       -------        -------         -------        -------
Total Assets........................................................    12,549         23,860          94,508         87,248
LIABILITIES.........................................................        --             --              --             --
                                                                       -------        -------         -------        -------
NET ASSETS..........................................................   $12,549        $23,860         $94,508        $87,248
                                                                       =======        =======         =======        =======
Outstanding Units (In Thousands)....................................         2              3              13             13
Unit Value..........................................................   $  5.43        $  7.96         $  7.89        $  6.77

                      See Notes to Financial Statements.

                        American            American           JPM         MFS               MFS
    American          Funds Growth        Funds Global      Enhanced     Mid Cap          Research             PIMCO
  Funds Growth          & Income           Small Cap          Index      Growth         International       Total Return
   Portfolio           Portfolio           Portfolio        Portfolio   Portfolio         Portfolio          Portfolio
----------------    ----------------    ----------------    --------- --------------    --------------    ----------------
              --                  --                  --         --               --                --                  --
              --                  --                  --         --               --                --                  --
              --                  --                  --         --               --                --                  --
              --                  --                  --         --               --                --                  --
              --                  --                  --         --               --                --                  --
              --                  --                  --         --               --                --                  --
              --                  --                  --         --               --                --                  --
              --                  --                  --         --               --                --                  --
              --                  --                  --         --               --                --                  --
              --                  --                  --         --               --                --                  --
              --                  --                  --         --               --                --                  --
              --                  --                  --         --               --                --                  --
              --                  --                  --         --               --                --                  --
              --                  --                  --         --               --                --                  --
              --                  --                  --         --               --                --                  --
              --                  --                  --         --               --                --                  --
$      2,699,467                  --                  --         --               --                --                  --
              --    $      2,300,239                  --         --               --                --                  --
              --                  --    $        594,700         --               --                --                  --
              --                  --                  --     $5,363               --                --
              --                  --                  --         --   $      317,656                --                  --
              --                  --                  --         --               --    $       95,862
              --                  --                  --         --               --                --    $      1,102,920

----------------    ----------------    ----------------     ------   --------------    --------------    ----------------
       2,699,467           2,300,239             594,700      5,363          317,656            95,862           1,102,920
         476,806             153,118              24,357         --          246,761           141,651                  --
----------------    ----------------    ----------------     ------   --------------    --------------    ----------------
       3,176,273           2,453,357             619,057      5,363          564,417           237,513           1,102,920
              --                  --                  --         --               --                --                 354
----------------    ----------------    ----------------     ------   --------------    --------------    ----------------
$      3,176,273    $      2,453,357    $        619,057     $5,363   $      564,417    $      237,513    $      1,102,566
================    ================    ================     ======   ==============    ==============    ================
              53                  68                  49          1               68                28                 103
$59.63 to $59.99    $35.81 to $36.03    $12.34 to $12.41     $ 8.12   $8.32 to $8.37    $8.44 to $8.50    $10.64 to $10.70


    PIMCO
 Innovations
  Portfolio
--------------

            --
            --
            --
            --
            --
            --
            --
            --
            --
            --
            --
            --
            --
            --
            --
            --
            --
            --
            --

            --

            --
$      750,254
--------------
       750,254
            --
--------------
       750,254
         1,564
--------------
$      748,690
==============
           121
$6.15 to $6.19

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                            State Street Research Investment Trust        State Street Research Income
                                                           Portfolio                               Portfolio
                                           ----------------------------------------- -------------------------------------
                                             For the        For the       For the      For the      For the      For the
                                            Year Ended     Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
                                           December 31,   December 31,  December 31, December 31, December 31, December 31,
                                               2001           2000          1999         2001         2000         1999
                                           -------------  ------------  ------------ ------------ ------------ ------------
INVESTMENT INCOME:
Income:
  Dividends............................... $  51,437,166  $  4,838,821  $ 44,038,080  $5,650,347   $    3,139  $ 4,181,436
Expenses:
  Mortality and expense charges...........     3,136,115     3,798,303     3,209,889     570,796      557,064      499,462
                                           -------------  ------------  ------------  ----------   ----------  -----------
Net investment income (loss)..............    48,301,051     1,040,518    40,828,191   5,079,551     (553,925)   3,681,974
                                           -------------  ------------  ------------  ----------   ----------  -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from security
 transactions.............................       731,187     5,846,334     3,593,964     400,181     (764,188)      15,187
Change in unrealized (depreciation)
 appreciation of investments..............  (122,469,738)  (37,904,600)  116,515,105    (136,424)   8,375,071   (5,496,396)
                                           -------------  ------------  ------------  ----------   ----------  -----------
Net realized and unrealized (loss) gain on
 investments..............................  (121,738,551)  (32,058,266)  120,109,069     263,757    7,610,883   (5,481,209)
                                           -------------  ------------  ------------  ----------   ----------  -----------
NET (DECREASE) INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS............................... $ (73,437,500) $(31,017,748) $160,937,260  $5,343,308   $7,056,958  $(1,799,235)
                                           =============  ============  ============  ==========   ==========  ===========

                      See Notes to Financial Statements.


  State Street Research Money Market      State Street Research Diversified    State Street Research Aggressive Growth
              Portfolio                               Portfolio                               Portfolio
-------------------------------------  --------------------------------------  ----------------------------------------
  For the      For the      For the      For the       For the      For the      For the       For the       For the
 Year Ended   Year Ended   Year Ended   Year Ended    Year Ended   Year Ended   Year Ended    Year Ended    Year Ended
December 31, December 31, December 31, December 31,  December 31, December 31, December 31,  December 31,  December 31,
    2001         2000         1999         2001          2000         1999         2001          2000          1999
------------ ------------ ------------ ------------  ------------ ------------ ------------  ------------  ------------
 $1,134,017   $1,677,962   $1,538,117  $ 25,415,648  $ 1,174,688  $20,799,436  $ 46,776,659  $ 27,463,699  $ 4,466,938
  215,488        291,782      241,265     2,231,404    2,258,802    1,973,981     1,493,070     1,992,343    1,429,076
 ----------   ----------   ----------  ------------  -----------  -----------  ------------  ------------  -----------
  918,529      1,386,180    1,296,852    23,184,244   (1,084,114)  18,825,455    45,283,589    25,471,356    3,037,862
 ----------   ----------   ----------  ------------  -----------  -----------  ------------  ------------  -----------

 (499,341)     1,059,353      245,673      (111,095)   1,585,197      743,624    (1,536,972)    3,369,764    1,280,373

  796,577       (454,099)    (275,023)  (42,080,714)    (360,101)  (2,237,161)  (94,895,107)  (48,026,970)  47,914,985
 ----------   ----------   ----------  ------------  -----------  -----------  ------------  ------------  -----------

  297,236        605,254      (29,350)  (42,191,809)   1,225,096   (1,493,537)  (96,432,079)  (44,657,206)  49,195,358
 ----------   ----------   ----------  ------------  -----------  -----------  ------------  ------------  -----------

 $1,215,765   $1,991,434   $1,267,502  $(19,007,565) $   140,982  $17,331,918  $(51,148,490) $(19,185,850) $52,233,220
 ==========   ==========   ==========  ============  ===========  ===========  ============  ============  ===========

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                     MetLife Stock Index                  Putnam International Stock
                                                          Portfolio                                Portfolio
                                           ---------------------------------------- --------------------------------------
                                             For the       For the       For the      For the       For the      For the
                                            Year Ended    Year Ended    Year Ended   Year Ended    Year Ended   Year Ended
                                           December 31,  December 31,  December 31, December 31,  December 31, December 31,
                                               2001          2000          1999         2001          2000         1999
                                           ------------  ------------  ------------ ------------  ------------ ------------
INVESTMENT INCOME:
Income:
  Dividends............................... $  3,858,667  $ 13,335,508  $12,076,347  $  1,500,375  $   274,114  $ 6,737,411
Expenses:
  Mortality and expense charges...........    2,645,594     2,457,289    1,722,924       327,499      377,435      334,318
                                           ------------  ------------  -----------  ------------  -----------  -----------
Net investment income (loss)..............    1,213,073    10,878,219   10,353,423     1,172,876     (103,321)   6,403,093
                                           ------------  ------------  -----------  ------------  -----------  -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from security
 transactions.............................    4,130,927     6,159,583    3,899,836    (1,661,736)     309,181      528,185
Change in unrealized (depreciation)
 appreciation of investments..............  (48,985,481)  (49,619,601)  24,029,258    (9,202,287)  (5,241,506)  (1,137,521)
                                           ------------  ------------  -----------  ------------  -----------  -----------
Net realized and unrealized (loss) gain on
 investments..............................  (44,854,554)  (43,460,018)  27,929,094   (10,864,023)  (4,932,325)    (609,336)
                                           ------------  ------------  -----------  ------------  -----------  -----------
NET (DECREASE) INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS............................... $(43,641,481) $(32,581,799) $38,282,517  $ (9,691,147) $(5,035,646) $ 5,793,757
                                           ============  ============  ===========  ============  ===========  ===========

                      See Notes to Financial Statements.


    Loomis Sayles High Yield Bond                   Janus Mid Cap                   T. Rowe Price Small Cap Growth
              Portfolio                               Portfolio                               Portfolio
-------------------------------------  ---------------------------------------- -------------------------------------
  For the      For the      For the      For the       For the       For the      For the      For the      For the
 Year Ended   Year Ended   Year Ended   Year Ended    Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
December 31, December 31, December 31, December 31,  December 31,  December 31, December 31, December 31, December 31,
    2001         2000         1999         2001          2000          1999         2001         2000         1999
------------ ------------ ------------ ------------  ------------  ------------ ------------ ------------ ------------
$   923,897   $   2,401    $ 384,074   $         --  $ 11,303,876  $ 5,416,355  $ 3,542,193  $        --   $       --
     64,809      50,458       32,947      1,037,631     1,274,377      432,040      332,644      307,077      159,812
-----------   ---------    ---------   ------------  ------------  -----------  -----------  -----------   ----------
    859,088     (48,057)     351,127     (1,037,631)   10,029,499    4,984,315    3,209,549     (307,077)    (159,812)
-----------   ---------    ---------   ------------  ------------  -----------  -----------  -----------   ----------
   (134,223)    (62,427)    (159,077)    (2,451,549)    3,280,184    1,140,427     (796,014)     759,159       41,394
   (902,997)    (65,158)     384,776    (53,291,667)  (70,128,825)  44,344,823   (6,595,361)  (4,955,737)   6,830,580
-----------   ---------    ---------   ------------  ------------  -----------  -----------  -----------   ----------
 (1,037,220)   (127,585)     225,699    (55,743,216)  (66,848,641)  45,485,250   (7,391,375)  (4,196,578)   6,871,974
-----------   ---------    ---------   ------------  ------------  -----------  -----------  -----------   ----------
$  (178,132)  $(175,642)   $ 576,826   $(56,780,847) $(56,819,142) $50,469,565  $(4,181,826) $(4,503,655)  $6,712,162
===========   =========    =========   ============  ============  ===========  ===========  ===========   ==========

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                            Scudder Global Equity              Harris Oakmark Large Cap Value
                                                                  Portfolio                              Portfolio
                                                    -------------------------------------- -------------------------------------
                                                      For the      For the      For the      For the      For the      For the
                                                     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                    December 31, December 31, December 31, December 31, December 31, December 31,
                                                        2001         2000         1999         2001         2000         1999
                                                    ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME:
Income:
  Dividends........................................ $ 2,319,964   $  64,757    $  486,049    $ 12,105     $ 45,533     $  2,973
Expenses:
  Mortality and expense charges....................     164,713     142,655        86,933      68,617        8,356          615
                                                    -----------   ---------    ----------    --------     --------     --------
Net investment income (loss).......................   2,155,251     (77,898)      399,116     (56,512)      37,177        2,358
                                                    -----------   ---------    ----------    --------     --------     --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from security
 transactions......................................     (71,082)    423,877       272,213      94,596      (27,497)      (5,489)
Change in unrealized (depreciation) appreciation of
 investments.......................................  (5,825,339)   (702,165)    1,937,990     810,284      217,646      (13,841)
                                                    -----------   ---------    ----------    --------     --------     --------
Net realized and unrealized (loss) gain on
 investments.......................................  (5,896,421)   (278,288)    2,210,203     904,880      190,149      (19,330)
                                                    -----------   ---------    ----------    --------     --------     --------
NET (DECREASE) INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................................ $(3,741,170)  $(356,186)   $2,609,319    $848,368     $227,326     $(16,972)
                                                    ===========   =========    ==========    ========     ========     ========

                      See Notes to Financial Statements.


Neuberger Berman Partners Mid Cap Value     T.Rowe Price Large Cap Growth       Lehman Brothers Aggregate Bond Index
               Portfolio                              Portfolio                              Portfolio
--------------------------------------- -------------------------------------- -------------------------------------
  For the       For the      For the      For the      For the      For the      For the      For the      For the
 Year Ended    Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
December 31,  December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2001          2000         1999         2001         2000         1999         2001         2000         1999
------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $ 196,293      $192,122     $13,508     $   8,447    $ 212,097     $  5,264    $  366,468   $1,151,414    $ 24,999
    89,772        16,357         627       103,226       28,064        4,482       154,225       51,779       2,156
 ---------      --------     -------     ---------    ---------     --------    ----------   ----------    --------
   106,521       175,765      12,881       (94,779)     184,033          782       212,243    1,099,635      22,843
 ---------      --------     -------     ---------    ---------     --------    ----------   ----------    --------
   (68,863)       28,891         679      (100,488)       9,246        2,027       210,509       61,931      (1,189)
  (195,526)      444,118      16,713       (92,461)    (515,437)     172,687     1,053,501      (39,445)    (27,533)
 ---------      --------     -------     ---------    ---------     --------    ----------   ----------    --------
  (264,389)      473,009      17,392      (192,949)    (506,191)     174,714     1,264,010       22,486     (28,722)
 ---------      --------     -------     ---------    ---------     --------    ----------   ----------    --------
 $(157,868)     $648,774     $30,273     $(287,728)   $(322,158)    $175,496    $1,476,253   $1,122,121    $ (5,879)
 =========      ========     =======     =========    =========     ========    ==========   ==========    ========

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                            Morgan Stanley EAFE Index Portfolio        Russell 2000 Index Portfolio
                                           -------------------------------------- --------------------------------------
                                             For the      For the      For the      For the      For the      For the
                                            Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                           December 31, December 31, December 31, December 31, December 31, December 31,
                                               2001         2000         1999         2001         2000         1999
-                                          ------------ ------------ ------------ ------------ ------------ ------------
INVESTMENT INCOME:
Income:
  Dividends............................... $    25,460   $  90,887     $ 15,956   $    21,244  $   797,642    $13,398
Expenses:
  Mortality and expense charges...........      63,300      22,497        4,919        68,898       21,802      1,131
                                           -----------   ---------     --------   -----------  -----------    -------
Net investment income (loss)..............     (37,840)     68,390       11,037       (47,654)     775,840     12,267
                                           -----------   ---------     --------   -----------  -----------    -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from security
 transactions.............................    (961,834)    (86,470)      92,428    (1,016,179)     (27,586)    10,610
Change in unrealized (depreciation)
 appreciation of investments..............    (729,479)   (425,063)     160,288     1,215,383   (1,037,181)    41,036
                                           -----------   ---------     --------   -----------  -----------    -------
Net realized and unrealized (loss) gain on
 investments..............................  (1,691,313)   (511,533)     252,716       199,204   (1,064,767)    51,646
                                           -----------   ---------     --------   -----------  -----------    -------
NET (DECREASE) INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS............................... $(1,729,153)  $(443,143)    $263,753   $   151,550  $  (288,927)   $63,913
                                           ===========   =========     ========   ===========  ===========    =======

                      See Notes to Financial Statements.


                           State Street Research Aurora                                           Franklin Templeton
 Putnam Large Cap Growth         Small Cap Value        MetLife Mid Cap Stock Index Janus Growth   Small Cap Growth
        Portfolio                   Portfolio                    Portfolio            Portfolio       Portfolio
-------------------------  ---------------------------- --------------------------  ------------- ------------------
                For the                     For the                     For the        For the         For the
  For the    Period May 1,   For the     Period July 5,   For the    Period July 5, Period May 1,   Period May 1,
 Year Ended     2000 to     Year Ended      2000 to      Year Ended     2000 to        2001 to         2001 to
December 31, December 31,  December 31,   December 31,  December 31,  December 31,  December 31,     December 31,
    2001         2000          2001           2000          2001          2000          2001             2001
------------ ------------- ------------  -------------- ------------ -------------- ------------- ------------------

 $      --     $      --    $   44,265      $ 20,669      $ 24,102      $ 8,945       $     --         $    --
    22,732         1,713        95,291         3,697        42,826        1,923          2,780           1,124
 ---------     ---------    ----------      --------      --------      -------       --------         -------
   (22,732)       (1,713)      (51,026)       16,972       (18,724)       7,022         (2,780)         (1,124)
 ---------     ---------    ----------      --------      --------      -------       --------         -------

  (113,353)       (1,766)      155,882         3,082       (19,531)        (300)       (43,356)         (3,651)
  (585,114)     (173,356)    1,218,805       302,768       294,328       57,307        (11,854)         16,066
 ---------     ---------    ----------      --------      --------      -------       --------         -------
  (698,467)     (175,122)    1,374,687       305,850       274,797       57,007        (55,210)         12,415
 ---------     ---------    ----------      --------      --------      -------       --------         -------
 $(721,199)    $(176,835)   $1,323,661      $322,822      $256,073      $64,029       $(57,990)        $11,291
 =========     =========    ==========      ========      ========      =======       ========         =======

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                     Janus Aspen Growth                    Invesco VIF High Yield
                                                          Portfolio                               Portfolio
                                           --------------------------------------  --------------------------------------
                                                                        For the                                 For the
                                             For the      For the    Period May 3,   For the      For the    Period May 3,
                                            Year Ended   Year Ended     1999 to     Year Ended   Year Ended     1999 to
                                           December 31, December 31, December 31,  December 31, December 31, December 31,
                                               2001         2000         1999          2001         2000         1999
                                           ------------ ------------ ------------- ------------ ------------ -------------
INVESTMENT INCOME:
Income:
  Dividends............................... $   210,720  $   191,433     $    --      $ 29,774     $    --         $--
Expenses:
  Mortality and expense charges...........      25,354       19,763          61           602          42          --
                                           -----------  -----------     -------      --------     -------         ---
Net investment income (loss)..............     185,366      171,670         (61)       29,172         (42)         --
                                           -----------  -----------     -------      --------     -------         ---
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) from security
 transactions.............................  (1,848,663)     (11,878)         79        (3,798)        (11)         --
Change in unrealized (depreciation)
 appreciation of investments..............     498,521   (1,038,841)     10,708       (33,395)     (1,445)         (6)
                                           -----------  -----------     -------      --------     -------         ---
Net realized and unrealized (loss) gain on
 investments..............................  (1,350,142)  (1,050,719)     10,787       (37,193)     (1,456)         (6)
                                           -----------  -----------     -------      --------     -------         ---
NET (DECREASE) INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS............................... $(1,164,776) $  (879,049)    $10,726      $ (8,021)    $(1,498)        $(6)
                                           ===========  ===========     =======      ========     =======         ===

                      See Notes to Financial Statements.


       Invesco VIF Equity Income          Invesco VIF Real Estate Opportunity   Franklin Templeton International Stock
               Portfolio                               Portfolio                               Portfolio
--------------------------------------- --------------------------------------  --------------------------------------
                             For the                                 For the                                 For the
  For the      For the    Period May 3,   For the      For the    Period May 3,   For the      For the    Period May 3,
 Year Ended   Year Ended     1999 to     Year Ended   Year Ended     1999 to     Year Ended   Year Ended     1999 to
December 31, December 31, December 31,  December 31, December 31, December 31,  December 31, December 31, December 31,
    2001         2000         1999          2001         2000         1999          2001         2000         1999
------------ ------------ ------------- ------------ ------------ ------------- ------------ ------------ -------------
  $ 1,779       $ 783          $--        $ 1,183       $   --         $--       $ 203,320     $ 34,323       $ --
      304          58           --            531          288           1           5,484        3,352          5
  -------       -----          ---        -------       ------         ---       ---------     --------       ----
    1,475         725           --            652         (288)         (1)        197,836       30,971         (5)
  -------       -----          ---        -------       ------         ---       ---------     --------       ----
   (1,414)         18           --          1,271          445          --         (18,952)     (35,953)        32
   (4,995)       (596)          45         (3,692)       4,890          84        (287,060)      (6,907)       481
  -------       -----          ---        -------       ------         ---       ---------     --------       ----
   (6,409)       (578)          45         (2,421)       5,335          84        (306,012)     (42,860)       513
  -------       -----          ---        -------       ------         ---       ---------     --------       ----
  $(4,934)      $ 147          $45        $(1,769)      $5,047         $83       $(108,176)    $(11,889)      $508
  =======       =====          ===        =======       ======         ===       =========     ========       ====

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS

                                       Franklin
                                      Templeton
                                      Valuemark                                                           Alger Equity
                                      Small Cap       Davis Venture Value       Loomis Sayles Small Cap      Income
                                      Portfolio            Portfolio                   Portfolio           Portfolio
                                     ------------ --------------------------  --------------------------  ------------
                                                                  For the                     For the
                                       For the      For the    Period July 5,   For the    Period July 5,   For the
                                      Year Ended   Year Ended     2000 to      Year Ended     2000 to      Year Ended
                                     December 31, December 31,  December 31,  December 31,  December 31,  December 31,
                                         2001         2001          2000          2001          2000          2001
                                     ------------ ------------ -------------- ------------ -------------- ------------
INVESTMENT INCOME:
Income:
 Dividends..........................    $   56     $ 192,850      $    --       $ 86,281       $   --       $    --
Expenses:
 Mortality and expense charges......       177        39,662        1,697         11,207          629           121
                                        ------     ---------      -------       --------       ------       -------
Net investment income (loss)........      (121)      153,188       (1,697)        75,074         (629)         (121)
                                        ------     ---------      -------       --------       ------       -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from
 security transactions..............      (480)      (46,987)        (482)       (35,645)         (42)         (175)
Change in unrealized (depreciation)
 appreciation of investments........     4,364      (437,523)      27,591        (62,611)       5,980        (5,126)
                                        ------     ---------      -------       --------       ------       -------
Net realized and unrealized (loss)
 gain on investments................     3,884      (484,510)      27,109        (98,256)       5,938        (5,301)
                                        ------     ---------      -------       --------       ------       -------
NET (DECREASE) INCREASE ON NET
 ASSETS RESULTING FROM OPERATIONS...    $3,763     $(331,322)     $25,412       $(23,182)      $5,309       $(5,422)
                                        ======     =========      =======       ========       ======       =======

                      See Notes to Financial Statements.

                          State Street
    MFS          MFS        Research     Westpeak      Harris     Salomon Brothers    Salomon
 Investors     Research       Bond       Growth &    Oakmark Mid   Strategic Bond  Brothers U.S.      Alliance Growth &
   Trust       Managers      Income       Income      Cap Value    Opportunities    Government         Income--Class B
 Portfolio    Portfolio    Portfolio    Portfolio     Portfolio      Portfolio       Portfolio            Portfolio
------------ ------------ ------------ ------------ ------------- ---------------- ------------- ----------------------------
                                                       For the        For the         For the
  For the      For the      For the      For the    Period May 1,  Period May 1,   Period May 1,   For the    For the Period
 Year Ended   Year Ended   Year Ended   Year Ended     2001 to        2001 to         2001 to     Year Ended  September 30 to
December 31, December 31, December 31, December 31, December 31,    December 31,   December 31,  December 31,  December 31,
    2001         2001         2001         2001         2001            2001           2001          2001          2000
------------ ------------ ------------ ------------ ------------- ---------------- ------------- ------------ ---------------
  $    --       $  386      $17,303      $    --      $     --         $   --         $    --      $ 3,229        $   --
    1,179          749        1,255           69         9,775            894           1,841        1,034            --
  -------       ------      -------      -------      --------         ------         -------      -------        ------
   (1,179)        (363)      16,048          (69)       (9,775)          (894)         (1,841)       2,195            --
  -------       ------      -------      -------      --------         ------         -------      -------        ------
   (5,896)       1,304         (156)         (77)          (43)           117           5,065         (318)           --
    4,527         (346)      (1,312)      (2,467)      279,801          4,621          (2,273)      24,267         2,702
  -------       ------      -------      -------      --------         ------         -------      -------        ------
   (1,369)         958       (1,468)      (2,544)      279,758          4,738           2,792       23,949         2,702
  -------       ------      -------      -------      --------         ------         -------      -------        ------
  $(2,548)      $  595      $14,580      $(2,613)     $269,983         $3,844         $   951      $26,144        $2,702
  =======       ======      =======      =======      ========         ======         =======      =======        ======

                     Metropolitan Life Separate Account UL

                            STATEMENT OF OPERATIONS

                                                                                 Fidelity VIP II
                                       Alliance       Alliance   Fidelity VIP II  Asset Manager  Fidelity VIP    American
                                   Premier Growth-- Technology--  Contrafund--      Growth--       Growth--        Funds
                                       Class B        Class B     Service Class   Service Class  Service Class    Growth
                                      Portfolio      Portfolio      Portfolio       Portfolio      Portfolio     Portfolio
                                   ---------------- ------------ --------------- --------------- ------------- -------------
                                                                                                                  For the
                                       For the        For the        For the         For the        For the    Period May 1,
                                      Year Ended     Year Ended    Year Ended      Year Ended     Year Ended      2001 to
                                     December 31,   December 31,  December 31,    December 31,   December 31,  December 31,
                                         2001           2001          2001            2001           2001          2001
                                   ---------------- ------------ --------------- --------------- ------------- -------------
INVESTMENT INCOME:
Income:
 Dividends........................      $   --        $    782        $  --          $    --        $    --      $ 134,864
Expenses:
 Mortality and expense charges....         104             121           57              233            243          6,807
                                        ------        --------        -----          -------        -------      ---------
Net investment income (loss)......        (104)            661          (57)            (233)          (243)       128,057
                                        ------        --------        -----          -------        -------      ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) from
 security transactions............        (138)        (19,763)         (27)             113         (3,407)       (95,342)
Change in unrealized
 (depreciation) appreciation of
 investments......................       1,299          (2,681)        (253)          (1,597)        (3,078)       (17,189)
                                        ------        --------        -----          -------        -------      ---------
Net realized and unrealized (loss)
 gain on investments..............       1,161         (22,444)        (280)          (1,484)        (6,485)      (112,531)
                                        ------        --------        -----          -------        -------      ---------
NET (DECREASE) INCREASE IN NET
 ASSETS RESULTING FROM OPERATIONS.      $1,057        $(21,783)       $(337)         $(1,717)       $(6,728)     $  15,526
                                        ======        ========        =====          =======        =======      =========

                      See Notes to Financial Statements.


American Funds   American Funds  JPM Enhanced  MFS Mid Cap  MFS Research      PIMCO         PIMCO
Growth & Income Global Small Cap    Index        Growth     International Total Return   Innovations
   Portfolio       Portfolio      Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
--------------- ---------------- ------------ ------------- ------------- ------------- -------------
    For the         For the                      For the       For the       For the       For the
 Period May 1,   Period May 1,     For the    Period May 1, Period May 1, Period May 1, Period May 1,
    2001 to         2001 to       Year Ended     2001 to       2001 to       2001 to       2001 to
 December 31,     December 31,   December 31, December 31,  December 31,  December 31,  December 31,
     2001             2001           2001         2001          2001          2001          2001
--------------- ---------------- ------------ ------------- ------------- ------------- -------------
   $ 20,236         $  7,147        $  --        $    --       $   174      $ 26,164       $    --
      5,104            1,216           13            940           525         2,322         1,528
   --------         --------        -----        -------       -------      --------       -------
     15,132            5,931          (13)          (940)         (351)       23,842        (1,528)
   --------         --------        -----        -------       -------      --------       -------
    (13,398)         (18,714)         (25)        (1,372)       (4,107)        1,564        (9,873)
     55,397           46,579         (320)        11,239         1,444       (14,155)        4,179
   --------         --------        -----        -------       -------      --------       -------
     41,999           27,865         (345)         9,867        (2,663)      (12,591)       (5,694)
   --------         --------        -----        -------       -------      --------       -------
   $ 57,131         $ 33,796        $(358)       $ 8,927       $(3,014)     $ 11,251       $(7,222)
   ========         ========        =====        =======       =======      ========       =======

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                                               State Street Research Investment
                                                       Trust Portfolio
                                          -----------------------------------------
                                            For the        For the       For the
                                           Year Ended     Year Ended    Year Ended
                                          December 31,   December 31,  December 31,
                                              2001           2000          1999
                                          -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
 From operations:
   Net investment income (loss).......... $  48,301,051  $  1,040,518  $ 40,828,191
   Net realized gain (loss) from
    security transactions................       731,187     5,846,334     3,593,964
   Change in unrealized (depreciation)
    appreciation of investments..........  (122,469,738)  (37,904,600)   16,515,105
                                          -------------  ------------  ------------
   Net (decrease) increase in net
    assets resulting from operations.....   (73,437,500)  (31,017,748)   60,937,260
                                          -------------  ------------  ------------
 From capital transactions:
   Net premiums..........................    80,046,712    78,775,448    76,267,713
   Redemptions...........................   (15,513,042)  (15,714,936)  (15,563,840)
   Net portfolio transfers...............     2,751,095    (7,049,932)    3,590,588
   Other net transfers...................   (40,534,492)  (41,272,460)  (38,125,701)
                                          -------------  ------------  ------------
   Net increase (decrease) in net
    assets resulting from capital
    transactions.........................    26,750,273    14,738,120    26,168,760
                                          -------------  ------------  ------------
NET CHANGE IN NET ASSETS.................   (46,687,227)  (16,279,628)   87,106,020
NET ASSETS--BEGINNING OF PERIOD..........   403,388,541   419,668,169   332,562,149
                                          -------------  ------------  ------------
NET ASSETS--END OF PERIOD................ $ 356,701,314  $403,388,541  $419,668,169
                                          =============  ============  ============

                      See Notes to Financial Statements.

State Street Research Income Portfolio  State Street Research Money Market Portfolio
--------------------------------------  -------------------------------------------
  For the       For the      For the      For the          For the       For the
 Year Ended    Year Ended   Year Ended   Year Ended       Year Ended    Year Ended
December 31,  December 31, December 31, December 31,     December 31,  December 31,
    2001          2000         1999         2001             2000          1999
------------  ------------ ------------ ------------     ------------  ------------
$  5,079,551  $  (553,925) $ 3,681,974  $   918,529      $  1,386,180  $  1,296,852
     400,181     (764,188)      15,187     (499,341)        1,059,353       245,673
    (136,424)   8,375,071   (5,496,396)     796,577          (454,099)     (275,023)
------------  -----------  -----------  -----------      ------------  ------------
   5,343,308    7,056,958   (1,799,235)   1,215,765         1,991,434     1,267,502
------------  -----------  -----------  -----------      ------------  ------------
  14,224,980   16,247,550   15,797,917   17,936,134        35,316,006    35,768,800
  (3,623,665)  (2,164,427)  (1,719,595)  (1,689,474)      (18,249,957)     (296,905)
   3,006,543   (4,736,604)   2,922,342   (4,603,225)      (27,922,080)  (23,898,442)
 (15,758,248)  (6,051,666)  (6,009,960)  (1,666,768)       (2,674,970)   (2,027,635)
------------  -----------  -----------  -----------      ------------  ------------
  (2,150,390)   3,294,853   10,990,704    9,976,667       (13,531,001)    9,545,818
------------  -----------  -----------  -----------      ------------  ------------
   3,192,918   10,351,811    9,191,469   11,192,432       (11,539,567)   10,813,320
  75,983,251   65,631,440   56,439,971   21,533,915        33,073,482    22,260,162
------------  -----------  -----------  -----------      ------------  ------------
$ 79,176,169  $75,983,251  $65,631,440  $32,726,347      $ 21,533,915  $ 33,073,482
============  ===========  ===========  ===========      ============  ============

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                               State Street Research Diversified Portfolio
                                                                               ------------------------------------------
                                                                                 For the         For the       For the
                                                                                Year Ended      Year Ended    Year Ended
                                                                               December 31,    December 31,  December 31,
                                                                                   2001            2000          1999
                                                                               ------------    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
   Net investment income (loss)............................................... $ 23,184,244    $ (1,084,114) $ 18,825,455
   Net realized gain (loss) from security transactions........................     (111,095)      1,585,197       743,624
   Change in unrealized (depreciation) appreciation of investments............  (42,080,714)       (360,101)   (2,237,161)
                                                                               ------------    ------------  ------------
   Net (decrease) increase in net assets resulting from operations............  (19,007,565)        140,982    17,331,918
                                                                               ------------    ------------  ------------
  From capital transactions:
   Net premiums...............................................................   55,767,097      53,773,281    54,466,186
   Redemptions................................................................   (8,333,720)     (9,860,611)   (8,542,813)
   Net portfolio transfers....................................................    8,413,016      (3,492,574)    2,267,794
   Other net transfers........................................................  (31,250,185)    (28,128,760)  (26,640,820)
                                                                               ------------    ------------  ------------
   Net increase (decrease) in net assets resulting from capital transactions..   24,596,208      12,291,336    21,550,347
                                                                               ------------    ------------  ------------
NET CHANGE IN NET ASSETS......................................................    5,588,643      12,432,318    38,882,265
NET ASSETS--BEGINNING OF PERIOD...............................................  260,135,023     247,702,705   208,820,440
                                                                               ------------    ------------  ------------
NET ASSETS--END OF PERIOD..................................................... $265,723,666    $260,135,023  $247,702,705
                                                                               ============    ============  ============

                      See Notes to Financial Statements.

State Street Research Aggressive Growth Portfolio       MetLife Stock Index Portfolio
------------------------------------------------  ----------------------------------------
   For the            For the         For the       For the       For the       For the
  Year Ended         Year Ended      Year Ended    Year Ended    Year Ended    Year Ended
 December 31,       December 31,    December 31,  December 31,  December 31,  December 31,
     2001               2000            1999          2001          2000          1999
------------       ------------    ------------   ------------  ------------  ------------
$ 45,283,589       $ 25,471,356    $  3,037,862   $  1,213,073  $ 10,878,219  $ 10,353,423
  (1,536,972)         3,369,764       1,280,373      4,130,927     6,159,583     3,899,836
 (94,895,107)       (48,026,970)     47,914,985    (48,985,481)  (49,619,601)   24,029,258
 ------------       ------------    ------------  ------------  ------------  ------------
 (51,148,490)       (19,185,850)     52,233,220    (43,641,481)  (32,581,799)   38,282,517
 ------------       ------------    ------------  ------------  ------------  ------------
  42,942,155         41,898,360      41,977,555    113,949,042   101,155,153    80,432,444
  (6,486,474)       (10,429,472)     (6,935,090)   (11,030,629)   (8,709,802)   (5,037,136)
   1,097,789           (209,434)     (8,586,687)    19,393,554    32,416,473    20,459,060
 (19,697,556)       (21,759,150)    (18,101,172)   (45,631,351)  (39,683,105)  (31,708,703)
 ------------       ------------    ------------  ------------  ------------  ------------
  17,855,914          9,500,304       8,354,606     76,680,616    85,178,719   864,145,665
 ------------       ------------    ------------  ------------  ------------  ------------
 (33,292,576)        (9,685,546)     60,587,826     33,039,135    52,596,920   102,428,182
 204,984,440        214,669,986     154,082,160    313,891,778   261,294,858   158,866,676
 ------------       ------------    ------------  ------------  ------------  ------------
$171,691,864       $204,984,440    $214,669,986   $346,930,913  $313,891,778  $261,294,858
 ============       ============    ============  ============  ============  ============

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                Putnam International Stock Portfolio
                                                                               -------------------------------------
                                                                                 For the      For the      For the
                                                                                Year Ended   Year Ended   Year Ended
                                                                               December 31, December 31, December 31,
                                                                                   2001         2000         1999
-                                                                              ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
   Net investment income (loss)............................................... $ 1,172,876  $  (103,321) $ 6,403,093
   Net realized gain (loss) from security transactions........................  (1,661,736)     309,181      528,185
   Change in unrealized (depreciation) appreciation of investments............  (9,202,287)  (5,241,506)  (1,137,521)
                                                                               -----------  -----------  -----------
   Net (decrease) increase in net assets resulting from operations............  (9,691,147)  (5,035,646)   5,793,757
                                                                               -----------  -----------  -----------
  From capital transactions:
   Net premiums...............................................................   9,615,907    9,900,638    8,765,614
   Redemptions................................................................  (1,289,983)  (2,135,289)  (1,805,287)
   Net portfolio transfers....................................................     323,092      760,648   (1,507,125)
   Other net transfers........................................................  (4,148,436)  (3,943,304)  (3,575,131)
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from capital transactions..   4,500,580    4,582,693    1,878,071
                                                                               -----------  -----------  -----------
NET CHANGE IN NET ASSETS......................................................  (5,190,567)    (452,953)   7,671,828
NET ASSETS--BEGINNING OF PERIOD...............................................  43,471,608   43,924,561   36,252,733
                                                                               -----------  -----------  -----------
NET ASSETS--END OF PERIOD..................................................... $38,281,041  $43,471,608  $43,924,561
                                                                               ===========  ===========  ===========

                      See Notes to Financial Statements.

Loomis Sayles High Yield Bond Portfolio          Janus Mid Cap Portfolio
--------------------------------------  ----------------------------------------
  For the       For the      For the      For the       For the       For the
 Year Ended    Year Ended   Year Ended   Year Ended    Year Ended    Year Ended
December 31,  December 31, December 31, December 31,  December 31,  December 31,
    2001          2000         1999         2001          2000          1999
------------  ------------ ------------ ------------  ------------  ------------
 $  859,088    $  (48,057)  $  351,127  $ (1,037,631) $ 10,029,499  $  4,984,315
   (134,223)      (62,427)    (159,077)   (2,451,549)    3,280,184     1,140,427
   (902,997)      (65,158)     384,776   (53,291,667)  (70,128,825)   44,344,823
 ----------    ----------   ----------  ------------  ------------  ------------
   (178,132)     (175,642)     576,826   (56,780,847)  (56,819,142)   50,469,565
 ----------    ----------   ----------  ------------  ------------  ------------
  2,653,126     2,272,880    1,766,270    74,363,749    64,927,917    31,140,404
   (478,731)     (256,031)    (387,694)   (3,144,623)   (3,404,065)   (1,283,943)
    807,014       762,530    1,046,383     3,860,189    39,706,625    24,344,237
   (872,472)     (644,203)    (587,488)  (23,970,747)  (26,632,666)  (12,718,059)
 ----------    ----------   ----------  ------------  ------------  ------------
  2,108,937     2,135,176    1,837,471    51,108,568    74,597,811    41,482,639
 ----------    ----------   ----------  ------------  ------------  ------------
  1,930,805     1,959,534    2,414,297    (5,672,279)   17,778,669    91,952,204
  6,913,742     4,954,208    2,539,911   130,857,420   113,078,751    21,126,547
 ----------    ----------   ----------  ------------  ------------  ------------
 $8,844,547    $6,913,742   $4,954,208  $125,185,141  $130,857,420  $113,078,751
 ==========    ==========   ==========  ============  ============  ============

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                                          T. Rowe Price Small Cap Growth Portfolio
                                          ---------------------------------------
                                            For the        For the      For the
                                           Year Ended     Year Ended   Year Ended
                                          December 31,   December 31, December 31,
                                              2001           2000         1999
-                                         ------------   ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
 From operations:
   Net investment income (loss).......... $ 3,209,549    $  (307,077) $  (159,812)
   Net realized gain (loss) from
   security transactions.................    (796,014)       759,159       41,394
   Change in unrealized (depreciation)
   appreciation of investments...........  (6,595,361)    (4,955,737)   6,830,580
                                          -----------    -----------  -----------
   Net (decrease) increase in net
    assets resulting from operations.....  (4,181,826)    (4,503,655)   6,712,162
                                          -----------    -----------  -----------
 From capital transactions:
   Net premiums..........................  15,023,523     13,173,661   10,707,741
   Redemptions...........................  (2,577,320)      (960,930)    (556,621)
   Net portfolio transfers...............    (372,409)     7,018,243    5,288,531
   Other net transfers...................  (5,350,422)    (4,758,398)  (3,307,953)
                                          -----------    -----------  -----------
   Net increase (decrease) in net
    assets resulting from capital
    transactions.........................   6,723,372     14,472,576   12,131,698
                                          -----------    -----------  -----------
NET CHANGE IN NET ASSETS.................   2,541,546      9,968,921   18,843,860
NET ASSETS--BEGINNING OF PERIOD..........  42,118,242     32,149,321   13,305,461
                                          -----------    -----------  -----------
NET ASSETS--END OF PERIOD................ $44,659,788    $42,118,242  $32,149,321
                                          ===========    ===========  ===========

                      See Notes to Financial Statements.

    Scudder Global Equity Portfolio     Harris Oakmark Large Cap Value Portfolio
 -------------------------------------  ---------------------------------------
   For the      For the      For the      For the        For the      For the
  Year Ended   Year Ended   Year Ended   Year Ended     Year Ended   Year Ended
 December 31, December 31, December 31, December 31,   December 31, December 31,
     2001         2000         1999         2001           2000         1999
 ------------ ------------ ------------ ------------   ------------ ------------
 $ 2,155,251  $   (77,898) $   399,116  $   (56,512)    $   37,177    $  2,358
     (71,082)     423,877      272,213       94,596        (27,497)     (5,489)
  (5,825,339)    (702,165)   1,937,990      810,284        217,646     (13,841)
 -----------  -----------  -----------  -----------     ----------    --------
  (3,741,170)    (356,186)   2,609,319      848,368        227,326     (16,972)
 -----------  -----------  -----------  -----------     ----------    --------
   7,562,752    6,536,768    4,574,226    4,073,390        715,820     125,384
    (630,613)    (543,240)    (541,665)    (268,807)       (22,511)     (8,780)
     603,395    1,878,567      985,125    9,043,603      1,142,472     224,137
  (2,572,779)  (2,129,044)  (1,431,966)  (1,466,228)      (296,592)     15,729
 -----------  -----------  -----------  -----------     ----------    --------
   4,962,755    5,743,051    3,585,720   11,381,958      1,539,189     356,470
 -----------  -----------  -----------  -----------     ----------    --------
   1,221,585    5,386,865    6,195,039   12,230,326      1,766,515     339,498
  19,884,762   14,497,897    8,302,858    2,106,013        339,498          --
 -----------  -----------  -----------  -----------     ----------    --------
 $21,106,347  $19,884,762  $14,497,897  $14,336,339     $2,106,013    $339,498
 ===========  ===========  ===========  ===========     ==========    ========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     Neuberger Berman Partners
                                                                                      Mid Cap Value Portfolio
                                                                               -------------------------------------
                                                                                 For the      For the      For the
                                                                                Year Ended   Year Ended   Year Ended
                                                                               December 31, December 31, December 31,
                                                                                   2001         2000         1999
                                                                               ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
   Net investment income (loss)............................................... $   106,521   $  175,765    $ 12,881
   Net realized gain (loss) from security transactions........................     (68,863)      28,891         679
   Change in unrealized (depreciation) appreciation of investments............    (195,526)     444,118      16,713
                                                                               -----------   ----------    --------
   Net (decrease) increase in net assets resulting from operations............    (157,868)     648,774      30,273
                                                                               -----------   ----------    --------
  From capital transactions:
   Net premiums...............................................................   5,746,048    1,424,997     162,181
   Redemptions................................................................     (57,006)     (48,928)         --
   Net portfolio transfers....................................................   4,766,372    4,051,096     433,203
   Other net transfers........................................................  (2,321,908)    (529,061)    (33,367)
                                                                               -----------   ----------    --------
   Net increase (decrease) in net assets resulting from capital transactions..   8,133,506    4,898,104     562,017
                                                                               -----------   ----------    --------
NET CHANGE IN NET ASSETS......................................................   7,975,638    5,546,878     592,290
NET ASSETS--BEGINNING OF PERIOD...............................................   6,139,168      592,290          --
                                                                               -----------   ----------    --------
NET ASSETS--END OF PERIOD..................................................... $14,114,806   $6,139,168    $592,290
                                                                               ===========   ==========    ========

                      See Notes to Financial Statements.

        T. Rowe Price Large Cap               Lehman Brothers Aggregate
            Growth Portfolio                     Bond Index Portfolio
 -------------------------------------  -------------------------------------
   For the      For the      For the      For the      For the      For the
  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
 December 31, December 31, December 31, December 31, December 31, December 31,
     2001         2000         1999         2001         2000         1999
 ------------ ------------ ------------ ------------ ------------ ------------
 $   (94,779) $   184,033   $      782  $   212,243  $ 1,099,635    $ 22,843
    (100,488)       9,246        2,027      210,509       61,931      (1,189)
     (92,461)    (515,437)     172,687    1,053,501      (39,445)    (27,533)
 -----------  -----------   ----------  -----------  -----------    --------
    (287,728)    (322,158)     175,496    1,476,253    1,122,121      (5,879)
 -----------  -----------   ----------  -----------  -----------    --------
   8,996,035    2,941,543      141,433    8,533,067    6,001,873      93,732
     (60,227)     (19,075)          --   (1,024,276)    (253,963)     (1,012)
   8,736,398    4,471,715    1,037,195   11,244,179   12,581,907     484,526
  (3,536,498)  (1,062,875)    (100,729)  (2,262,688)    (657,185)    (10,326)
 -----------  -----------   ----------  -----------  -----------    --------
  14,135,708    6,331,308    1,077,899   16,490,282   17,672,632     566,920
 -----------  -----------   ----------  -----------  -----------    --------
  13,847,980    6,009,150    1,253,395   17,966,535   18,794,753     561,041
   7,262,545    1,253,395           --   19,355,794      561,041          --
 -----------  -----------   ----------  -----------  -----------    --------
 $21,110,525  $ 7,262,545   $1,253,395  $37,322,329  $19,355,794    $561,041
 ===========  ===========   ==========  ===========  ===========    ========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        Morgan Stanley EAFE
                                                                                          Index Portfolio
                                                                               -------------------------------------
                                                                                 For the      For the      For the
                                                                                Year Ended   Year Ended   Year Ended
                                                                               December 31, December 31, December 31,
                                                                                   2001         2000         1999
                                                                               ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
   Net investment income (loss)............................................... $   (37,840)  $   68,390   $   11,037
   Net realized gain (loss) from security transactions........................    (961,834)     (86,470)      92,428
   Change in unrealized (depreciation) appreciation of investments............    (729,479)    (425,063)     160,288
                                                                               -----------   ----------   ----------
   Net (decrease) increase in net assets resulting from operations............  (1,729,153)    (443,143)     263,753
                                                                               -----------   ----------   ----------
  From capital transactions:
   Net premiums...............................................................   4,890,376    1,984,111      139,276
   Redemptions................................................................    (722,285)     (25,611)      (1,812)
   Net portfolio transfers....................................................   4,395,203    3,730,891      862,477
   Other net transfers........................................................  (1,819,787)    (682,554)     (42,032)
                                                                               -----------   ----------   ----------
   Net increase (decrease) in net assets resulting from capital transactions..   6,743,507    5,006,837      957,909
                                                                               -----------   ----------   ----------
NET CHANGE IN NET ASSETS......................................................   5,014,354    4,563,694    1,221,662
NET ASSETS--BEGINNING OF PERIOD...............................................   5,785,356    1,221,662           --
                                                                               -----------   ----------   ----------
NET ASSETS--END OF PERIOD..................................................... $10,799,710   $5,785,356   $1,221,662
                                                                               ===========   ==========   ==========

                      See Notes to Financial Statements.

             Russell 2000                   Putnam Large Cap      State Street Research Aurora
           Index Portfolio                  Growth Portfolio       Small Cap Value Portfolio
-------------------------------------  -------------------------  ---------------------------
                                                       For the                     For the
  For the      For the      For the      For the    Period May 1, For the Year  Period July 5,
 Year Ended   Year Ended   Year Ended   Year Ended     2000 to       Ended         2000 to
December 31, December 31, December 31, December 31, December 31,  December 31,   December 31,
    2001         2000         1999         2001         2000          2001           2000
------------ ------------ ------------ ------------ ------------- ------------  --------------
$   (47,654) $   775,840    $ 12,267   $ (22,732)    $   (1,713)  $   (51,026)    $   16,972
 (1,016,179)     (27,586)     10,610     (113,353)       (1,766)      155,882          3,082
  1,215,383   (1,037,181)     41,036     (585,114)     (173,356)    1,218,805        302,768
-----------  -----------    --------    ----------   ----------   -----------     ----------
    151,550     (288,927)     63,913     (721,199)     (176,835)    1,323,661        322,822
-----------  -----------    --------    ----------   ----------   -----------     ----------
  5,343,692    2,510,031     214,532    2,425,615       306,843     7,040,736        335,643
   (375,673)     (45,875)     (1,472)     (23,841)       (5,695)      (81,569)       (11,356)
  1,811,235    3,956,271     219,845    2,239,800       915,075    11,247,758      2,585,881
 (2,007,235)    (882,331)    (44,830)    (878,209)      (80,881)   (2,656,308)      (102,034)
-----------  -----------    --------    ----------   ----------   -----------     ----------
  4,772,019    5,538,096     388,075    3,763,365     1,135,342    15,550,617      2,808,134
-----------  -----------    --------    ----------   ----------   -----------     ----------
  4,923,569    5,249,169     451,988    3,042,166       958,507    16,874,278      3,130,956
  5,701,157      451,988          --      958,507            --     3,130,956             --
-----------  -----------    --------    ----------   ----------   -----------     ----------
$10,624,726  $ 5,701,157    $451,988   $4,000,673    $  958,507   $20,005,234     $3,130,956
===========  ===========    ========    ==========   ==========   ===========     ==========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                    Janus
                                                                               MetLife Mid Cap Stock Index         Growth
                                                                                        Portfolio                 Portfolio
                                                                               --------------------------       -------------
                                                                                                   For the         For the
                                                                                 For the        Period July 5,  Period May 1,
                                                                                Year Ended         2000 to         2001 to
                                                                               December 31,      December 31,   December 31,
                                                                                   2001              2000           2001
                                                                               ------------     --------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
   Net investment income (loss)............................................... $   (18,724)       $    7,022     $   (2,780)
   Net realized gain (loss) from security transactions........................     (19,531)           (300)        (43,356)
   Change in unrealized (depreciation) appreciation of investments............     294,328          57,307         (11,854)
                                                                               -----------        ----------     ----------
   Net (decrease) increase in net assets resulting from operations............     256,073            64,029        (57,990)
                                                                               -----------        ----------     ----------
  From capital transactions:
   Net premiums...............................................................   4,147,919         240,407         311,526
   Redemptions................................................................     (16,900)         (8,675)             --
   Net portfolio transfers....................................................   4,052,437       1,949,602         817,361
   Other net transfers........................................................  (1,566,864)        (99,172)       (118,215)
                                                                               -----------        ----------     ----------
   Net increase (decrease) in net assets resulting from capital transactions..   6,616,592         2,082,162      1,010,672
                                                                               -----------        ----------     ----------
NET CHANGE IN NET ASSETS......................................................   6,872,665         2,146,191        952,682
NET ASSETS--BEGINNING OF PERIOD...............................................   2,146,191                --             --
                                                                               -----------        ----------     ----------
NET ASSETS--END OF PERIOD..................................................... $ 9,018,856        $2,146,191     $  952,682
                                                                               ===========        ==========     ==========

                      See Notes to Financial Statements.

  Franklin
  Templeton
  Small Cap
   Growth
  Portfolio        Janus Aspen Growth Portfolio          Invesco VIF High Yield Portfolio
------------- --------------------------------------  --------------------------------------
   For the                                 For the                                 For the
Period May 1,   For the      For the    Period May 3,   For the      For the    Period May 3,
   2001 to     Year Ended   Year Ended     1999 to     Year Ended   Year Ended     1999 to
December 31,  December 31, December 31, December 31,  December 31, December 31, December 31,
    2001          2001         2000         1999          2001         2000         1999
------------- ------------ ------------ ------------- ------------ ------------ -------------
  $ (1,124)   $   185,366  $   171,670     $   (61)     $ 29,172     $   (42)      $   --
    (3,651)    (1,848,663)     (11,878)         79        (3,798)        (11)          --
    16,066        498,521   (1,038,841)     10,708       (33,395)     (1,445)          (6)
  --------    -----------  -----------     -------      --------     -------       ------
    11,291     (1,164,776)    (879,049)     10,726        (8,021)     (1,498)          (6)
  --------    -----------  -----------     -------      --------     -------       ------
   107,629        779,753    1,494,340          99       213,527       2,194           --
      (802)    (2,741,484)        (102)         --            --          --           --
   369,945        254,486    4,654,955      86,070        71,476       7,138        3,236
   (30,931)      (189,372)    (346,372)       (522)      (13,506)       (239)          (3)
  --------    -----------  -----------     -------      --------     -------       ------
   445,841     (1,896,617)   5,802,821      85,647       271,497       9,093        3,233
  --------    -----------  -----------     -------      --------     -------       ------
   457,132     (3,061,393)   4,923,772      96,373       263,476       7,595        3,227
        --      5,020,145       96,373          --        10,822       3,227           --
  --------    -----------  -----------     -------      --------     -------       ------
  $457,132    $ 1,958,752  $ 5,020,145     $96,373      $274,298     $10,822       $3,227
  ========    ===========  ===========     =======      ========     =======       ======

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Invesco VIF Equity Income Portfolio
                                                                               ---------------------------------------
                                                                                                            For the
                                                                                 For the      For the    Period May 3,
                                                                                Year Ended   Year Ended     1999 to
                                                                               December 31, December 31, December 31,
                                                                                   2001         2000         1999
                                                                               ------------ ------------ -------------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
   Net investment income (loss)...............................................   $  1,475     $   725       $   --
   Net realized gain (loss) from security transactions........................     (1,414)         18           --
   Change in unrealized (depreciation) appreciation of investments............     (4,995)       (596)          45
                                                                                 --------     -------       ------
   Net (decrease) increase in net assets resulting from operations............     (4,934)        147           45
                                                                                 --------     -------       ------
  From capital transactions:
   Net premiums...............................................................      5,886       7,244           --
   Redemptions................................................................       (780)         --           --
   Net portfolio transfers....................................................    112,018       1,027        5,802
   Other net transfers........................................................     (3,589)       (413)          25
                                                                                 --------     -------       ------
   Net increase (decrease) in net assets resulting from capital transactions..    113,535       7,858        5,827
                                                                                 --------     -------       ------
NET CHANGE IN NET ASSETS......................................................    108,601       8,005        5,872
NET ASSETS--BEGINNING OF PERIOD...............................................     13,877       5,872           --
                                                                                 --------     -------       ------
NET ASSETS--END OF PERIOD.....................................................   $122,478     $13,877       $5,872
                                                                                 ========     =======       ======

                      See Notes to Financial Statements.

Invesco VIF Real Estate Opportunity Portfolio Franklin Templeton International Stock Portfolio
--------------------------------------------  -----------------------------------------------
                                   For the                                          For the
  For the            For the    Period May 3,   For the              For the     Period May 3,
 Year Ended         Year Ended     1999 to     Year Ended           Year Ended      1999 to
December 31,       December 31, December 31,  December 31,         December 31,  December 31,
    2001               2000         1999          2001                 2000          1999
------------       ------------ ------------- ------------         ------------  -------------
 $     652           $   (288)     $   (1)     $  197,836           $   30,971      $   (5)
     1,271                445          --         (18,952)             (35,953)         32
    (3,692)             4,890          84        (287,060)              (6,907)        481
 ---------           --------      ------      ----------           ----------      ------
    (1,769)             5,047          83        (108,176)             (11,889)        508
 ---------           --------      ------      ----------           ----------      ------
     3,478              1,795          --         461,547              199,820       1,166
        --                 --          --        (236,261)              (1,160)         --
   (24,700)           107,017       1,524         589,847              922,250       5,208
    (2,641)              (709)        (23)        (39,531)             (16,624)        (50)
 ---------           --------      ------      ----------           ----------      ------
   (23,863)           108,103       1,501         775,602            1,104,286       6,324
 ---------           --------      ------      ----------           ----------      ------
   (25,632)           113,150       1,584         667,426            1,092,397       6,832
   114,734              1,584          --       1,099,229                6,832          --
 ---------           --------      ------      ----------           ----------      ------
 $  89,102           $114,734      $1,584      $1,766,655           $1,099,229      $6,832
 =========           ========      ======      ==========           ==========      ======

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                 Franklin
                                                Templeton
                                                Valuemark              Davis
                                                Small Cap          Venture Value
                                                Portfolio            Portfolio
                                               ------------ --------------------------
                                                                            For the
                                                 For the      For the    Period July 5,
                                                Year Ended   Year Ended     2000 to
                                               December 31, December 31,  December 31,
                                                   2001         2001          2000
                                               ------------ ------------ --------------
INCREASE (DECREASE) IN NET ASSETS
 From operations:
   Net investment income (loss)...............   $   (121)  $   153,188    $   (1,697)
   Net realized gain (loss) from security
    transactions..............................       (480)      (46,987)         (482)
   Change in unrealized (depreciation)
    appreciation of investments...............      4,364      (437,523)       27,591
                                                 --------   -----------    ----------
   Net (decrease) increase in net assets
    resulting from operations.................      3,763      (331,322)       25,412
                                                 --------   -----------    ----------
 From capital transactions:
   Net premiums...............................     32,699     3,338,434       199,454
   Redemptions................................         --       (44,938)       (6,528)
   Net portfolio transfers....................     69,587     4,710,785       973,687
   Other net transfers........................     (3,042)   (1,312,198)      (55,246)
                                                 --------   -----------    ----------
   Net increase (decrease) in net assets
    resulting from capital transactions.......     99,244     6,692,083     1,111,367
                                                 --------   -----------    ----------
NET CHANGE IN NET ASSETS......................    103,007     6,360,761     1,136,779
NET ASSETS--BEGINNING OF PERIOD...............         --     1,136,779            --
                                                 --------   -----------    ----------
NET ASSETS--END OF PERIOD.....................   $103,007   $ 7,497,540    $1,136,779
                                                 ========   ===========    ==========

                      See Notes to Financial Statements.


                                             MFS          MFS      State Street
       Loomis Sayles        Alger Equity  Investors     Research     Research
         Small Cap             Income       Trust       Managers   Bond Income
         Portfolio           Portfolio    Portfolio    Portfolio    Portfolio
--------------------------  ------------ ------------ ------------ ------------
                For the
  For the    Period July 5,   For the      For the      For the      For the
 Year Ended     2000 to      Year Ended   Year Ended   Year Ended   Year Ended
December 31,  December 31,  December 31, December 31, December 31, December 31,
    2001          2000          2001         2001         2001         2001
------------ -------------- ------------ ------------ ------------ ------------
 $   75,074     $   (629)     $  (121)    $  (1,179)   $    (363)    $ 16,048
    (35,645)         (42)        (175)       (5,896)       1,304         (156)
    (62,611)       5,980       (5,126)        4,527         (346)      (1,312)
 ----------     --------      -------     ---------    ---------     --------
    (23,182)       5,309       (5,422)       (2,548)         595       14,580
 ----------     --------      -------     ---------    ---------     --------
    909,510       62,643           --       122,835       72,571       12,338
     (7,864)      (6,573)          --        (1,444)      (3,984)          --
    960,425      403,213       52,468       486,210      231,621      282,738
   (356,458)     (20,610)      (1,809)     (282,946)    (149,340)      (2,697)
 ----------     --------      -------     ---------    ---------     --------
  1,505,613      438,673       50,659       324,655      150,868      292,379
 ----------     --------      -------     ---------    ---------     --------
  1,482,431      443,982       45,237       322,107      151,463      306,959
    443,982           --           --            --           --           --
 ----------     --------      -------     ---------    ---------     --------
 $1,926,413     $443,982      $45,237     $ 322,107    $ 151,463     $306,959
 ==========     ========      =======     =========    =========     ========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                 Westpeak                  Salomon Brothers
                                                 Growth &   Harris Oakmark  Strategic Bond
                                                  Income    Mid Cap Value   Opportunities
                                                Portfolio     Portfolio       Portfolio
                                               ------------ -------------- ----------------
                                                               For the         For the
                                                 For the    Period May 1,   Period May 1,
                                                Year Ended     2001 to         2001 to
                                               December 31,  December 31,    December 31,
                                                   2001          2001            2001
                                               ------------ -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
 From operations:
   Net investment income (loss)...............   $   (69)     $   (9,775)      $   (894)
   Net realized gain (loss) from security
    transactions..............................       (77)            (43)           117
   Change in unrealized (depreciation)
    appreciation of investments...............    (2,467)        279,801          4,621
                                                 -------      ----------       --------
   Net (decrease) increase in net assets
    resulting from operations.................    (2,613)        269,983          3,844
                                                 -------      ----------       --------
 From capital transactions:
   Net premiums...............................        --         999,657         97,914
   Redemptions................................        --          (7,188)          (566)
   Net portfolio transfers....................    28,886       3,223,723        396,753
   Other net transfers........................    (1,055)       (271,630)       (33,111)
                                                 -------      ----------       --------
   Net increase in net assets resulting from
    capital transactions......................    27,831       3,944,562        460,990
                                                 -------      ----------       --------
NET CHANGE IN NET ASSETS......................    25,218       4,214,545        464,834
NET ASSETS--BEGINNING OF PERIOD...............        --              --             --
                                                 -------      ----------       --------
NET ASSETS--END OF PERIOD.....................   $25,218      $4,214,545       $464,834
                                                 =======      ==========       ========

                      See Notes to Financial Statements.

                                                Alliance                                Fidelity VIP II
                           Alliance             Premier      Alliance   Fidelity VIP II  Asset Manager  Fidelity VIP
Salomon Brothers           Growth &             Growth--   Technology--  Contrafund--      Growth--       Growth--
U.S. Government        Income--Class B          Class B      Class B     Service Class   Service Class  Service Class
   Portfolio              Portfolio            Portfolio    Portfolio      Portfolio       Portfolio      Portfolio
---------------- ---------------------------- ------------ ------------ --------------- --------------- -------------
    For the
 Period May 1,     For the    For the Period    For the      For the        For the         For the        For the
    2001 to       Year Ended  September 30 to  Year Ended   Year Ended    Year Ended      Year Ended     Year Ended
  December 31,   December 31,  December 31,   December 31, December 31,  December 31,    December 31,   December 31,
      2001           2001          2000           2001         2001          2001            2001           2001
---------------- ------------ --------------- ------------ ------------ --------------- --------------- -------------
    $ (1,841)      $  2,195       $    --       $  (104)     $    661       $   (57)        $  (233)       $  (243)
       5,065           (318)           --          (138)      (19,763)          (27)            113         (3,407)
      (2,273)        24,267         2,702         1,299        (2,681)         (253)         (1,597)        (3,078)
    --------       --------       -------       -------      --------       -------         -------        -------
         951         26,144         2,702         1,057       (21,783)         (337)         (1,717)        (6,728)
    --------       --------       -------       -------      --------       -------         -------        -------
     162,934        422,139            --            --           463         3,356          16,990         22,338
     (10,909)            --            --            --            --            --              --             --
     755,686        160,474        54,402        97,128        36,082        21,462          84,590         74,755
     (59,363)       (11,019)          769           133        (2,213)         (621)         (5,355)        (3,117)
    --------       --------       -------       -------      --------       -------         -------        -------
     848,348        571,594        55,171        97,261        34,332        24,197          96,225         93,976
    --------       --------       -------       -------      --------       -------         -------        -------
     849,299        597,738        57,873        98,318        12,549        23,860          94,508         87,248
          --         57,873            --            --            --            --              --             --
    --------       --------       -------       -------      --------       -------         -------        -------
    $849,299       $655,611       $57,873       $98,318      $ 12,549       $23,860         $94,508        $87,248
    ========       ========       =======       =======      ========       =======         =======        =======

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               American      American
                                                                                 American    Funds Growth  Funds Global
                                                                               Funds Growth    & Income      Small Cap
                                                                                 Portfolio     Portfolio     Portfolio
                                                                               ------------- ------------- -------------
                                                                                  For the       For the       For the
                                                                               Period May 1, Period May 1, Period May 1,
                                                                                  2001 to       2001 to       2001 to
                                                                               December 31,  December 31,  December 31,
                                                                                   2001          2001          2001
                                                                               ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
   Net investment income (loss)...............................................  $  128,057    $   15,132     $  5,931
   Net realized gain (loss) from security transactions........................     (95,342)      (13,398)     (18,714)
   Change in unrealized (depreciation) appreciation of investments............     (17,189)       55,397       46,579
                                                                                ----------    ----------     --------
   Net (decrease) increase in net assets resulting from operations............      15,526        57,131       33,796
                                                                                ----------    ----------     --------
  From capital transactions:
   Net premiums...............................................................     700,197       553,810      138,839
   Redemptions................................................................      (1,570)       (6,270)          --
   Net portfolio transfers....................................................   2,173,706     1,876,550      476,691
   Other net transfers........................................................     288,414       (27,864)     (30,269)
                                                                                ----------    ----------     --------
   Net increase (decrease) in net assets resulting from capital transactions..   3,160,747     2,396,226      585,261
                                                                                ----------    ----------     --------
NET CHANGE IN NET ASSETS......................................................   3,176,273     2,453,357      619,057
NET ASSETS--BEGINNING OF PERIOD...............................................          --            --           --
                                                                                ----------    ----------     --------
NET ASSETS--END OF PERIOD.....................................................  $3,176,273    $2,453,357     $619,057
                                                                                ==========    ==========     ========

                      See Notes to Financial Statements.

          JPM           MFS           MFS
        Enhanced      Mid Cap      Research        PIMCO         PIMCO
         Index        Growth     International Total Return   Innovations
       Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
      ------------ ------------- ------------- ------------- -------------
                      For the       For the       For the       For the
        For the    Period May 1, Period May 1, Period May 1, Period May 1,
       Year Ended     2001 to       2001 to       2001 to       2001 to
      December 31, December 31,  December 31,  December 31,  December 31,
          2001         2001          2001          2001          2001
      ------------ ------------- ------------- ------------- -------------
         $  (13)     $   (940)     $   (351)    $   23,842     $ (1,528)
            (25)       (1,372)       (4,107)         1,564       (9,873)
           (320)       11,239         1,444        (14,155)       4,179
         ------      --------      --------     ----------     --------
           (358)        8,927        (3,014)        11,251       (7,222)
         ------      --------      --------     ----------     --------
             --        82,192        38,580        266,987      138,136
             --          (543)           --         (9,397)          --
          5,908       264,649        77,076        902,199      661,537
           (187)      209,192       124,871        (68,474)     (43,761)
         ------      --------      --------     ----------     --------
          5,721       555,490       240,527      1,091,315      755,912
         ------      --------      --------     ----------     --------
          5,363       564,417       237,513      1,102,566      748,690
             --            --            --             --           --
         ------      --------      --------     ----------     --------
         $5,363      $564,417      $237,513     $1,102,566     $748,690
         ======      ========      ========     ==========     ========

                     Metropolitan Life Separate Account UL

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2001

1. BUSINESS

   Metropolitan Life Separate Account UL (the "Separate Account") a separate account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established on December 13, 1988 to support Metropolitan Life's operations with respect to certain variable universal life contracts ("Contracts"). Metropolitan Life is a wholly owned subsidiary of MetLife Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on January 5, 1990 under the Investment Company Act of 1940, as amended, and exist in accordance with the regulations of the New York Insurance Department. The Separate Account presently consists of fifty-two investment portfolios that support six variable universal life insurance Contracts (UL II, SBR Met Flex, GVUL, UL2001, VAI, and
VABR). The assets in each Contract are invested in shares of the corresponding portfolios of the Metropolitan Series Fund, Inc., the New England Zenith Series Funds, Inc., the Templeton Variable Product Series Funds, the Invesco Variable Investment Funds, Inc., the Janus Aspen Series Funds, the Fidelity Variable Insurance Products Funds, the Alliance Variable Product Series Funds, American Series Funds, and the MetLife Investors Trust Funds, collectively, (the "Funds").

   The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.

   On May 3, 1999, operations commenced for five new investment portfolios added to the Separate Account on that date: Janus Aspen Growth, Invesco VIF High Yield, Invesco VIF Equity Income, Invesco VIF Real Estate Opportunity, and Franklin Templeton International Stock. On May 1, 2000, operations commenced for one new investment portfolio added to the Separate Account on that date:
Putnam Large Cap Growth. On July 5, 2000, operations commenced for four new investment portfolios added to the Separate Account on that date: State Street Research Aurora Small Cap Value, MetLife Mid Cap Stock Index, Davis Venture Value Series, and Loomis Sayles Small Cap Series. On September 30, 2000, operations commenced for one new investment portfolio added to the Separate Account on that date: Alliance Growth and Income--Class B. On January 1, 2001, operations commenced for twelve new investment portfolios added to the Separate Account on that date: Franklin Templeton Valuemark Small Cap, Alger Equity Income, MFS Investors Trust, MFS Research Managers, State Street Research Bond Income, Westpeak Growth & Income, Alliance Premier Growth--Class B, Alliance Technology--Class B, Fidelity VIP II Contrafund--Service Class, Fidelity VIP II Asset Manager Growth--Service Class, Fidelity VIP Growth--Service Class, and JPM Enhanced Index. On May 1, 2001, operations commenced for twelve new investment portfolios added to the Separate Account on that date: Janus Growth, Franklin Templeton Small Cap Growth, Harris Oakmark Mid Cap Value, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, American Funds Growth, American Funds Growth & Income, American Funds Global Small Cap, MFS Mid Cap Growth, MFS Research International, PIMCO Total Return, and PIMCO Innovations.

2. SIGNIFICANT ACCOUNTING POLICIES

       The financial statements included therein have been provided in accordance with accounting principles generally accepted in the United States of America for variable universal life separate accounts registered as unit investment trust.

    A. Valuation of Investments

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments are valued utilizing the amortized cost method of valuation.

    B. Security Transactions

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

    C. Federal Income Taxes

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code
       (IRC). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

    D. Net Premiums

       Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. Use of Estimates

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

    F. Purchase Payments

       Purchase payments received by Metropolitan Life are credited as Accumulation Units as of the end of the valuation period in which received, as provided in the prospectus.

3. EXPENSES

   With respect to assets in the Separate Account that support certain policies, Metropolitan Life deducts a charge from the assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 0.45% of the average daily values of the assets in the Separate Account for GVUL contracts, 0.90% for UL II & UL2001 contracts, 0.60% for IVUL contracts, and 0.75% for VAI and VABR contracts less than $250K and 0.50% for VAI and VABR contracts $250K and greater.

4. PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 are as follows:

                                                         Purchases  Sales
                                                         --------- --------
                                                           (In Thousands)
State Street Research Investment Trust Portfolio........ $ 96,242  $ 21,727
State Street Research Income Portfolio..................   22,719    19,396
State Street Research Money Market Portfolio............   46,556    36,151
State Street Research Diversified Portfolio.............   55,179     7,704
State Street Research Aggressive Growth Portfolio.......   68,464     7,181
MetLife Stock Index Portfolio...........................  100,212    18,903
Putnam International Stock Portfolio....................   16,647    12,709
Loomis Sayles High Yield Bond Portfolio.................    3,996     1,216
Janus Mid Cap Portfolio.................................   55,702     8,998
T. Rowe Price Small Cap Growth Portfolio................   15,436     6,383
Scudder Global Equity Portfolio.........................    9,718     2,706
Harris Oakmark Large Cap Value Portfolio................   12,038       614
Neuberger Berman Partners Mid Cap Value Portfolio.......   10,417     2,272
T. Rowe Price Large Cap Growth Portfolio................   18,682     4,807
Lehman Brothers Aggregate Bond Index Portfolio..........   27,056    10,138
Morgan Stanley EAFE Index Portfolio.....................   13,223     7,527
Russell 2000 Index Portfolio............................   10,810     7,123
Putnam Large Cap Growth Portfolio.......................    3,815       238
State Street Research Aurora Small Cap Value Portfolio..   16,324       659
MetLife Mid Cap Stock Index Portfolio...................    6,926       363
Janus Growth Portfolio..................................    1,173       209
Franklin Templeton Small Cap Growth Portfolio...........      474        24
Janus Aspen Growth Portfolio............................    1,222     4,782
Invesco VIF High Yield Portfolio........................      377        80
Invesco VIF Equity Income Portfolio.....................      131        17
Invesco VIF Real Estate Opportunity Portfolio...........        8        30
Franklin Templeton International Stock Portfolio........    1,257       303
Franklin Templeton Valuemark Small Cap Portfolio........      102         4
Davis Venture Value Portfolio...........................    7,015       240
Loomis Sayles Small Cap Portfolio.......................    1,767       227
Alger Equity Income Portfolio...........................       52         1
MFS Investors Trust Portfolio...........................      614        55
MFS Research Managers Portfolio.........................    1,781     1,496
State Street Research Bond Income Portfolio.............      312         4
Westpeak Growth & Income Portfolio......................       28         1
Harris Oakmark Mid Cap Value Portfolio..................    4,129       188
Salomon Brothers Strategic Bond Opportunities Portfolio.      467         7
Salomon Brothers U.S. Government Portfolio..............    1,190       338
Alliance Growth & Income--Class B Portfolio.............      585        14
Alliance Premier Growth--Class B Portfolio..............       98         1
Alliance Technology--Class B Portfolio..................      166       152
Fidelity VIP II Contrafund--Service Class Portfolio.....       25         1
Fidelity VIP II Asset Manager Growth--Service Class
 Portfolio..............................................      101         5
Fidelity VIP Growth--Service Class Portfolio............      119        28
American Funds Growth Portfolio.........................    3,423       707
American Funds Growth & Income Portfolio................    2,482       248
American Funds Global Small Cap Portfolio...............      613        65
JPM Enhanced Index Portfolio............................        7         1
MFS Mid Cap Growth Portfolio............................      320        14
MFS Research International Portfolio....................      381       287
PIMCO Total Return Portfolio............................    1,337       220
PIMCO Innovations Portfolio.............................      787        41
                                                         --------  --------
Total................................................... $642,704  $186,605
                                                         ========  ========

5. CHANGES IN OUTSTANDING UNITS

   The changes in units outstanding for the year ended December 31, 2001 are as follows:

                                                                              State Street              State Street
                                                  State Street   State Street   Research   State Street   Research
                                                    Research       Research      Money       Research    Aggressive
                                                Investment Trust    Income       Market    Diversified     Growth
                                                   Portfolio      Portfolio    Portfolio    Portfolio    Portfolio
                                                ---------------- ------------ ------------ ------------ ------------
(In thousands)
Outstanding at January 1, 2001.................      11,054         3,980         1,479        9,234        9,254
Activity during 2001:
 Issued........................................       2,828         1,170         2,983        2,200        1,392
 Redeemed......................................        (618)         (975)       (2,306)        (296)        (143)
                                                     ------         -----        ------       ------       ------
Outstanding at December 31, 2001...............      13,264         4,175         2,156       11,138       10,503
                                                     ======         =====        ======       ======       ======


 MetLife     Putnam     Loomis Sayles           T. Rowe Price                                  Neuberger
  Stock   International  High Yield     Janus     Small Cap      Scudder    Harris Oakmark  Berman Partners
  Index       Stock         Bond       Mid Cap     Growth     Global Equity Large Cap Value  Mid Cap Value
Portfolio   Portfolio     Portfolio   Portfolio   Portfolio     Portfolio      Portfolio       Portfolio
--------- ------------- ------------- --------- ------------- ------------- --------------- ---------------
 11,689       2,709          601        5,367       2,995         1,848            220             456
  6,525       1,578          246        3,701         864           209          1,076             790
 (1,199)     (1,181)         (73)        (587)       (350)          (57)           (54)           (170)
 ------      ------          ---        -----       -----         -----          -----           -----
 17,015       3,106          774        8,481       3,509         2,000          1,242           1,076
 ======      ======          ===        =====       =====         =====          =====           =====

                                 T. Rowe Price Lehman Brothers   Morgan
                                   Large Cap      Aggregate     Stanley    Russell   Putman Large
                                    Growth       Bond Index    EAFE Index 2000 Index  Cap Growth
                                   Portfolio      Portfolio    Portfolio  Portfolio   Portfolio
                                 ------------- --------------- ---------- ---------- ------------
(In thousands)
Outstanding at January 1, 2001..       632          1,730           544       512        131
Activity during 2001:
  Issued........................     2,004          2,267         1,865     1,181        704
  Redeemed......................      (512)          (844)       (1,056)     (773)       (43)
                                     -----          -----        ------     -----        ---
Outstanding at December 31, 2001     2,124          3,153         1,352       920        792
                                     =====          =====        ======     =====        ===

 State Street                                 Franklin       Janus   Invesco VIF Invesco VIF Invesco VIF
Research Aurora   Metlife Mid     Janus      Templeton       Aspen      High       Equity    Real Estate
Small Cap Value Cap Stock Index  Growth   Small Cap Growth  Growth      Yield      Income    Opportunity
   Portfolio       Portfolio    Portfolio    Portfolio     Portfolio  Portfolio   Portfolio   Portfolio
--------------- --------------- --------- ---------------- --------- ----------- ----------- -----------
       164            210           --           --           473         1           2          10
     1,201            693          148           54            84        45          12           1
       (48)           (36)         (26)          (2)         (321)       (9)         (2)         (4)
     -----            ---          ---           --          ----        --          --          --
     1,317            867          122           52           236        37          12           7
     =====            ===          ===           ==          ====        ==          ==          ==

                                   Franklin    Franklin    Davis    Loomis
                                   Templeton   Templeton  Venture   Sayles     Alger
                                 International Valuemark   Value   Small Cap  Equity
                                     Stock     Small Cap  Series    Series    Growth
                                   Portfolio   Portfolio Portfolio Portfolio Portfolio
                                 ------------- --------- --------- --------- ---------
(In thousands)
Outstanding at January 1, 2001..       99         --         39        2        --
Activity during 2001:
  Issued........................      118         17        267       10         6
  Redeemed......................      (28)        (1)        (9)      (1)       (0)
                                      ---         --        ---       --        --
Outstanding at December 31, 2001      189         16        297       11         6
                                      ===         ==        ===       ==        ==

                                                               Saloman      Saloman   Alliance
   MFS    MFS Research State Street Westpeak     Harris        Brothers     Brothers  Growth &
Investors   Research     Research   Growth &     Oakmark    Strategic Bond    U.S.    Income--
  Trust     Managers   Bond Income   Income   Mid Cap Value Opportunities  Government  Class B
Portfolio  Portfolio    Portfolio   Portfolio   Portfolio     Portfolio    Portfolio  Portfolio
--------- ------------ ------------ --------- ------------- -------------- ---------- ---------
   --          --           --         --          --             --           --         6
   47          83           27          3          24             42           99        60
   (4)        (70)          (0)        (0)         (1)            (1)         (28)       (1)
   --         ---           --         --          --             --          ---        --
   43          13           27          3          23             41           71        65
   ==         ===           ==         ==          ==             ==          ===        ==

                                                                               Fidelity VIP II
                                     Alliance       Alliance   Fidelity VIP II  Asset Manager   Fidelity VIP
                                 Premier Growth-- Technology--  Contrafund--   Growth--Service Growth--Service
                                     Class B        Class B     Service Class       Class           Class
                                    Portfolio      Portfolio      Portfolio       Portfolio       Portfolio
                                 ---------------- ------------ --------------- --------------- ---------------
(In thousands)
Outstanding at January 1, 2001..        --             --            --              --              --
Activity during 2001:
  Issued........................        14             26             3              14              17
  Redeemed......................        (0)           (24)           (0)             (1)             (4)
                                        --            ---            --              --              --
Outstanding at December 31, 2001        14              2             3              13              13
                                        ==            ===            ==              ==              ==

                               American      JPM       MFS         MFS
  American   American Funds  Funds Global Enhanced   Mid Cap    Research       PIMCO        PIMCO
Funds Growth Growth & Income  Small Cap     Index    Growth   International Total Return Innovations
 Portfolio      Portfolio     Portfolio   Portfolio Portfolio   Portfolio    Portfolio    Portfolio
------------ --------------- ------------ --------- --------- ------------- ------------ -----------

     --            --             --         --        --           --           --           --
     67            76             55          1        71          113          123          128
    (14)           (8)            (6)        (0)       (3)         (85)         (20)          (7)
    ---            --             --         --        --          ---          ---          ---
     53            68             49          1        68           28          103          121
    ===            ==             ==         ==        ==          ===          ===          ===

6.  UNIT VALUES

   A summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying funds, for the period ended December 31, 2001 or lesser time period if applicable.

                                                                                        State Street
                                                      State Street     State Street       Research       State Street
                                                        Research         Research          Money           Research
                                                    Investment Trust      Income           Market        Diversified
                                                       Portfolio        Portfolio        Portfolio        Portfolio
                                                    ---------------- ---------------- ---------------- ----------------
2001
Units (In thousands)...............................           13,264            4,175            2,156           11,138
Unit Value......................................... $10.98 to $35.04 $11.95 to $24.08 $14.88 to $15.85 $11.35 to $30.04
Net Assets (Dollars in thousands)..................         $356,701          $79,176          $32,726         $265,724
Investment Income Ratio to Net Assets (1)..........           13.53%            7.28%            4.18%            9.67%
Expenses as a percent of Average Net Assets (2)....   0.45% to 0.90%   0.45% to 0.90%   0.60% to 0.90%   0.45% to 0.90%
Total Return (3)...................................     -17% to -18%         7% to 8%         3% to 4%       -6% to -7%

                                                      State Street
                                                        Research
                                                       Aggressive
                                                         Growth
                                                       Portfolio
                                                    ----------------
2001
Units (In thousands)...............................           10,503
Unit Value......................................... $11.67 to $17.12
Net Assets (Dollars in thousands)..................         $171,692
Investment Income Ratio to Net Assets (1)..........           24.84%
Expenses as a percent of Average Net Assets (2)....   0.45% to 0.90%
Total Return (3)...................................             -24%

--------
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net asset. These ratios excluded those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner account through the redemption of units and expense of the underlying fund are excluded.
(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all item included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return calculated for the period indicated or from the effective date through the end of the reporting period.

                                                                    Putnam       Loomis Sayles                    T. Rowe Price
                                                    MetLife      International    High Yield          Janus         Small Cap
                                                  Stock Index        Stock           Bond            Mid Cap         Growth
                                                   Portfolio       Portfolio       Portfolio        Portfolio       Portfolio
                                                --------------- --------------- ---------------- --------------- ----------------
2001
Units (In thousands)...........................          17,015           3,106              774           8,481            3,509
Unit Value..................................... $9.62 to $29.91 $9.47 to $13.35 $10.83 to $12.35 $5.95 to $17.08 $12.46 to $13.76
Net Assets (Dollars in thousands)..............        $346,931         $38,281           $8,845        $125,185          $44,660
Investment Income Ratio to Net Assets (1)......           1.17%           3.67%           11.73%           0.00%            8.16%
Expenses as a percent of Average Net Assets (2)  0.45% to 0.90%  0.45% to 0.90%   0.45% to 0.90%  0.45% to 0.90%   0.45% to 0.90%
Total Return (3)...............................    -12% to -13%    -21% to -20%       -1% to -2%    -37% to -33%       -10% to 2%

                                                                     Harris          Neuberger      T. Rowe Price
                                                    Scudder       Oakmark Large   Berman Partners     Large Cap
                                                 Global Equity      Cap Value      Mid Cap Value       Growth
                                                   Portfolio        Portfolio        Portfolio        Portfolio
                                                ---------------- ---------------- ---------------- ---------------
2001
Units (In thousands)...........................            2,000            1,242            1,076           2,124
Unit Value..................................... $11.79 to $12.88 $10.80 to $13.76 $11.44 to $15.63 $8.35 to $12.08
Net Assets (Dollars in thousands)..............          $21,106          $14,336          $14,115         $21,111
Investment Income Ratio to Net Assets (1)......           11.32%            0.15%            1.94%           0.06%
Expenses as a percent of Average Net Assets (2)   0.45% to 0.90%   0.45% to 0.90%   0.60% to 0.90%  0.60% to 0.90%
Total Return (3)...............................     -16% to -15%       17% to 20%        -3% to 0%     -11% to -6%

                                                Lehman Brothers
                                                Aggregate Bond
                                                     Index
                                                   Portfolio
                                                ----------------
2001
Units (In thousands)...........................            3,153
Unit Value..................................... $11.38 to $11.97
Net Assets (Dollars in thousands)..............          $37,322
Investment Income Ratio to Net Assets (1)......            1.29%
Expenses as a percent of Average Net Assets (2)   0.45% to 0.90%
Total Return (3)...............................               7%

                                                                                                    State Street
                                                                                                      Research
                                                    Morgan Stanley  Russell 2000    Putman Large    Aurora Small
                                                      EAFE Index       Index         Cap Growth      Cap Value
                                                      Portfolio      Portfolio       Portfolio       Portfolio
                                                    -------------- --------------- -------------- -----------------
2001
Units (In thousands)...............................          1,352             920            792             1,317
Unit Value......................................... $6.97 to $9.04 $9.42 to $12.56 $4.98 to $5.04  $13.09 to $14.29
Net Assets (Dollars in thousands)..................        $10,800         $10,625         $4,001 $          20,005
Investment Income Ratio to Net Assets (1)..........          0.31%           0.26%          0.00%             0.38%
Expenses as a percent of Average Net Assets (2).... 0.45% to 0.90%  0.45% to 0.90% 0.60% to 0.90%    0.60% to 0.90%
Total Return (3)...................................   -22% to -21%        0% to 6%   -46% to -31%        16% to 19%

                                                      Metlife Mid
                                                       Cap Stock
                                                         Index
                                                       Portfolio
                                                    ----------------
2001
Units (In thousands)...............................              867
Unit Value.........................................  $9.62 to $10.56
Net Assets (Dollars in thousands).................. $          9,019
Investment Income Ratio to Net Assets (1)..........            0.43%
Expenses as a percent of Average Net Assets (2)....   0.60% to 0.90%
Total Return (3)...................................        -1% to 3%

                                                                   Franklin
                                                                   Templeton      Janus    Invesco   Invesco   Invesco VIF
                                                     Janus         Small Cap      Aspen   VIF High  VIF Equity Real Estate
                                                    Growth          Growth       Growth     Yield     Income   Opportunity
                                                   Portfolio       Portfolio    Portfolio Portfolio Portfolio   Portfolio
                                                --------------- --------------- --------- --------- ---------- -----------
2001
Units (In thousands)...........................             122              52     236          37         12           7
Unit Value.....................................  $7.73 to $7.82  $8.83 to $8.88  $ 8.30     $  7.46      $9.81      $12.05
Net Assets (Dollars in thousands).............. $           953 $           457  $1,959     $   274       $122         $89
Investment Income Ratio to Net Assets (1)......           0.00%           0.00%   6.04%      20.89%      2.61%       1.16%
Expenses as a percent of Average Net Assets (2)           0.90%           0.60%   0.60%       0.60%      0.60%       0.60%
Total Return (3)...............................    -22% to -23%    -12% to -11%    -19%        -15%        -7%          1%

                                                  Franklin    Franklin
                                                  Templeton   Templeton      Davis           Loomis
                                                International Valuemark  Venture Value    Sayles Small       Alger
                                                    Stock     Small Cap     Series         Cap Series    Equity Growth
                                                  Portfolio   Portfolio    Portfolio       Portfolio       Portfolio
                                                ------------- --------- --------------- ---------------- -------------
2001
Units (In thousands)...........................       189          16               297               11         6
Unit Value.....................................     $9.27       $6.91   $8.94 to $25.95 $8.66 to $191.87     $7.57
Net Assets (Dollars in thousands)..............    $1,767        $103            $7,498           $1,926       $45
Investment Income Ratio to Net Assets (1)......    14.19%       0.05%             4.47%            7.28%     0.00%
Expenses as a percent of Average Net Assets (2)     0.60%       0.60%    0.60% to 0.90%   0.60% to 0.90%     0.60%
Total Return (3)...............................      -16%         -9%       -11% to -9%       -4% to -9%      -16%

                                                                   MFS Research  State Street Westpeak
                                                        MFS          Research      Research   Growth &    Harris Oakmark
                                                  Investors Trust    Managers    Bond Income   Income     Mid Cap Value
                                                     Portfolio      Portfolio     Portfolio   Portfolio     Portfolio
                                                  --------------- -------------- ------------ --------- ------------------
2001
Units (In thousands).............................             43              13        27          3                   23
Unit Value....................................... $8.19 to $8.57  $6.97 to $9.04    $11.23      $8.19   $184.98 to $186.09
Net Assets (Dollars in thousands)................           $322            $151      $307        $25               $4,215
Investment Income Ratio to Net Assets (1)........          0.00%           0.25%     5.64%      0.00%                0.00%
Expenses as a percent of Average Net Assets (2).. 0.60% to 0.90%  0.60% to 0.90%     0.60%      0.60%                0.90%
Total Return (3).................................    -14% to -3%    -17% to -14%        8%       -11%           12% to 13%

                                                                                  Alliance
                                                Saloman Brothers                  Growth &      Alliance       Alliance
                                                 Strategic Bond  Saloman Brothers Income--  Premier Growth-- Technology--
                                                  Opporunities   U.S. Government   Class B      Class B        Class B
                                                   Portfolio        Portfolio     Portfolio    Portfolio      Portfolio
                                                ---------------- ---------------- --------- ---------------- ------------
2001
Units (In thousands)...........................               41               71      65           14              2
Unit Value..................................... $11.15 to $11.22 $11.89 to $11.96  $10.19        $7.15          $5.43
Net Assets (Dollars in thousands)..............             $465             $849    $656          $98            $13
Investment Income Ratio to Net Assets (1)......            0.00%            0.00%   0.91%        0.00%          6.23%
Expenses as a percent of Average Net Assets (2)            0.90%            0.90%   0.60%        0.60%          0.60%
Total Return (3)...............................         3% to 4%               4%      2%         -14%           -35%

                                           Fidelity
                                            VIP II
                                Fidelity     Asset
                                 VIP II     Manager  Fidelity VIP                     American         American
                              Contrafund-- Growth--    Growth--      American           Funds            Funds
                                Service     Service    Service         Funds          Growth &          Global
                                 Class       Class      Class         Growth           Income          Small Cap
                               Portfolio   Portfolio  Portfolio      Portfolio        Portfolio        Portfolio
                              ------------ --------- ------------ ---------------- ---------------- ----------------
2001
Units (In thousands).........        3          13         13                   53               68               49
Unit Value...................    $7.96       $7.89      $6.77     $59.63 to $59.99 $35.81 to $36.03 $12.34 to $12.41
Net Assets (Dollars in
 thousands)..................      $24         $95        $87               $3,176           $2,453             $619
Investment Income Ratio to
 Net Assets (1)..............    0.00%       0.00%      0.00%                4.25%            0.82%            1.15%
Expenses as a percent of
 Average Net Assets (2)......    0.60%       0.60%      0.60%                0.90%            0.90%            0.90%
Total Return (3).............     -12%        -10%       -20%         -15% to -14%              -3%       -9% to -8%

                                                   JPM                        MFS
                                                Enhanced   MFS Mid Cap     Research       PIMCO Total        PIMCO
                                                  Index      Growth      International      Return        Innovations
                                                Portfolio   Portfolio      Portfolio       Portfolio       Portfolio
                                                --------- -------------- -------------- ---------------- --------------
2001
Units (In thousands)...........................         1             68             28              103            121
Unit Value.....................................     $8.12 $8.32 to $8.37 $8.44 to $8.50 $10.64 to $10.70 $6.15 to $6.19
Net Assets (Dollars in thousands)..............        $5           $564           $238           $1,103           $749
Investment Income Ratio to Net Assets (1)......     0.00%          0.00%          0.07%            2.37%          0.00%
Expenses as a percent of Average Net Assets (2)     0.60%          0.90%          0.90%            0.90%          0.90%
Total Return (3)...............................       -9%   -16% to -15%   -12% to -13%               6%           -25%

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)

7. CHANGE OF FUND NAME

   Effective January 24, 2000, Putnam became the sub-investment manager of the Putnam International Stock Portfolio (formerly Santander International Stock Portfolio) of the Metropolitan Series Fund, Inc. Effective February 15, 2000, Invesco VIF Realty Portfolio changed its name to Invesco VIF Real Estate Opportunity Portfolio and Invesco Industrial Income changed its name to Invesco Equity Income. Effective July 1, 2001, State Street Research became the sub-investment manager of the State Street Research Bond Income Portfolio (formerly Back Bay Advisers Bond Income Portfolio) of the New England Zenith Series Fund. Effective May 1, 2001, State Street Research Growth changed its name to State Street Research Investment Trust.

[LOGO] METLIFE(R)


GVUL
GROUP VARIABLE UNIVERSAL LIFE



Prospectuses For

..  Group Variable Universal Life Insurance

   Policies and Certificates

   Issued By

     Metropolitan Life Insurance

     Company

.. Metropolitan Series Fund, Inc.

.. New England Zenith Fund

.. Met Investors Series Trust



[LOGO] METLIFE(R)

MetLife Customer Service Center
177 South Commons Drive
Aurora, Illinois 60507
                                                           --------------
Address correction Requested                                 PRSRT STD
                                                            U.S. POSTAGE
Forwarding and Return                                          PAID
Postage Guaranteed                                            METLIFE
                                                           --------------

                                    PART II

                REPRESENTATION WITH RESPECT TO FEES AND CHARGES


   MetLife represents that the fees and charges deducted under the Group Policies and Certificates described in this amended Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by MetLife under the Group Policies and Certificates. MetLife bases its representation on its assessment of numerous facts and circumstances that it deems relevant. These may include, for example, such factors as: the nature and extent of such services, expenses and risks, the need for MetLife to earn an adequate profit, the degree to which the Group Policies and Certificates include innovative features, and regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Group Policies and Certificates issued pursuant to this Registration Statement, including those sold on the terms specifically described in the Prospectus contained herein, or any variations therein based on supplements, amendments, endorsements or other riders to such group policies, certificates or Prospectus, or otherwise.


                      CONTENTS OF REGISTRATION STATEMENT

   This Registration Statement comprises the following papers and documents:

       The facing sheet.

       Cross-Reference Table.


       The Prospectus consisting of 32 pages.


       Undertaking to File Reports, filed with the initial filing of this Registration Statement on April 14, 1995.

       Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933, filed with the initial filing of this Registration Statement on April 14, 1995.

       Representation with respect to fees and charges.

       The signatures.

       Written Consents of the following persons:

          Christopher P. Nicholas, filed with the initial filing of this Registration Statement on April 14, 1995.

          Rocco A. Mariano, Jr. (filed with Exhibit 6 below).

          Deloitte & Touche LLP.

   The following exhibits:

1.A (1) --Resolution of Board of Directors of Metropolitan Life effecting the establishment of
          Metropolitan Life Separate Account*
    (2) --Not Applicable
    (3) --(a) Not Applicable
        --(b) Form of Selected Broker Agreement+++
        --(c) Schedule of sales commissions**
    (4) --Not Applicable
    (5) --(a)Specimen Group Variable Universal Life Insurance Policy (including any alternate pages as required by state law) with form of riders, if any++
        --(b)Specified Group Variable Universal Life Insurance Certificate issued under the
             Group Variable Universal Life Policy (including any alternate pages as required by state law) with form of riders, if any++
        --(c)Form of personalized illustration***
    (6) --(a)Restated Charter and By-Laws of Metropolitan Life****
    (7) --Not Applicable

      (8) --Not Applicable
      (9) --Not Applicable
     (10) --(a)  Application Form for Policy and Form of Receipt+++
          --(b)  Enrollment Form for Certificate and Form of Receipt+++
          --(c)  Request For Systematic Transfer Option Form+++
 2.       --See Exhibit 1.A(5) above
 3.       --Opinion and consent of Counsel as to the legality of the securities being sold++
 4.       --Not Applicable
 5.       --Not Applicable
 6.       --Opinion and consent of Rocco A. Mariano, Jr. relating to the Group Variable Universal
            Life Insurance Policies+
 7.       --Powers of Attorney++++
10.       --Memorandum describing certain procedures filed pursuant to Rule 6e-3 (T)
            (b)(12)(iii)++
27.       --Financial Data Schedule (inapplicable)

No Code of Ethics has been included in the above exhibits, because the registrant invests only in shares of open-end management investment companies registered under the Investment Company Act of 1940.
--------
    + Filed herewith.
    * Incorporated herein by reference to the filing of Post-Effective Amendment No. 5 to the Registration Statement of Separate Account UL (File No. 33-47927) on April 30, 1997.
   ** Incorporated by reference from the sections entitled "Distribution of the Group Policies and Certificates in the prospectuses that are included in this amended Registration Statement.
  *** Included in the filing of Post-Effective Amendment No. 5 to this
      Registration Statement on April 28, 1999.
 **** Incorporated herein by reference from the filing to the Post-Effective
      Amendment No. 11 to the Registration Statement of Separate Account UL (File No. 33-47927) on April 6, 2000.
   ++ Included in the initial filing of this Registration Statement of Separate
      Account UL (File No. 33-91226) on April 14, 1995.
  +++ Included in the filing of Pre-Effective Amendment No. 1 of this Registration Statement of Separate Account UL (File No. 33-91226) on September 8, 1995.
 ++++ Incorporated herein by reference to the filing of Post-Effective
      Amendment No. 4 to the Registration Statement of Separate Account UL (File No. 33-57320) on March 1, 1996.
+++++ Incorporated herein by reference to the filing of Post-Effective
      Amendment No. 5 to the Registration Statement of Separate Account UL (File No. 33-47927) on April 30, 1997, except for Robert H. Benmosche's power of attorney, which is incorporated by reference to the filing of the Registration Statement of Separate Account UL (File No. 333-40161) on November 13, 1997, Virginia M. Wilson's power of attorney, which is incorporated by reference to the filing of Pre-Effective Amendment No. 2 of Metropolitan Life Separate Account E (File No. 333-80347) on November 1, 1999, William C. Steere, Jr.'s power of attorney, which is incorporated by reference to the filing of Post-Effective Amendment No. 8 of Separate Account UL (File No. 33-57320) on April 23, 1999, and John C. Danforth's power of attorney, which is filed herewith.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, METROPOLITAN LIFE INSURANCE COMPANY certifies that it meets all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of New York, State of New York, this 22nd day of April, 2002.


                                          METROPOLITAN LIFE INSURANCE COMPANY
(SEAL)


                                          By: /S/  GARY A. BELLER
                                              -------------------------------
                                                    Gary A. Beller, Esq.
                                              Senior Executive Vice-President
                                                     & General Counsel

Attest:


       /S/  JAMES D. GAUGHAN

--------------------------------------

            James D. Gaughan

          Assistant Secretary

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                  Signature                       Title             Date
                  ---------                       -----             ----

                       *              Chairman, President and
             -------------------        Chief Executive Officer and
             Robert H. Benmosche        Director (Principal
                                        Executive Officer)

                       *             Senior Executive Vice-
             -------------------        President and Chief
              Stewart G. Nagler         Financial Officer and
                                        Director (Principal
                                        Financial Officer)

                       *             Senior Vice-President and
             -------------------        Controller (Principal
             Virginia M. Wilson         Accounting Officer)

                       *             Director
             -------------------
             Curtis H. Barnette

                       *             Senior Executive Vice-
             -------------------        President, Chief Investment
                Gerald Clark            Officer and Director

                       *             Director
             -------------------
              John C. Danforth



  *By: /S/  CHRISTOPHER P. NICHOLAS  Attorney-in-fact          April 22, 2002
  ----------------------------------
         Christopher P. Nicholas, Esq.

             Signature                           Title             Date
             ---------                           -----             ----
                  *                       Director
----------------------------------
        Burton A. Dole, Jr.

                  *                       Director
----------------------------------
         James R. Houghton

                  *                       Chairman and Chief
----------------------------------          Executive Officer
          Harry P. Kamen                    (Retired) and
                                            Director
                  *                       Director
----------------------------------
         Helene L. Kaplan

----------------------------------        Director
        Catherine R. Kinney

                  *                       Director
----------------------------------
        Charles M. Leighton

                  *                       Director
----------------------------------
        John J. Phelan, Jr.

                  *                       Director
----------------------------------
           Hugh B. Price

                  *                       Director
----------------------------------
      William C. Steere, Jr.


*By: /S/  CHRISTOPHER P. NICHOLAS         Attorney-in-fact    April 22, 2002
----------------------------------
      Christopher P. Nicholas, Esq.

   Pursuant to the requirements of the Securities Act of 1933, the Registrant, METROPOLITAN LIFE SEPARATE ACCOUNT UL, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed, on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of New York, State of New York this 22nd day of April, 2002.


                                        METROPOLITAN LIFE SEPARATE ACCOUNT UL
                                                       (Registrant)

                                        By:  METROPOLITAN LIFE INSURANCE COMPANY
                                                        (Depositor)

(SEAL)

                                                   /S/  GARY A. BELLER
                                        By: _________________________________
                                               Gary A. Beller, Esq. Senior
                                           Executive Vice-President and General
                                                         Counsel



Attest:  /S/  JAMES D. GAUGHAN

      --------------------------------

            James D. Gaughan

            Assistant Secretary

                         INDEPENDENT AUDITORS' CONSENT


Metropolitan Life Separate Account UL:



   We consent to the use in this Post-Effective Amendment No. 8 to Registration Statement No. 33-91226 of Metropolitan Life Separate Account UL on Form S-6 of our report dated March 26, 2002, relating to Metropolitan Life Separate Account UL, and our report dated February 12, 2002, relating to Metropolitan Life Insurance Company, both appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Legal, Accounting and Actuarial Matters" in such Prospectus.



DELOITTE & TOUCHE LLP
New York, New York

April 22, 2002